UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Semi-Annual Report

June 30, 2016  |  matthewsasia.com

ASIA FIXED INCOME STRATEGIES

Matthews Asia Strategic Income Fund

Matthews Asia Credit Opportunities Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA VALUE STRATEGY

Matthews Asia Value Fund

ASIA GROWTH STRATEGIES

Matthews Asia Focus Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

'16

*The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

Cover photo: Karaweik palace in Yangon, Myanmar

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Investor Class Performance and Expenses (June 30, 2016)

Investor Class		Average Annual Total Return			Inception Date	Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES
Asia Strategic Income Fund (MAINX)	4.82%	n.a.	n.a.	4.31%	11/30/11	1.28%	1.12%	[1]
Asia Credit Opportunities Fund (MCRDX)	n.a.	n.a.	n.a.	1.46%	4/29/16	2.10%	1.10%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MACSX)	-1.18%	3.51%	6.83%	9.54%	9/12/94	1.09%	n.a.
Asia Dividend Fund (MAPIX)	-1.81%	5.82%	n.a.	8.98%	10/31/06	1.06%	1.05%	[2]
China Dividend Fund (MCDFX)	-11.53%	5.97%	n.a.	8.35%	11/30/09	1.19%	n.a.
ASIA VALUE STRATEGY
Asia Value Fund (MAVRX)	n.a.	n.a.	n.a.	1.85%	11/30/15	36.42%	1.50%	[3]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MAFSX)	-5.35%	n.a.	n.a.	-1.50%	4/30/13	2.07%	1.50%	[3]
Asia Growth Fund (MPACX)	-0.86%	5.01%	6.56%	8.81%	10/31/03	1.11%	n.a.
Pacific Tiger Fund (MAPTX)	-5.04%	4.34%	9.19%	8.51%	9/12/94	1.09%	1.07%	[2]
Asia ESG Fund (MASGX)	-7.12%	n.a.	n.a.	-7.42%	4/30/15	9.09%	1.44%	[3]
Emerging Asia Fund (MEASX)	8.10%	n.a.	n.a.	7.51%	4/30/13	1.75%	1.50%	[3]
Asia Innovators Fund (MATFX)	-8.52%	6.80%	7.61%	2.30%	12/27/99	1.18%	n.a.
China Fund (MCHFX)	-23.89%	-3.53%	7.49%	8.34%	2/19/98	1.14%	n.a.
India Fund (MINDX)	-3.54%	6.76%	11.21%	11.85%	10/31/05	1.11%	n.a.
Japan Fund (MJFOX)	5.00%	10.65%	3.03%	6.07%	12/31/98	0.99%	n.a.
Korea Fund (MAKOX)	-0.83%	6.09%	6.41%	6.13%	1/3/95	1.10%	n.a.
ASIA SMALL COMPANY STRATEGIES
Asia Small Companies Fund (MSMLX)	-15.10%	0.73%	n.a.	11.36%	9/15/08	1.48%	1.47%	[3]
China Small Companies Fund (MCSMX)	-15.96%	-0.21%	n.a.	-1.00%	5/31/11	2.10%	1.50%	[4]

*	These figures are from the fund’s prospectus dated as of April 29, 2016, and may differ from the actual expense ratios for fiscal year 2016, as shown in the financial highlights section of this report.

1	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of the (i) expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 for the Asia Strategic Income Fund and until April 30, 2018 for the Asia Credit Opportunities Fund and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.

2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 for the Asia Focus Fund, Emerging Asia Fund, Asia Small Companies Fund and Asia ESG Fund, and until April 30, 2018 for the Asia Value Fund and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.

4	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.

2	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expenses (June 30, 2016)

Institutional Class		Average Annual Total Return			Inception Date	Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES
Asia Strategic Income Fund (MINCX)	5.07%	n.a.	n.a.	4.51%	11/30/11	1.09%	0.90%	[1]
Asia Credit Opportunities Fund (MICPX)	n.a.	n.a.	n.a.	1.41%	4/29/16	1.94%	0.90%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MICSX)	-1.06%	3.66%	n.a.	3.98%	10/29/10	0.92%	n.a.
Asia Dividend Fund (MIPIX)	-1.66%	5.96%	n.a.	6.00%	10/29/10	0.93%	0.92%	[3]
China Dividend Fund (MICDX)	-11.33%	6.19%	n.a.	6.48%	10/29/10	1.00%	n.a.
ASIA VALUE STRATEGY
Asia Value Fund (MAVAX)	n.a.	n.a.	n.a.	2.02%	11/30/15	36.17%	1.25%	[2]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MIFSX)	-5.03%	n.a.	n.a.	-1.23%	4/30/13	1.91%	1.25%	[2]
Asia Growth Fund (MIAPX)	-0.63%	5.21%	n.a.	5.24%	10/29/10	0.91%	n.a.
Pacific Tiger Fund (MIPTX)	-4.85%	4.51%	n.a.	4.68%	10/29/10	0.91%	0.89%	[3]
Asia ESG Fund (MISFX)	-6.86%	n.a.	n.a.	-7.20%	4/30/15	8.90%	1.25%	[2]
Emerging Asia Fund (MIASX)	8.32%	n.a.	n.a.	7.75%	4/30/13	1.57%	1.25%	[2]
Asia Innovators Fund (MITEX)	-8.37%	n.a.	n.a.	10.33%	4/30/13	0.97%	n.a.
China Fund (MICFX)	-23.83%	-3.37%	n.a.	-3.28%	10/29/10	0.99%	n.a.
India Fund (MIDNX)	-3.32%	6.95%	n.a.	4.85%	10/29/10	0.90%	n.a.
Japan Fund (MIJFX)	5.10%	10.79%	n.a.	11.72%	10/29/10	0.87%	n.a.
Korea Fund (MIKOX)	-0.65%	6.24%	n.a.	8.58%	10/29/10	0.93%	n.a.
ASIA SMALL COMPANY STRATEGY
Asia Small Companies Fund (MISMX)	-14.89%	n.a.	n.a.	0.28%	4/30/13	1.30%	1.25%	[2]

*	These figures are from the fund’s prospectus dated as of April 29, 2016, and may differ from the actual expense ratios for fiscal year 2016, as shown in the financial highlights section of this report.

1	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 for the Asia Strategic Income Fund and until April 30, 2018 for the Asia Credit Opportunities Fund and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.

2	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 for the Asia Focus Fund, Emerging Asia Fund, Asia Small Companies Fund and Asia ESG Fund, and until April 30, 2018 for the Asia Value Fund and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.

3	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	3

Message to Shareholders from the Investment Advisor

Dear Valued Investors,

As an Englishman, it’s hard for me not to get sucked into the whole Brexit chaos. Let me say two things about it—first, the initial reaction was quite extreme; second, there has been a temptation for people to look again at Asia in light of the concerns around Europe. I’d like to pause for a breath a bit and examine whether Brexit really is a reason to reallocate to Asia.

The initial reaction to the Brexit vote was one of real concern—lower GDP in Britain over the long term, a hit to investment in the short term, and worries that political turmoil in Europe might hold back spending there too. Well, some of this was perhaps overdone. The sterling’s fall on the Brexit news has probably provided something of a boost to the U.K. economy. The likelihood that the U.S. Federal Reserve will now be much slower to raise rates, too, has also calmed stock markets and allowed them to bounce back. So, the initial shock seems to have been excessive and everything is back on an even keel, economically speaking. Or so it might seem.

Politics is a different matter. Who would be leader of the U.K.’s governing Conservative Party now? Dumb question. There is always someone ambitious enough to step up. But they would probably face a short premiership before having to call a general election; the possibility of having to implement a tight budget; and the difficulty of getting votes through Parliament to actually execute the separation from Europe—most members of Parliament are probably in favor of remaining. All this is complicated by the fact that it seems very difficult to me to meet the desires of the British electorate as expressed in the last two referenda—most recently Brexit, and what seems just a moment ago, the referendum on whether Scotland should remain part of the United Kingdom. For, if one thing seems sure in this mess, it is that if the U.K. does leave Europe, Scotland will want to remain a part of the E.U. and that means splitting from the U.K. So, a Great British “muddle-through” is called for. All of which will take a lot of negotiating as they muddle. In the meantime, populist and separatist movements in France, Spain and Greece may gain traction. Other nations, probably the Netherlands and France, might want to join in any separation Britain wins from European immigration policy (a key cause of the leave campaign). So, the political mess will likely churn on in Europe for some time. This could depress investment. It might depress stock market sentiment, so it is not to be ignored.

But is that, in and of itself, a reason to turn to Asia? I would say not. Asia has to build its own case for investment, outside of what is happening in Europe. It’s not good enough just to be a less bad choice. There are reasons to be cautious about Asia, to be sure. Credit cycles seem to be worsening everywhere—from China, to Thailand, to India, and everywhere in between. This leaves us somewhat concerned about the ability of the financial systems to support near-term growth and for those companies reliant on borrowing to continue to grow. Consequently, our portfolios are relatively light on banking stocks and we have a natural bias toward self-funding companies with secular, if not always spectacular, growth trajectories. These qualities do not come cheaply in today’s markets. But nor is Asia expensive relative to the rest of the world. There does appear to be a valuation argument in favor of Asia—the U.S. trades at 17x forward Earnings Per Share*; Europe at 14.0x; and Asia at 13.5x. It is true that such valuation differences disappear if we look at a sector like consumer staples where Europe, the U.S. and Asia seem to be trading at similar levels. But here, the chance of Asia producing better future growth relative to these two areas seems reasonably strong.

4	MATTHEWS ASIA FUNDS

After all, productivity levels are still low, but still growing. Governments have a keen eye on increasing both the efficiency of financial systems (China and Vietnam being cases in point); as well as legal systems (again China and India); corporate governance systems (Japan and Korea); and overhauling government investment in infrastructure, such as in Indonesia. Everywhere one looks, governments are at least trying to do the right things. And the record pace and levels of Asian countries—in terms of savings, manufacturing exposure, openness to trade, productivity growth, and increasing political stability—continue to be prominent in a world where the political trends in other regions seem to be challenging this openness. Even as immigration and trade treaties become political controversies in the U.S. and Europe, China is looking to deal with its demographic issues by opening up vast new trade routes and stepping up its foreign direct investment into the rest of the Asia region. These are multi-year, even multi-decade plans that show a long-term commitment to embrace the forces of growth. And despite many Doomsday headlines about China’s growth and its currency, it still achieves rates of growth that are the envy of much of the world and an increasing share of global exports. Asia is not perfect by any means, but it seems to me to still be on the right track.

But no, Brexit itself is not a reason to turn your attention to Asia. There is a danger in trying to respond to short-term political events. Rather, we try to take a long-term view of the region. This remains a view centered on the growth in productivity of Asia’s workforce, the emergence of domestic corporate champions, and the improving institutions of investment—markets, legal infrastructure and corporate governance. Our portfolios at the moment express some skepticism about the credit cycle, but we can still find good value in companies that are seeking to protect themselves from industry competition, allocating capital efficiently, and sometimes even paying out dividends that, despite their superior growth, are at higher yields than you find on average in the U.S. and that are comparable to Europe.

Since 2008, the world has become dominated by breathless hyperbole and shock headlines. Better, I think, to put them to the side of your mind and focus on the fundamentals of growing businesses and macroeconomic reform. In these areas, despite all its problems, Asia is doing quite well. And that is reason enough to consider it as an investment opportunity—but no, not just because my fellow Brits threw a hissy fit.

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

*	Forward earnings are calculated by dividing market price per share by expected earnings per share.

matthewsasia.com | 800.789.ASIA	5

PORTFOLIO MANAGERS
Teresa Kong, CFA
Lead Manager
Gerald M. Hwang, CFA	Satya Patel
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.37	$10.36
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.28%	1.09%
After Fee Waiver and Reimbursement[2]	1.12%	0.90%
Portfolio Statistics
Total # of Positions		39
Net Assets		$63.3 million
Modified Duration[3]		4.4
Portfolio Turnover[4]		50.09%
Benchmark
Markit iBoxx Asian Local Bond Index*

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, dividend paying equity securities, and debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company’s capital structure from debt to equity or with features of both.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Asia Strategic Income Fund returned 5.83% (Investor Class) and 5.86% (Institutional Class), while its benchmark, the Markit iBoxx Asian Local Bond Index*, returned 7.29%. For the quarter ending June 30, the Fund returned 2.47% (Investor Class) and 2.53% (Institutional Class) while its benchmark returned 0.88%.

Market Environment:

The second quarter of 2016 was dominated by two overarching forces for Asian Fixed Income: Federal Reserve rate hike probabilities and Brexit. For the majority of the second quarter, uncertainty about the timing of U.S. rate hikes by the Federal Reserve dominated market sentiment. Fed officials repeatedly suggested a rate hike was probable if economic data did not disappoint, yet Fed Chair Janet Yellen continued to delay rate hikes, citing external risks. This caused currency and rates markets in Asia to flip flop due to the continued repricing in the path for rate hikes expected from the Federal Reserve. While currencies and rates were somewhat volatile for most of the second quarter, significantly higher volatility affected the region following the surprise Brexit vote. Asia credit, however, was relatively insulated from Brexit effects as the trade exposure to the U.K. among Asian companies is limited. Despite the severe sell-off in almost all markets post-Brexit, Asia currencies, rates and credit markets quickly recovered in the following week. As of the end of the second quarter, Asia markets had largely returned to pre-Brexit levels.

Performance Contributors and Detractors:

The biggest contributors to Fund performance for the second quarter were our holdings in U.S. dollar-denominated bonds. Within U.S. dollar-denominated debt, bonds from Indonesian companies and our holdings of contingent convertible bonds of banks performed particularly well. As macroeconomic concerns around Indonesia’s growth, inflation and currency stability subsided, risk aversion faded, resulting in strong performance of our bonds. Our contingent convertibles performed well despite some volatility around Brexit.

The biggest detractors to Fund performance in the second quarter were our currency forward positions in the Indonesian rupiah, Malaysian ringgit and South Korean won. The U.S. dollar remained volatile but overall strengthened from the previous quarter.

Notable Portfolio Changes:

Given markets were pricing in a much lower probability of a Brexit vote than polls suggested, we pared back our exposure to higher beta currencies with limited appreciation potential. Notably, we increased our weight to the U.S. dollar and the Malaysian ringgit while reducing our exposure to the Chinese renminbi, the South Korean won, and the Singaporean dollar. We increased exposure to U.S. interest rates on the expectation that long-dated U.S. rates were well-anchored despite the potential for shorter rates to rise. We did not increase interest rate exposure to most Asian local markets as we believed that potential currency depreciation would likely more than offset any fall in interest rates. As spreads tightened, we

(continued)

*	The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.
1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.
3	Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.
4	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

6	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MAINX)	2.47%	5.83%	4.82%	3.59%	4.31%	11/30/11
Institutional Class (MINCX)	2.53%	5.86%	5.07%	3.81%	4.51%	11/30/11
Markit iBoxx Asian Local Bond Index[5]	0.88%	7.29%	4.55%	2.01%	2.44%
Lipper Emerging Markets Hard Currency Debt Funds Category Average[6]	4.68%	9.43%	4.98%	2.61%	4.19%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2016					2015
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.06	$0.11	n.a.	n.a.	n.a.	$0.00	$0.10	$0.08	$0.11	$0.29
Inst’l (MINCX)	$0.06	$0.12	n.a.	n.a.	n.a.	$0.01	$0.10	$0.09	$0.11	$0.31

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.82% (4.72% excluding expense waiver)

Inst’l Class: 5.08% (4.94% excluding expense waiver)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 6.38%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from HSBC, Markit iBoxx and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definitions. The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Indonesia Treasury Bond, 8.375%, 03/15/2034	Foreign Government Bonds	Indonesian Rupiah	5.3%
Ctrip.com International, Ltd., Cnv., 1.000%, 07/01/2020	Consumer Discretionary	U.S. Dollar	5.0%
DFCC Bank PLC, 9.625%, 10/31/2018	Financials	U.S. Dollar	4.4%
Standard Chartered PLC, 6.500%, 12/29/2049	Financials	U.S. Dollar	4.2%
PT Perusahaan Listrik Negara, 5.250%, 10/24/2042	Utilities	U.S. Dollar	3.8%
HSBC Holdings PLC, 6.375%, 12/29/2049	Financials	U.S. Dollar	3.8%
Sri Lanka Government Bond, 6.125%, 06/03/2025	Foreign Government Bonds	U.S. Dollar	3.5%
Shimao Property Holdings, Ltd., 6.625%, 01/14/2020	Financials	U.S. Dollar	3.3%
TML Holdings Pte, Ltd., 5.750%, 05/07/2021	Consumer Discretionary	U.S. Dollar	3.3%
China Hongqiao Group, Ltd., 6.875%, 05/03/2018	Materials	U.S. Dollar	3.2%
% OF ASSETS IN TOP TEN			39.8%

matthewsasia.com | 800.789.ASIA	7

CURRENCY ALLOCATION (%)[7,8]
U.S. Dollar (USD)	71.5
Indian Rupee (INR)	9.8
Indonesian Rupiah (IDR)	8.3
Hong Kong Dollar (HKD)	3.0
Sri Lankan Rupee (LKR)	2.7
South Korean Won (KRW)	2.0
Cash and Other Assets, Less Liabilities	2.6

COUNTRY ALLOCATION (%)[7,8,9,10]
China/Hong Kong	36.5
Indonesia	25.5
Sri Lanka	14.5
India	13.5
Pakistan	2.5
South Korea	2.0
Vietnam	1.7
Supranational	1.2
Cash and Other Assets, Less Liabilities	2.6

SECTOR ALLOCATION (%)[7,8]
Financials	39.6
Foreign Government Bonds	24.2
Consumer Discretionary	15.5
Utilities	5.1
Information Technology	4.3
Materials	3.2
Consumer Staples	3.0
Telecommunication Services	2.6
Cash and Other Assets, Less Liabilities	2.6

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[7,8]
Non-Convertible Corporate Bonds	56.2
Government Bonds	24.2
Convertible Corporate Bonds	17.0
Cash and Other Assets, Less Liabilities	2.6

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9	Not all countries where the Fund may invest are included in the benchmark index.

10	Supranational is an international organization in which member states transcend national boundaries (ex. IMF).

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

replaced several credits, which have reached our spread targets, with new companies that offered relatively higher spreads. The exposure to relatively higher credit spreads despite falling interest rates resulted in relatively constant yields through the quarter.

We rebuilt a position in Sri Lankan rupee-denominated bonds after both the currency and rates sold off over the last several quarters. At current levels, we see returns skewed positively as fiscal and monetary policies will likely abide by International Monetary Fund (IMF)-prescribed guidelines. We believe the US$1.5 billion Extended Fund Facility from the IMF will help stabilize the macro economy in Sri Lanka, as well as help the country implement economic reforms. In addition to Sri Lanka, we also initiated a small position in Pakistan. Pakistan’s economy has seen steady improvement over the last several years with the help of the IMF. The fiscal deficit has declined and the government is working on improving infrastructure with the help of Chinese direct investment. Lastly, we have increased our exposure to long-dated Indonesian rates as we believe the central bank will cut interest rates further to support the economy. We funded these purchases by selling low-yielding bonds from companies in the Philippines, Indonesia, China, and Malaysia.

Outlook:

Brexit has injected uncertainty in the markets. Unlike risks that are identifiable and quantifiable, uncertainties are unknown and not measurable. In the absence of known near-term catalysts, markets will be very volatile. The silver lining is that Brexit is not likely to pose systematic risk, but instead more idiosyncratic risks to countries and sectors most exposed to the U.K. and Europe. As such, we believe Asia fixed income provides a relative safe haven to most other developed and emerging markets.

On interest rates, we believe chances of rate hikes in the U.S. have diminished following Brexit. We believe Asian countries will continue to have lower to stable rates as most countries have seen moderating inflation with slow growth, providing room for policymakers to continue easing. We believe Indonesia and India both have room for more interest rate cuts, which should support their local currency bond prices.

On currencies, we expect substantial uncertainties concerning the Brexit situation will continue to drive volatility in currencies in the coming quarters. Despite Asia’s relatively small trade exposure to the U.K., we believe concerns over the viability of the E.U. and general uncertainties regarding the framework under which Brexit will happen will continue to weigh on risk sentiment. Asian currencies will remain volatile, and we expect greater dispersion amongst returns. Higher yielding, high volatility currencies that have experienced the greatest depreciation in the last few years, like the Indonesian rupiah and the Malaysian ringgit, will continue to have the greatest likelihood of appreciating in 2016.

The easing bias of central banks will mitigate risks of rising defaults. Prudent carry strategies, such as Asia high yield, continue to be attractive. Entering at current levels has historically resulted in gains as long as investors have an investment horizon greater than two years.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

8	MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 56.2%

	Face Amount*	Value
CHINA/HONG KONG: 22.1%
Standard Chartered PLC 6.500%[b], 12/29/49	2,900,000	$2,660,750
HSBC Holdings PLC 6.375%[b], 12/29/49	2,500,000	2,381,250
Shimao Property Holdings, Ltd. 6.625%, 01/14/20	2,000,000	2,100,704
China Hongqiao Group, Ltd. 6.875%, 05/03/18	2,000,000	2,032,396
MCE Finance, Ltd. 5.000%, 02/15/21	2,000,000	1,979,050
Yum! Brands, Inc. 5.350%, 11/01/43	2,000,000	1,610,000
Unigroup International Holdings, Ltd. 6.000%, 12/10/20	1,200,000	1,253,432

Total China/Hong Kong		14,017,582

INDIA: 13.5%
TML Holdings Pte, Ltd. 5.750%, 05/07/21	2,000,000	2,063,962
Housing Development Finance Corp., Ltd.
9.240%, 06/24/24	INR 100,000,000	1,550,900
Housing Development Finance Corp., Ltd.
8.950%, 03/21/23	INR 100,000,000	1,515,653
Axis Bank, Ltd. 7.250%[b], 08/12/21	1,000,000	1,001,790
Rural Electrification Corp., Ltd. 9.340%, 08/25/24	INR 52,000,000	823,763
Power Grid Corp. of India, Ltd., Series B
9.300%, 09/04/24	INR 52,000,000	821,914
Rural Electrification Corp., Ltd. 9.020%, 06/18/19	INR 50,000,000	762,533

Total India		8,540,515

INDONESIA: 12.3%
PT Perusahaan Listrik Negara 5.250%, 10/24/42	2,500,000	2,399,025
Theta Capital Pte, Ltd. 7.000%, 05/16/19	1,500,000	1,555,831
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[c]	1,500,000	1,466,250
Jababeka International BV 7.500%, 09/24/19	1,400,000	1,466,046
Alam Synergy Pte, Ltd. 6.950%, 03/27/20	500,000	488,750
PT Astra Sedaya Finance 8.600%, 02/21/17	IDR 5,000,000,000	380,738

Total Indonesia		7,756,640

SRI LANKA: 8.3%
DFCC Bank PLC 9.625%, 10/31/18	2,650,000	2,781,096
National Savings Bank 5.150%, 09/10/19	2,000,000	1,946,160

	Face Amount*	Value
National Savings Bank 8.875%, 09/18/18	500,000	$532,790

Total Sri Lanka		5,260,046

TOTAL NON-CONVERTIBLE CORPORATE BONDS		35,574,783

(Cost $36,540,762)

FOREIGN GOVERNMENT OBLIGATIONS: 24.2%
INDONESIA: 10.6%
Indonesia Treasury Bond 8.375%, 03/15/34	IDR 42,000,000,000	3,369,536
Indonesia Government Bond 5.950%, 01/08/46	1,500,000	1,767,498
Indonesia Treasury Bond 7.875%, 04/15/19	IDR 20,000,000,000	1,535,667

Total Indonesia		6,672,701

SRI LANKA: 6.2%
Sri Lanka Government Bond 6.125%, 06/03/25	2,400,000	2,241,941
Sri Lanka Government Bond 8.500%, 07/15/18	LKR 257,000,000	1,682,252

Total Sri Lanka		3,924,193

PAKISTAN: 2.5%
Pakistan Government Bond 8.250%, 04/15/24	1,500,000	1,577,603

Total Pakistan		1,577,603

SOUTH KOREA: 2.0%
Korea Treasury Bond 3.500%, 09/10/16	KRW 1,000,000,000	871,890
Korea Treasury Bond 3.500%, 03/10/24	KRW 400,000,000	399,435

Total South Korea		1,271,325

VIETNAM: 1.7%
Socialist Republic of Vietnam 4.800%, 11/19/24	1,055,000	1,085,607

Total Vietnam		1,085,607

SUPRANATIONAL: 1.2%
International Finance Corp. 7.750%, 12/03/16	INR 50,000,000	743,444

Total Supranational		743,444

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		15,274,873

(Cost $15,032,252)

matthewsasia.com | 800.789.ASIA	9

Matthews Asia Strategic Income Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS: 17.0%

	Face Amount*	Value
CHINA/HONG KONG: 14.4%
Ctrip.com International, Ltd., Cnv. 1.000%, 07/01/20	3,000,000	$3,157,500
E-House China Holdings, Ltd., Cnv. 2.750%, 12/15/18[c]	2,010,000	1,984,875
Biostime International Holdings, Ltd., Cnv.
0.000%, 02/20/19	HKD 14,000,000	1,917,351
Qihoo 360 Technology Co., Ltd., Cnv. 1.750%, 08/15/21	1,500,000	1,459,688
Vipshop Holdings Ltd., Cnv. 1.500%, 03/15/19	600,000	589,500

Total China/Hong Kong		9,108,914

	Face Amount*	Value
INDONESIA: 2.6%
Delta Investment Horizon International, Ltd., Cnv.
3.000%, 05/26/20	1,800,000	$1,638,000

Total Indonesia		1,638,000

TOTAL CONVERTIBLE CORPORATE BONDS		10,746,914

(Cost $10,266,289)

TOTAL INVESTMENTS: 97.4%		61,596,570
(Cost $61,839,303d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%		1,665,563

NET ASSETS: 100.0%		$63,262,133

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Variable rate security. The rate represents the rate in effect at June 30, 2016.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors.

d	Cost for federal income tax purposes is $61,839,303 and net unrealized depreciation consists of:

*	All values are in USD unless otherwise noted.

Gross unrealized appreciation	$1,512,041
Gross unrealized depreciation	(1,754,774)

Net unrealized depreciation	($242,733)

Cnv.	Convertible

IDR	Indonesian Rupiah

INR	Indian Rupee

HKD	Hong Kong Dollar

KRW	Korean Won

LKR	Sri Lankan Rupees

MYR	Malaysian Ringgits

THB	Thai Baht

USD	U.S. Dollar

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

	Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
LONG	MYR 24,615,000	USD 6,000,000	JP Morgan	09/21/16	$164,393
	THB 105,870,000	USD 3,000,000	JP Morgan	09/21/16	8,735

					$173,128

See accompanying notes to financial statements.

10	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Teresa Kong, CFA	Satya Patel
Lead Manager	Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MCRDX	MICPX
CUSIP	577130677	577130669
Inception	4/29/16	4/29/16
NAV	$10.09	$10.08
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	2.10%	1.94%
After Fee Waiver and Reimbursement[2]	1.10%	0.90%
Portfolio Statistics
Total # of Positions		25
Net Assets		$12.8 million
Modified Duration		4.0[3]
Portfolio Turnover		N/A4
Benchmark
J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supranational institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, credit-linked notes, inflation linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics. Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited)

From inception to the quarter ending June 30, 2016, the Matthews Asia Credit Opportunities Fund returned 1.46% (Investor Class) and 1.41% (Institutional Class), while its benchmark, the J.P. Morgan Asia Credit Index (JACI) returned 2.10%.

At Matthews Asia, we aim to launch new strategies when we identify compelling investment opportunities in the region, and as such, our second dedicated fixed income investment strategy, the Matthews Asia Credit Opportunities Fund, was launched on April 29, 2016. The Fund is intended as a higher risk, higher return strategy than our Matthews Asia Strategic Income Fund, and offers investors the potential for attractive yield, exposure to the U.S. dollar, and diversification benefits from the lower correlation between Asian credit and developed Western fixed income markets. The Fund may be a complement to an emerging market fixed income or high yield strategy as a way to increase allocation to Asia.

Asia has two distinct bond markets—local currency-denominated and U.S. dollar-denominated bonds. The Matthews Asia Credit Opportunities Fund seeks total return over the long term and focuses more on investing in the sub-investment grade segment of the U.S. dollar-denominated bond market. This market is dominated by corporate borrowers, and allows investors to isolate the credit risk of issuers in Asia. The U.S. dollar-denominated bond market has grown in size to about US$623 billion and often offers the opportunity for attractive yields relative to its U.S. counterparts.

Because the strategy seeks to derive most of its returns from credit, exposure to currencies and interest rates of Asian countries will be minimized via holding majority of bonds denominated in U.S. dollar. Thus, the strategy may be appropriate for those investors seeking enhanced yield without foreign currency and interest rate exposure. We aim to add value through individual security selection based on the security’s credit worthiness, with an emphasis on companies with strong balance sheets, stable cash flows and business models that will thrive across various cycles.

Market Environment:

The second quarter of 2016 was a rollercoaster ride for Asian credit spreads, amid global, rather than Asia-specific, developments that drove spreads. Credit spreads gradually tightened from the beginning of quarter until the end of May, when risk aversion took over with Federal Reserve officials indicating that a rate hike was imminent in June. However, the Fed held rates steady, citing risks from overseas as well as continued low productivity gains in U.S., paving the way for a strong credit environment leading into the Brexit vote. Markets were pricing in a “remain” outcome for Britain, and the surprise result led to a sharp repricing of risk assets globally. Asian credit also sold off but then quickly recovered as the trade exposure to the U.K. for Asian corporate is relatively small. Overall, for the quarter, credit spreads ended slightly tighter than where they began.

Performance Contributors and Detractors:

The biggest contributors to Fund performance since inception were bonds issued by companies in Indonesia, Macau and Sri Lanka. Following a period of concern in

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.
3	Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.
4	The Fund commenced operations on April 29, 2016.

matthewsasia.com | 800.789.ASIA	11

PERFORMANCE AS OF JUNE 30, 2016
	Actual Return, Not Annualized
	Since Inception	Inception Date
Investor Class (MCRDX)	1.46%	4/29/2016
Institutional Class (MICPX)	1.41%	4/29/2016
J.P. Morgan Asia Credit Index[5]	2.10%
Lipper Alternative Credit Focus Funds Category Average[6]	0.41%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

5	It is not possible to invest directly in an index. Source: Index data from J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

INCOME DISTRIBUTION HISTORY
	2016
	Q2	Q3	Q4	Total
Investor (MCRDX)	$0.06	n.a.	n.a	n.a
Inst’l (MICPX)	$0.06	n.a.	n.a	n.a

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.04% (3.50% excluding waivers)

Institutional Class: 4.27% (3.74% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 5.79%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
National Savings Bank, 8.875%, 09/18/2018	Financials	U.S. Dollar	5.0%
Delta Investment Horizon International, Ltd., Cnv., 3.000%, 05/26/2020	Telecommunication Services	U.S. Dollar	5.0%
Pakistan Government Bond, 8.250%, 04/15/2024	Foreign Government Bonds	U.S. Dollar	4.9%
MPM Global Pte, Ltd., 6.750%, 09/19/2019	Consumer Discretionary	U.S. Dollar	4.8%
China Hongqiao Group, Ltd., 6.875%, 05/03/2018	Materials	U.S. Dollar	4.8%
HSBC Holdings PLC, 6.375%, 12/29/2049	Financials	U.S. Dollar	4.5%
Standard Chartered PLC, 6.500%, 12/29/2049	Financials	U.S. Dollar	4.3%
Biostime International Holdings, Ltd., Cnv., 0.000%, 02/20/2019	Consumer Staples	Hong Kong Dollar	4.3%
Sri Lanka Government Bond, 6.125%, 06/03/2025	Foreign Government Bonds	U.S. Dollar	3.6%
Shimao Property Holdings, Ltd., 8.125%, 01/22/2021	Financials	U.S. Dollar	3.4%
% OF ASSETS IN TOP TEN			44.6%

12	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited) (continued)

Indonesia around slowing growth, high inflation, and currency volatility, risk aversion faded and the rupiah stabilized, resulting in strong performance of our Indonesian corporate bonds. Issuers in Macau also performed well as signs pointed to stabilization in the mass segment of its casinos. Sri Lankan corporates also recovered as the country is on track to secure a US$1.5 billion loan from the International Monetary Fund (IMF). We believe this Facility will help stabilize the macro economic situation in Sri Lanka and provide for a more supportive environment for companies operating in the country, as well as help the country push further for economic reforms.

The biggest detractor to Fund performance during the period was our holding in a Ctrip.com International convertible bond. Despite the recent weakness in Ctrip shares, we remain convinced that online travel will continue to experience higher-than-average growth in China, and we believe Ctrip, with its overwhelming majority market share, will be the main beneficiary of this secular trend.

Outlook:

Brexit has injected uncertainty in the markets. Unlike risks that are identifiable and quantifiable, uncertainties are unknown and not measurable. In the absence of known near- term catalysts, markets will be very volatile. The silver lining is that Brexit is not likely to pose systematic risk, but instead more idiosyncratic risks to countries and sectors most exposed to the U.K. and Europe. As such, we believe Asia fixed income provides a relative safe haven to most other developed and emerging markets.

The easing bias of central banks will help mitigate risks of rising defaults. Prudent carry strategies such as Asia high yield continue to be attractive. Entering at current levels has historically resulted in gains as long as investors have an investment horizon greater than two years.

Historically, credit cycles have lasted eight to nine years, and with just over seven years having passed since the Global Financial Crisis-driven peak in corporate defaults, we expect that, over the medium term, the credit cycle is likely to turn. With this in mind, fundamental credit analysis is key as we believe the market will continue to reward prudent capital structures that are consistent with a company’s industry and strategy, and punish poor ones, driving increased dispersion in the credit market. As such, we seek to limit exposure to issuers with near-term financing needs as tight liquidity conditions may shut some issuers completely out of the market. Based on history, we believe current spread levels compensate investors who have a minimum two-year holding period for the risk that the credit cycle turns.

No doubt we are in a period of heightened volatility, driven by uncertainty in the path of U.S. rate hikes, Europe’s large dispersion in growth prospects, the extraordinary easing policies of the Bank of Japan, and, last but not least, China’s slowing growth, which has negatively impacted commodities. Despite that, we believe much of the downside risks have been priced in, and think Asian bonds may offer better value than they have in the last few years. It takes a lot of intestinal fortitude to buy when most are selling. But at today’s prices, we believe there is more room for upside potential than downside for investors with a long-term investment horizon.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

CURRENCY ALLOCATION (%)[7,8]
U.S. Dollar (USD)	87.2
Hong Kong Dollar (HKD)	4.3
Cash and Other Assets, Less Liabilities	8.6

COUNTRY ALLOCATION (%)[7,8,9]
China/Hong Kong	42.6
Indonesia	28.7
Sri Lanka	8.7
Pakistan	4.9
Philippines	3.3
Vietnam	3.2
Cash and Other Assets, Less Liabilities	8.6

SECTOR ALLOCATION (%)[7,8]
Financials	30.0
Consumer Discretionary	16.5
Foreign Government Bonds	15.1
Telecommunication Services	8.1
Information Technology	6.3
Materials	4.8
Consumer Staples	4.3
Industrials	3.3
Utilities	3.0
Cash and Other Assets, Less Liabilities	8.6

ASSET TYPE BREAKDOWN (%)[7,8]
Non-Convertible Corporate Bonds	58.5
Convertible Corporate Bonds	17.8
Government Bonds	15.1
Cash and Other Assets, Less Liabilities	8.6

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9	Not all countries where the Fund may invest are included in the benchmark index.

matthewsasia.com | 800.789.ASIA	13

Matthews Asia Credit Opportunities Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 58.5%

	Face Amount*	Value
CHINA/HONG KONG: 29.7%
China Hongqiao Group, Ltd. 6.875%, 05/03/18	600,000	$609,719
HSBC Holdings PLC[b] 6.375%, 12/29/49	600,000	571,500
Standard Chartered PLC[b] 6.500%, 12/29/49	600,000	550,500
Shimao Property Holdings, Ltd. 8.125%, 01/22/21	400,000	441,968
KWG Property Holding, Ltd. 8.975%, 01/14/19	400,000	426,377
Unigroup International Holdings, Ltd. 6.000%, 12/10/20	400,000	417,811
MCE Finance, Ltd. 5.000%, 02/15/21	400,000	395,810
Wynn Macau, Ltd. 5.250%, 10/15/21	400,000	389,120

Total China/Hong Kong		3,802,805

INDONESIA: 20.5%
MPM Global Pte, Ltd. 6.750%, 09/19/19	600,000	620,242
Jababeka International BV 7.500%, 09/24/19	400,000	418,870
Theta Capital Pte, Ltd. 7.000%, 05/16/19	400,000	414,889
TBG Global Pte, Ltd. 5.250%, 02/10/22	400,000	406,273
Alam Synergy Pte, Ltd. 6.950%, 03/27/20	400,000	391,000
PT Perusahaan Listrik Negara 5.250%, 10/24/42	400,000	383,844

Total Indonesia		2,635,118

SRI LANKA: 5.0%
National Savings Bank 8.875%, 09/18/18	600,000	639,348

Total Sri Lanka		639,348

PHILIPPINES: 3.3%
ICTSI Treasury BV 5.875%, 09/17/25	400,000	427,000

Total Philippines		427,000

TOTAL NON-CONVERTIBLE CORPORATE BONDS		7,504,271

(Cost $7,403,146)

CONVERTIBLE CORPORATE BONDS: 17.8%
CHINA/HONG KONG: 12.9%
Biostime International Holdings, Ltd., Cnv.
0.000%, 02/20/19	HKD 4,000,000	547,815
Ctrip.com International, Ltd., Cnv. 1.000%, 07/01/20	400,000	421,000
SouFun Holdings, Ltd., Cnv. 2.000%, 12/15/18	400,000	392,500
Vipshop Holdings Ltd., Cnv. 1.500%, 03/15/19	300,000	294,750

Total China/Hong Kong		1,656,065

	Face Amount*	Value
INDONESIA: 4.9%
Delta Investment Horizon International, Ltd., Cnv.
3.000%, 05/26/20	700,000	$637,000

Total Indonesia		637,000

TOTAL CONVERTIBLE CORPORATE BONDS		2,293,065

(Cost $2,295,758)

FOREIGN GOVERNMENT OBLIGATIONS: 15.1%
PAKISTAN: 4.9%
Pakistan Government Bond 8.250%, 04/15/24	600,000	631,041

Total Pakistan		631,041

SRI LANKA: 3.7%
Sri Lanka Government Bond 6.125%, 06/03/25	500,000	467,071

Total Sri Lanka		467,071

INDONESIA: 3.3%
Republic of Indonesia 5.125%, 01/15/45	400,000	424,375

Total Indonesia		424,375

VIETNAM: 3.2%
Socialist Republic of Vietnam 4.800%, 11/19/24	400,000	411,604

Total Vietnam		411,604

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		1,934,091

(Cost $1,917,752)

TOTAL INVESTMENTS: 91.4%		11,731,427
(Cost $11,616,656c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 8.6%		1,096,959

NET ASSETS: 100.0%		$12,828,386

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Variable rate security. The rate represents the rate in effect at June 30, 2016.

c	Cost for federal income tax purposes is $11,616,656 and net unrealized appreciation consists of:

Gross unrealized appreciation	$161,991
Gross unrealized depreciation	(47,220)

Net unrealized appreciation	$114,771

*	All values are in USD unless otherwise noted.

Cnv.	Convertible

HKD	Hong Kong Dollar

USD	U.S. Dollar

See accompanying notes to financial statements.

14	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Robert J. Horrocks, PhD
Lead Manager
Kenneth Lowe, CFA
Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$17.01	$16.99
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.92%
Portfolio Statistics
Total # of Positions		58
Net Assets		$3.0 billion
Weighted Average Market Cap		$33.5 billion
Portfolio Turnover[2]		16.48%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (unaudited)

For the first half of 2016, the Matthews Asian Growth and Income Fund rose 7.05% (Investor Class) and 7.08% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned 2.32%. For the quarter ending June 30, the Fund returned 2.88% (Investor Class) and 2.91% (Institutional Class) while its benchmark returned 0.51%.

Market Environment:

Although markets ended the second quarter roughly flat in U.S. dollar terms, the preceding three months were filled with many undulations, whipsawing investors on an almost daily basis. The primary driver behind this was, once again, politics and policymakers, with Brexit, the much talked about U.K. vote to leave the European Union, dominating the headlines. The medium-term implications of such a move are unclear.

This issue certainly has important implications for global asset prices. At the very least, we have witnessed the probability of a hike in U.S. interest rates in December 2016 drop from over 80% earlier this year to about 8%. It also raises the specter of a change within the foundations of a European construct that is mired in deflationary problems with low productivity and paltry economic growth.

From an Asian investor’s standpoint, another tail risk event coming true does little to improve the appetite for risk assets. However, the initial plummet in equities following Brexit was eradicated swiftly. This is likely due to the lowering of U.S. rate expectations, and the increased policy leeway provided to Asian central banks to further ease against such a backdrop.

Performance Contributors and Detractors:

The largest contributors to returns came from our holdings within China and Hong Kong, benefited by our stock selection. Companies such as Guangdong Investment, the owner of the asset that supplies the majority of Hong Kong’s water supply as well as owning infrastructure and property assets in China and CLP Holdings, one of two key electricity suppliers in Hong Kong both performed well. An attractive combination of dividend yield and sustainable, visible growth through already set contracts with the Hong Kong government saw Guangdong Investment rising strongly through the quarter. CLP Holdings rose as the noise over the reset of their scheme of control—where the government determines the permitted return on net fixed assets—appears to be waning with expectations that the outcome will be better than initially feared.

South Korean consumer companies also delivered strong performance. The preferred share class of LG Household & Health was the Fund’s largest individual contributor during the second quarter as its discount to the common equity narrowed. Additionally, the cosmetics, personal care and beverage brand owner saw solid growth across all segments with good results from duty free store sales and its China business in cosmetics. Tobacco company KT&G also rose on domestic market share gains and improving export growth.

More negatively, we saw some sputtering performance from stocks in Malaysia and Thailand. A default by state-controlled investment vehicle 1MDB in Malaysia sparked general softness in that market, whilst telecom firm Advanced Info Service in Thailand was weak due to an aggressive bid made for additional wireless spectrum. We exited our positions in Advanced Info Service during the second quarter.

Some of our Hong Kong holdings were also weak, including CK Hutchison as the industrial conglomerate’s move to consolidate the wireless market in the U.K. has been defeated by European regulators on competition concerns. Children’s toy

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	15

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	2.88%	7.05%	-1.18%	1.52%	3.51%	6.83%	9.54%		9/12/94
Institutional Class (MICSX)	2.91%	7.08%	-1.06%	1.68%	3.66%	n.a.	3.98%		10/29/10
MSCI AC Asia ex Japan Index[3]	0.51%	2.32%	-11.72%	2.36%	0.34%	5.92%	3.53%	[4]
Lipper Pacific Region Funds Category Average[5]	2.45%	2.49%	-6.50%	2.71%	2.76%	3.65%	3.69%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2016			2015
	June	December	Total	June	December	Total
Investor (MACSX)	$0.15	n.a.	n.a.	$0.21	$0.21	$0.42
Inst’l (MICSX)	$0.16	n.a.	n.a.	$0.23	$0.22	$0.45

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.02% (Investor Class) 2.15% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.39%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/16 divided by the current price of each equity as of 6/30/16. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 8/31/94.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.5%
AIA Group, Ltd.	Financials	China/Hong Kong	3.5%
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	2.5%
CapitaLand, Ltd., Cnv., 1.950%, 10/17/2023	Financials	Singapore	2.4%
Genting Malaysia BHD	Consumer Discretionary	Malaysia	2.4%
SKYCITY Entertainment Group, Ltd.	Consumer Discretionary	New Zealand	2.3%
CLP Holdings, Ltd.	Utilities	China/Hong Kong	2.3%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	2.2%
China Mobile, Ltd.	Telecommunication Services	China/Hong Kong	2.2%
Ascendas REIT	Financials	Singapore	2.2%
% OF ASSETS IN TOP TEN			25.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

16	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (unaudited) (continued)

and electronic learning products manufacturer VTech suffered poor performance on concerns over its cut in dividend in order to help fund the purchase of competitor Leapfrog.

Notable Portfolio Changes:

We initiated one new Fund position during the quarter in a Japanese operator and owner of used car facilities, USS. The firm takes a fee from sellers to list their cars for sale, and subsequently takes a fee on the completion of sale. A simple business model, the company provides a vital cog in the industry to allow dealers to alter the status of their inventory. We believe the stock has an attractive combination of both income and growth. It has a dividend yield of approximately 2.9%, and some growth through a combination of exports, some consolidation and improvement in the efficiency of existing sites as well as cost reductions. Additionally, management has done a solid job on share buybacks over the years, utilizing a strong, net cash balance sheet when they believe that the stock is undervalued.

Outlook:

Following the unexpected and frankly unclear path laid forth by the UK’s vote to leave the European Union, yet more uncertainty has been added to global asset prices. This is unlikely to be an idiosyncratic risk, and one must be aware of the impending heavy political calendar that looms. Early 2017 will see French elections, whilst October 2016 witnesses a referendum in Italy on potential constitutional reform. Added to this, of course, is the U.S. presidential election. Worryingly, there does appear to be an anti-establishment, protectionist—and arguably anti-globalization—movement underway across many electorates. This provides a level of uncertainty that may reduce sentiment for both corporates and consumers when it comes to investment and spending patterns.

The near-term positive for Asia is that the current climate provides central banks with the leeway to further loosen monetary policy, and we should expect to see such movement in places such as ultra-low inflation Japan and debt-ridden China. Of course, it is not this but supply-side reform that is paramount in creating sustainable economic growth and, on this front, it is disappointing to see India’s Rajan be pressured out of leading the Reserve Bank of India for another term due to a difference in priorities. Further, it is somewhat frustrating to hear China’s President Xi talk of increasing the Communist Party’s influence within state-owned enterprises, which he would like to see become “stronger, bigger and better.”

With a noisy backdrop of political changes, thriving populism, high debt levels, low growth and an increasingly forgotten reform agenda, the Fund will keep striving to deliver a portfolio that mitigates this volatility with a keen eye on protecting and growing shareholder capital over the long term.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	31.6
Singapore	17.1
South Korea	12.0
Japan	8.0
Malaysia	6.3
Taiwan	5.3
Australia	2.8
Indonesia	2.7
New Zealand	2.3
United States	1.7
Thailand	1.6
Norway	1.5
Vietnam	1.4
Philippines	1.3
Cash and Other Assets, Less Liabilities	4.4

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	16.6
Financials	16.5
Industrials	16.2
Telecommunication Services	15.3
Consumer Staples	13.0
Information Technology	8.3
Utilities	6.7
Health Care	3.0
Cash and Other Assets, Less Liabilities	4.4

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	34.3
Large Cap ($10B-$25B)	11.3
Mid Cap ($3B-10B)	34.8
Small Cap (under $3B)	15.2
Cash and Other Assets, Less Liabilities	4.4

ASSET TYPE BREAKDOWN (%)[8,9]
Common Equities and ADRs	84.3
Convertible Corporate Bonds	7.5
Preferred Equities	3.8
Cash and Other Assets, Less Liabilities	4.4

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9	Bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA	17

Matthews Asian Growth and Income Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 84.3%

	Shares	Value
CHINA/HONG KONG: 26.5%
AIA Group, Ltd.	17,329,400	$104,214,246
Jardine Matheson Holdings, Ltd.	1,288,100	75,307,114
CLP Holdings, Ltd.	6,725,200	68,699,186
China Mobile, Ltd. ADR	1,125,500	65,166,450
Guangdong Investment, Ltd.	40,648,000	62,052,501
Techtronic Industries Co., Ltd.	14,665,000	61,241,031
Yum! Brands, Inc.	665,600	55,191,552
CK Hutchison Holdings, Ltd.	4,927,172	54,201,167
VTech Holdings, Ltd.	4,390,100	46,282,295
HSBC Holdings PLC ADR	1,472,033	46,089,353
Café de Coral Holdings, Ltd.	14,582,000	45,799,141
Vitasoy International Holdings, Ltd.	24,855,000	45,215,449
Hang Lung Properties, Ltd.	17,153,920	34,656,064
Cheung Kong Property Holdings, Ltd.	4,400,172	27,723,954

Total China/Hong Kong		791,839,503

SINGAPORE: 14.7%
Singapore Telecommunications, Ltd.	21,686,400	66,981,017
Ascendas REIT	35,011,100	64,795,823
United Overseas Bank, Ltd.	4,274,500	58,893,874
Singapore Technologies Engineering, Ltd.	24,912,425	58,641,086
SIA Engineering Co., Ltd.	15,928,900	43,584,821
Singapore Post, Ltd.	38,209,000	41,869,332
ComfortDelGro Corp., Ltd.	19,003,800	39,026,788
ARA Asset Management, Ltd.	36,838,667	37,787,240
Keppel Corp., Ltd.	6,632,300	27,360,278

Total Singapore		438,940,259

SOUTH KOREA: 8.2%
KT&G Corp.	529,674	62,731,966
Kangwon Land, Inc.	1,557,377	56,509,490
Samsung Electronics Co., Ltd.	43,412	54,063,190
KEPCO Plant Service & Engineering Co., Ltd.	634,668	35,882,387
GS Home Shopping, Inc.	227,544	33,951,190

Total South Korea		243,138,223

JAPAN: 8.0%
KDDI Corp.	2,114,800	64,310,511
Japan Tobacco, Inc.	1,581,000	63,717,784
USS Co., Ltd.	2,579,300	42,627,035
Transcosmos, Inc.	1,457,100	41,497,463
Lawson, Inc.	340,300	27,167,792

Total Japan		239,320,585

MALAYSIA: 6.3%
Genting Malaysia BHD	64,387,400	71,190,999
British American Tobacco Malaysia BHD	3,498,400	45,731,286
Axiata Group BHD	29,118,523	40,754,708
Telekom Malaysia BHD	18,277,351	30,763,559

Total Malaysia		188,440,552

TAIWAN: 5.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	11,282,187	56,858,807

	Shares	Value
Chunghwa Telecom Co., Ltd. ADR	1,422,425	$51,634,028
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,838,624	48,227,108

Total Taiwan		156,719,943

AUSTRALIA: 2.8%
Insurance Australia Group, Ltd.	11,324,603	46,649,139
CSL, Ltd.	448,874	37,854,749

Total Australia		84,503,888

INDONESIA: 2.7%
PT Telekomunikasi Indonesia Persero ADR	906,600	55,719,636
PT Perusahaan Gas Negara Persero	139,319,300	24,841,620

Total Indonesia		80,561,256

NEW ZEALAND: 2.3%
SKYCITY Entertainment Group, Ltd.	21,053,915	68,916,114

Total New Zealand		68,916,114

UNITED STATES: 1.7%
ResMed, Inc.	809,400	51,178,362

Total United States		51,178,362

THAILAND: 1.6%
Glow Energy Public Co., Ltd.	17,769,800	43,463,330
BEC World Public Co., Ltd.	5,903,100	3,841,135

Total Thailand		47,304,465

NORWAY: 1.5%
Telenor ASA	2,669,498	44,188,258

Total Norway		44,188,258

VIETNAM: 1.4%
Vietnam Dairy Products JSC	6,818,401	43,125,752

Total Vietnam		43,125,752

PHILIPPINES: 1.3%
Globe Telecom, Inc.	742,500	37,533,918

Total Philippines		37,533,918

TOTAL COMMON EQUITIES		2,515,711,078

(Cost $2,246,246,206)

CONVERTIBLE CORPORATE BONDS: 7.5%
	Face Amount*	Value
CHINA/HONG KONG: 5.1%
Shine Power International, Ltd., Cnv. 0.000%, 07/28/19	HKD 446,000,000	56,625,978
Johnson Electric Holdings, Ltd., Cnv. 1.000%, 04/02/21	49,750,000	51,242,500
Hengan International Group Co., Ltd., Cnv.
0.000%, 06/27/18	HKD 339,000,000	45,990,320

Total China/Hong Kong		153,858,798

18	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS (continued)

	Face Amount*	Value
SINGAPORE: 2.4%
CapitaLand, Ltd., Cnv. 1.950%, 10/17/23	SGD 96,500,000	$71,366,732

Total Singapore		71,366,732

TOTAL CONVERTIBLE CORPORATE BONDS		225,225,530

(Cost $234,700,057)

PREFERRED EQUITIES: 3.8%
	Shares	Value
SOUTH KOREA: 3.8%
LG Household & Health Care, Ltd., Pfd.	97,336	56,049,300
Hyundai Motor Co., Ltd., Pfd.	355,983	29,330,892
Hyundai Motor Co., Ltd., 2nd Pfd.	318,246	26,728,975

Total South Korea		112,109,167

TOTAL PREFERRED EQUITIES		112,109,167

(Cost $38,144,725)

TOTAL INVESTMENTS: 95.6%		2,853,045,775
(Cost $2,519,090,988b)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.4%		132,239,107

NET ASSETS: 100.0%		$2,985,284,882

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Cost for federal income tax purposes is $2,519,393,773 and net unrealized appreciation consists of:

Gross unrealized appreciation	$544,908,860
Gross unrealized depreciation	(211,256,858)

Net unrealized appreciation	$333,652,002

*	All values are in USD unless otherwise noted.

ADR	American Depositary Receipt

BHD	Berhad

Cnv.	Convertible

HKD	Hong Kong Dollar

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	19

PORTFOLIO MANAGERS
Yu Zhang, CFA	Robert Horrocks, PhD
Lead Manager	Lead Manager
Vivek Tanneeru
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$16.16	$16.16
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.06%	0.93%
After Fee Waiver and Reimbursement[2]	1.05%	0.92%
Portfolio Statistics
Total # of Positions		71
Net Assets		$4.7 billion
Weighted Average Market Cap		$31.6 billion
Portfolio Turnover[3]		35.98%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (unaudited)

For the first half of 2016, the Matthews Asia Dividend Fund returned 6.50% (Investor Class) and 6.66% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned -0.85%. For the quarter ending June 30, the Fund rose 3.99% (Investor Class) and 4.04% (Institutional Class) while its benchmark returned 0.77%. In June, the Fund distributed 18.52 cents per share (Investor Class) and 19.15 cents per share (Institutional Class), bringing its total year-to-date income distribution to 19.51 cents and 20.77 cents per share, respectively.

Market Environment:

Asian equity markets during the first half of the year were marked by volatility, with the second quarter particularly directionless. Some of the region’s major economies were confronted with various growth challenges. The resurgence of China’s credit growth cast doubts on the progress of its structural reforms, and Chinese equities struggled to stage a sustainable recovery. In Japan, the government’s delay of a second consumption tax hike came as little surprise, as the country’s currently anemic economic growth leaves little room for further fiscal consolidation. As the yen, a perceived safe-haven asset, further strengthened during the quarter, the local stock market started to underperform. India was a bright spot—the results of recent state elections strengthened the ruling coalition, increasing prospects of momentum in the reform process. In this context, initiatives such as the passage of the bankruptcy law can help in tackling long-standing issues with nonperforming loans in the banking system.

Performance Contributors and Detractors:

Amid market uncertainties, the Fund’s holdings in defensive business models with strong cash flow generation outperformed during the first half of 2016. One of the top contributors to Fund performance was our holding in Thai Beverage, Thailand’s largest hard liquor company, which announced stronger-than-expected quarterly earnings. Not only did its mainstay liquor division perform steadily, its Chang beer brands, which have struggled for some time, also showed a clear turnaround. This surprised the market with both meaningful volume and profit growth. Its stock rallied following the earnings results.

On the flip side, our holdings in Japanese export companies were among the biggest detractors to Fund performance during the first half of 2016. Bridgestone and Hoya, which both generated meaningful revenue and profits outside of Japan, saw their share prices correct significantly during the second quarter. Our investment thesis rests on their industry-leading positions and improving shareholder return policies via significant dividend hikes. We will continue to closely monitor each company’s business operations and further assess whether sustainable earnings growth and dividend growth can still be delivered amid potential currency headwinds.

Notable Portfolio Changes:

Among our new positions initiated during the quarter, the Fund participated in the initial public offering of Cikarang Listrindo, an independent Indonesian power producer. Despite its new-listing status, Cikarang Listrindo itself has been a major player in Indonesia’s electric power industry for over two decades. With favorable long-term demand outlook for electricity in Indonesia, we believe the firm is well-positioned to deliver sustainable earnings growth due to its visible capacity

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

20	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception		Inception Date
Investor Class (MAPIX)	3.99%	6.50%	-1.81%	5.30%	5.82%	8.98%		10/31/06
Institutional Class (MIPIX)	4.04%	6.66%	-1.66%	5.45%	5.96%	6.00%		10/29/10
MSCI AC Asia Pacific Index[4]	0.77%	-0.85%	-9.35%	2.33%	1.91%	2.41%	[5]
Lipper Pacific Region Funds Category Average[6]	2.45%	2.49%	-6.50%	2.71%	2.76%	3.53%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2016					2015
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.01	$0.19	n.a.	n.a.	n.a.	$0.02	$0.18	$0.03	$0.04	$0.27
Inst’l (MIPIX)	$0.02	$0.19	n.a.	n.a.	n.a.	$0.02	$0.19	$0.04	$0.04	$0.29

Note: This table does not include capital gains distributions but does include return of capital totaling $0.065 (Investor Class) and $0.068 (Institutional Class) for 2014. Totals may differ by $0.01 due to rounding. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

1.76% (Investor Class) 1.85% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.04%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/16 divided by the current price of each equity as of 6/30/16. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	Calculated from 10/31/06.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[7]
	Sector	Country	% of Net Assets
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	4.1%
Japan Tobacco, Inc.	Consumer Staples	Japan	3.6%
KT&G Corp.	Consumer Staples	South Korea	3.1%
NTT DoCoMo, Inc.	Telecommunication Services	Japan	3.0%
Hoya Corp.	Health Care	Japan	2.8%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.8%
LG Chem, Ltd., Pfd.	Materials	South Korea	2.8%
BGF Retail Co., Ltd.	Consumer Staples	South Korea	2.8%
Bridgestone Corp.	Consumer Discretionary	Japan	2.7%
Kao Corp.	Consumer Staples	Japan	2.6%
% OF ASSETS IN TOP TEN			30.3%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	21

COUNTRY ALLOCATION (%)[8,9]
Japan	30.9
China/Hong Kong	29.9
South Korea	8.7
Taiwan	6.0
Indonesia	5.4
Singapore	4.7
India	2.5
Australia	2.5
Thailand	2.3
Vietnam	1.8
Luxembourg	1.6
Philippines	1.6
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)[9]
Consumer Staples	30.7
Consumer Discretionary	16.8
Telecommunication Services	13.4
Financials	11.6
Industrials	10.9
Information Technology	5.2
Health Care	3.8
Materials	3.0
Energy	1.3
Utilities	1.2
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	34.7
Large Cap ($10B–$25B)	17.2
Mid Cap ($3B–10B)	28.2
Small Cap (under $3B)	17.8
Cash and Other Assets, Less Liabilities	2.1

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

expansion plan. Given the large ownership of its founding families, the company also has a clear dividend payout policy.

During the second quarter, the Fund exited its position in Guangdong Investment, a Chinese conglomerate. The firm had delivered steady financial results, benefiting from a stable and high margin water supply business, and its share price appreciated significantly since we first invested in it. At recent valuations, we found the risk-reward profile to be less attractive and decided to redeploy the capital into new ideas such as Cikarang Listrindo.

Outlook:

The volatility in the current market is likely to remain elevated, as a number of macro-driven events could continue to drive investor sentiment. However, the market can also overreact, especially in the short-term, creating buying opportunities for long-term investors to pick up quality companies at attractive valuations. We believe the current Asian market conditions provide such opportunities for us to invest in companies with attractive dividend yields and dividend growth.

22	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

June 30, 2016

Consolidated Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.1%

	Shares	Value
JAPAN: 30.9%
Japan Tobacco, Inc.	4,163,100	$167,782,104
NTT DoCoMo, Inc.	5,294,500	142,784,981
Hoya Corp.	3,748,300	133,874,256
Bridgestone Corp.	3,960,200	127,268,723
Kao Corp.	2,095,100	122,023,145
Pigeon Corp.	3,806,100	113,781,319
Suntory Beverage & Food, Ltd.	2,072,300	93,773,916
ITOCHU Corp.	7,622,700	93,250,110
Skylark Co., Ltd.	6,375,800	80,809,739
Sumitomo Mitsui Financial Group, Inc.	2,572,800	74,289,753
MISUMI Group, Inc.	4,006,600	72,338,023
Seven & I Holdings Co., Ltd.	1,688,200	70,783,041
Toyo Suisan Kaisha, Ltd.	1,693,500	68,693,542
Anritsu Corp.†	7,909,500	45,642,823
Mitsubishi Pencil Co., Ltd.	779,700	36,542,100
Itochu Enex Co., Ltd.	1,614,700	14,328,192

Total Japan		1,457,965,767

CHINA/HONG KONG: 29.9%
Minth Group, Ltd.†	59,535,000	192,231,571
Shenzhou International Group Holdings, Ltd.	27,377,000	132,386,048
AIA Group, Ltd.	18,703,600	112,478,307
China Construction Bank Corp. H Shares	137,693,000	91,791,399
China Mobile, Ltd. ADR	1,574,225	91,147,628
Qualcomm, Inc.	1,569,800	84,094,186
Yuexiu Transport Infrastructure, Ltd.†	103,392,000	66,705,866
Kweichow Moutai Co., Ltd. A Shares	1,466,605	64,319,278
PICC Property & Casualty Co., Ltd. H Shares	37,910,000	59,770,575
Café de Coral Holdings, Ltd.	17,330,000	54,430,058
Far East Horizon, Ltd.	67,294,000	52,559,354
Fuyao Glass Industry Group Co., Ltd. H Shares[c]	21,248,000	49,449,218
Jiangsu Expressway Co., Ltd. H Shares	35,370,000	49,393,723
Dali Foods Group Co., Ltd.	84,067,000	47,900,755
HKBN, Ltd.	41,566,123	43,841,167
Henan Shuanghui Investment & Development Co., Ltd. A Shares[b]	12,972,979	40,966,116
China Machinery Engineering Corp. H Shares†	56,592,000	37,005,060
Hopewell Holdings, Ltd.	8,530,000	27,122,175
Red Star Macalline Group Corp., Ltd. H Shares[c]	23,377,200	25,481,467
Kweichow Moutai Co., Ltd. A Shares[b]	420,725	18,511,956
China Mobile, Ltd.	1,411,000	16,302,998
Stella International Holdings, Ltd.	9,146,500	16,194,029
China Power International Development, Ltd.	42,567,000	15,713,040
Greatview Aseptic Packaging Co., Ltd.	21,913,000	10,423,853
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	5,188,890	8,120,592
China Nuclear Engineering Group Co. A Shares[b,c]	1,000	3,149

Total China/Hong Kong		1,408,343,568

	Shares	Value
TAIWAN: 6.0%
Chunghwa Telecom Co., Ltd. ADR	3,324,301	$120,672,126
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,027,940	79,422,866
St. Shine Optical Co., Ltd.	1,965,000	44,405,313
Sercomm Corp. †	12,177,000	27,329,251
Taiwan Semiconductor Manufacturing Co., Ltd.	2,336,469	11,775,096

Total Taiwan		283,604,652

SOUTH KOREA: 5.9%
KT&G Corp.	1,235,189	146,289,669
BGF Retail Co., Ltd.	697,460	129,863,372

Total South Korea		276,153,041

INDONESIA: 5.4%
PT Telekomunikasi Indonesia Persero ADR	1,040,634	63,957,366
PT Hanjaya Mandala Sampoerna	211,122,500	60,780,169
PT United Tractors	41,221,900	46,509,336
PT Cikarang Listrindo[c]	371,011,100	42,120,465
PT Telekomunikasi Indonesia Persero	130,591,800	39,732,004

Total Indonesia		253,099,340

SINGAPORE: 4.7%
Singapore Technologies Engineering, Ltd.	28,460,000	66,991,684
CapitaLand Retail China Trust, REIT†	43,232,400	48,256,068
Ascendas India Trust†	53,470,700	39,405,020
ARA Asset Management, Ltd.	34,749,418	35,644,194
Super Group, Ltd.	48,842,900	30,107,908

Total Singapore		220,404,874

INDIA: 2.5%
ITC, Ltd.	13,801,000	75,558,959
Bharti Infratel, Ltd.	7,522,045	38,543,439
Gujarat Pipavav Port, Ltd.[c]	2,019,621	4,895,765

Total India		118,998,163

AUSTRALIA: 2.5%
Breville Group, Ltd.†	10,644,019	60,033,974
Spotless Group Holdings, Ltd. †	58,411,087	49,433,995
Reliance Worldwide Corp., Ltd.[c]	3,740,934	8,621,076

Total Australia		118,089,045

THAILAND: 2.3%
Thai Beverage Public Co., Ltd.	161,322,100	109,391,138

Total Thailand		109,391,138

VIETNAM: 1.8%
Vietnam Dairy Products JSC	13,680,740	86,529,408

Total Vietnam		86,529,408

LUXEMBOURG: 1.6%
L’Occitane International SA	36,976,500	75,737,977

Total Luxembourg		75,737,977

matthewsasia.com | 800.789.ASIA	23

Matthews Asia Dividend Fund

June 30, 2016

Consolidated Schedule of Investmentsa  (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
PHILIPPINES: 1.6%
Globe Telecom, Inc.	1,447,730	$73,183,811

Total Philippines		73,183,811

NEW ZEALAND: 0.0%
SKY Network Television, Ltd.	667,879	2,279,286

Total New Zealand		2,279,286

TOTAL COMMON EQUITIES		4,483,780,070

(Cost $3,781,310,598)

PREFERRED EQUITIES: 2.8%
SOUTH KOREA: 2.8%
LG Chem, Ltd., Pfd.	790,477	131,951,222

Total South Korea		131,951,222

TOTAL PREFERRED EQUITIES		131,951,222

(Cost $70,742,408)

TOTAL INVESTMENTS: 97.9%		4,615,731,292
(Cost $3,852,053,006d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%		98,758,198

NET ASSETS: 100.0%		$4,714,489,490

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Security held by Matthews ADF-U Series. See note 2-C.

c	Non-income producing security.

d	Cost for federal income tax purposes is $3,859,310,506 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,080,275,615
Gross unrealized depreciation	(323,854,829)

Net unrealized appreciation	$ 756,420,786

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

24	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Yu Zhang, CFA
Lead Manager
Sherwood Zhang, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$13.46	$13.46
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.19%	1.00%
Portfolio Statistics
Total # of Positions		48
Net Assets		$164.4 million
Weighted Average Market Cap		$24.5 billion
Portfolio Turnover[2]		79.91%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities.

Matthews China Dividend Fund

Portfolio Manager Commentary (unaudited)

For the first half of 2016, the Matthews China Dividend Fund returned –0.87% (Investor Class) and –0.76% (Institutional Class), while its benchmark, the MSCI China Index, returned –4.53%. For the quarter ending June 30, the Fund returned 1.87% (Investor Class) and 1.90% (Institutional Class), outperforming its benchmark, which returned 0.28%.

Market Environment:

The resurgence of China’s credit growth cast doubts on the progress of the country’s structural reforms. However, during the second quarter of the year, both China A-shares and Hong Kong markets were stable, as much negative sentiment seemed priced in. China’s domestic A-share markets even edged higher during the global sell-off that resulted immediately after the Brexit vote late in the second quarter. In June, global index provider MSCI again decided against including China A-shares in its global emerging markets index. While MSCI itself praised the significant progress made by Chinese regulators during the past year, its surprising decision had a minimal impact on the market.

Performance Contributors and Detractors:

During both the second quarter and year-to-date periods, China Maple Leaf Educational Systems, the leading private school operator, was our top contributor to Fund performance. The company reported strong earnings results due to increased student enrollment and a higher utilization rate of its schools. Auto parts supplier Minth Group also performed strongly. We have seen the company continue to grow its business beyond China’s domestic market, and also continue to diversify its product offerings. The market reacted positively when Minth announced its plan to enter the automotive camera business during the second quarter. NetEase, an online gaming operator that we initiated a position in earlier this year, was also among our top contributors. NetEase was among the first Chinese Internet companies listed on a U.S. exchange that adopted a consistent dividend policy. Its long-term returns since then should set a good example to all Chinese companies in fast-growing industries, such as technology, media and entertainment, listed overseas, as corporate management teams in such industries often neglect the importance of a dividend policy for public companies.

On the flip side, China Power International Development, an independent power producer, was the largest performance detractor both year-to-date and during the second quarter. Market participants worried that slower economic growth would negatively impact electricity demand, and shifting government policy added to the uncertainty regarding the company’s outlook. We are closely monitoring the policy direction and reassessing our investment thesis.

Notable Portfolio Changes:

We made a few changes within our financial sector holdings during the second quarter, based on our analysis of Chinese government policy responses. We initiated a new position in PICC Property & Casualty, the largest insurer in its field in China, as investors cast doubts on its future profitability after a pricing reform initiative was announced. We believe the scale of PICC Property & Casualty’s business and its supporting network will be advantages in serving a fast-growing auto market with a high accident rate, and the reform initiatives should likely play into its favor long term. Due to our concerns over China’s reaccelerated credit growth this year, we exited our position in Huishang Bank Corp., a regional bank in less-developed Anhui Province. We also sold out of China International Capital Corporation, a leading investment bank that had an initial public offering last year. Although the firm’s differentiated strategy and service standard among local peers continues to appeal to us, its decision not to pay dividends disappointed.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	25

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Year	5 Year	Since Inception		Inception Date
Investor Class (MCDFX)	1.87%	-0.87%	-11.53%	7.59%	5.97%	8.35%		11/30/09
Institutional Class (MICDX)	1.90%	-0.76%	-11.33%	7.80%	6.19%	6.48%		10/29/10
MSCI China Index[3]	0.28%	-4.53%	-23.20%	3.62%	-0.24%	0.78%	[4]
Lipper China Region Funds Category Average[5]	-0.10%	-5.50%	-19.94%	3.18%	-0.21%	2.08%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2016			2015
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.21	n.a.	n.a.	$0.27	$0.01	$0.28
Inst’l (MICDX)	$0.22	n.a.	n.a.	$0.28	$0.03	$0.30

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.04% (Investor Class) 2.30% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.76%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/16 divided by the current price of each equity as of 6/30/16. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 11/30/09.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	3.3%
China Medical System Holdings, Ltd.	Health Care	3.3%
Minth Group, Ltd.	Consumer Discretionary	3.1%
CITIC Telecom International Holdings, Ltd.	Telecommunication Services	3.0%
China Construction Bank Corp.	Financials	3.0%
PICC Property & Casualty Co., Ltd.	Financials	2.9%
HKBN, Ltd.	Telecommunication Services	2.9%
AIA Group, Ltd.	Financials	2.9%
Kweichow Moutai Co., Ltd.	Consumer Staples	2.9%
Red Star Macalline Group Corp., Ltd.	Financials	2.8%
% OF ASSETS IN TOP TEN		30.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

26	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

Global market volatility may remain high as a number of macroeconomic-driven events could drive investor sentiment during the second half of the year. For China, some government reform initiatives in several industries could lead to unintended consequences down the road. However, when markets overreact, especially in the short term, buying opportunities for long-term investors often present themselves, allowing quality companies to be picked up at attractive valuations. We will continue to look for good companies and businesses that may be less impacted by Chinese government policies.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	83.9
Taiwan	6.7
Singapore	3.5
Cash and Other Assets, Less Liabilities	5.9

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	20.7
Financials	18.9
Industrials	15.1
Telecommunication Services	9.3
Information Technology	9.2
Consumer Staples	9.0
Materials	4.4
Health Care	4.4
Utilities	2.0
Energy	1.1
Cash and Other Assets, Less Liabilities	5.9

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	19.1
Large Cap ($10B–$25B)	2.9
Mid Cap ($3B–10B)	30.9
Small Cap (under $3B)	41.2
Cash and Other Assets, Less Liabilities	5.9

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	27

Matthews China Dividend Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.1%

	Shares	Value
CONSUMER DISCRETIONARY: 20.7%
Auto Components: 6.1%
Minth Group, Ltd.	1,596,000	$5,153,298
Fuyao Glass Industry Group Co., Ltd. H Shares	1,787,600	4,160,176
Xingda International Holdings, Ltd. H Shares	3,060,000	706,999

		10,020,473

Diversified Consumer Services: 4.8%
China Maple Leaf Educational Systems, Ltd.	3,828,000	3,454,092
New Oriental Education & Technology Group, Inc. ADR	71,000	2,973,480
China Distance Education Holdings, Ltd. ADR	147,200	1,522,048

		7,949,620

Textiles, Apparel & Luxury Goods: 4.2%
Heilan Home Co., Ltd. A Shares	2,041,837	3,475,699
Shenzhou International Group Holdings, Ltd.	701,000	3,389,802

Total Textiles, Apparel & Luxury Goods		6,865,501

Hotels, Restaurants & Leisure: 3.3%
Café de Coral Holdings, Ltd.	922,000	2,895,817
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares	7,490,000	2,463,560
Xiao Nan Guo Restaurants Holdings, Ltd.[b]	1,416,000	75,479

		5,434,856

Specialty Retail: 2.3%
Chow Tai Fook Jewellery Group, Ltd.	3,758,200	2,700,427
China Harmony New Energy Auto Holding, Ltd.	1,911,000	1,029,482

		3,729,909

Total Consumer Discretionary		34,000,359

FINANCIALS: 18.9%
Insurance: 5.9%
PICC Property & Casualty Co., Ltd. H Shares	3,064,000	4,830,837
AIA Group, Ltd.	799,200	4,806,169

Total Insurance		9,637,006

Banks: 5.8%
China Construction Bank Corp. H Shares	7,317,000	4,877,791
China Merchants Bank Co., Ltd. H Shares	2,051,500	4,628,434

		9,506,225

Real Estate Management & Development: 3.6%
Red Star Macalline Group Corp., Ltd. H Shares	4,274,000	4,658,718
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	802,483	1,255,883

		5,914,601

Real Estate Investment Trusts (REITS): 2.0%
CapitaLand Retail China Trust, REIT	2,957,600	3,301,277

Capital Markets: 1.6%
China Everbright, Ltd.	1,392,000	2,700,926

Total Financials		31,060,035

	Shares	Value
INDUSTRIALS: 15.1%
Transportation Infrastructure: 4.3%
Qingdao Port International Co., Ltd. H Shares	9,636,000	$4,390,020
Yuexiu Transport Infrastructure, Ltd.	4,290,000	2,767,798

		7,157,818

Marine: 2.7%
SITC International Holdings Co., Ltd.	8,403,000	4,420,363

Road & Rail: 2.3%
Guangshen Railway Co., Ltd. H Shares	7,110,000	3,392,128
Guangshen Railway Co., Ltd. ADR	14,400	341,424

		3,733,552

Air Freight & Logistics: 2.1%
Sinotrans, Ltd. H Shares	7,895,000	3,524,826

Construction & Engineering: 2.1%
China Machinery Engineering Corp. H Shares	5,235,000	3,423,125

Electrical Equipment: 1.6%
Voltronic Power Technology Corp.	187,049	2,614,751

Total Industrials		24,874,435

TELECOMMUNICATION SERVICES: 9.3%
Diversified Telecommunication Services: 6.0%
CITIC Telecom International Holdings, Ltd.	13,169,000	4,979,208
HKBN, Ltd.	4,578,957	4,829,578

		9,808,786

Wireless Telecommunication Services: 3.3%
China Mobile, Ltd. ADR	94,330	5,461,707

Total Telecommunication Services		15,270,493

INFORMATION TECHNOLOGY: 9.2%
Communications Equipment: 2.6%
Sercomm Corp.	1,930,000	4,331,564

Internet Software & Services: 2.5%
NetEase, Inc. ADR	21,200	4,096,264

Semiconductors & Semiconductor Equipment: 1.6%
Qualcomm, Inc.	50,900	2,726,713

Software: 1.5%
IGG, Inc.	5,675,000	2,477,348

Electronic Equipment, Instruments & Components: 1.0%
Aurora Corp.	986,000	1,601,502

Total Information Technology		15,233,391

CONSUMER STAPLES: 9.0%
Food & Staples Retailing: 3.8%
Sun Art Retail Group, Ltd.	5,214,500	3,666,760
Taiwan FamilyMart Co., Ltd.	399,000	2,502,368

Total Food & Staples Retailing		6,169,128

Beverages: 2.9%
Kweichow Moutai Co., Ltd. A Shares	109,398	4,797,747

Food Products: 2.3%
Dali Foods Group Co., Ltd.	6,647,000	3,787,411

Total Consumer Staples		14,754,286

28	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 4.4%
Paper & Forest Products: 2.3%
Lee & Man Paper Manufacturing, Ltd.	5,053,000	$3,774,972

Containers & Packaging: 2.1%
Greatview Aseptic Packaging Co., Ltd.	7,335,000	3,489,205

Total Materials		7,264,177

HEALTH CARE: 4.4%
Pharmaceuticals: 4.4%
China Medical System Holdings, Ltd.	3,498,000	5,361,130
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	2,439,700	1,843,672

Total Health Care		7,204,802

UTILITIES: 2.0%
Independent Power and Renewable Electricity Producers: 2.0%
China Power International Development, Ltd.	8,937,000	3,298,974

Total Utilities		3,298,974

ENERGY: 1.1%
Energy Equipment & Services: 1.1%
Hilong Holding, Ltd.	16,066,000	1,759,467

Total Energy		1,759,467

RIGHTS: 0.0%
CONSUMER DISCRETIONARY: 0.0%
Hotels, Restaurants & Leisure: 0.0%
Xiao Nan Guo Restaurants Holdings, Ltd., expires 7/12/16[b]	2,488,000	1,135

Total Consumer Discretionary		1,135

TOTAL RIGHTS		1,135

(Cost $0)

TOTAL INVESTMENTS: 94.1%		154,721,554
(Cost $155,506,353C)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.9%		9,659,251

NET ASSETS: 100.0%		$164,380,805

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $155,571,255 and net unrealized depreciation consists of:

Gross unrealized appreciation	$15,622,872
Gross unrealized depreciation	(16,472,573)

Net unrealized depreciation	($849,701)

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	29

PORTFOLIO MANAGERS
Beini Zhou, CFA
Lead Manager
Michael B. Han, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAVRX	MAVAX
CUSIP	577130693	577130685
Inception	11/30/15	11/30/15
NAV	$10.17	$10.16
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	36.42%	36.17%
After fee waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		44
Net Assets		$2.0 million
Weighted Average Market Cap		$21.1 billion
Portfolio Turnover[3]		10.80%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in common stock, preferred stock and other equity securities, and convertible securities of companies located in Asia. The Fund seeks to create an investable universe of value companies that it believes trade at market values with discounts to their intrinsic value, have strong financial and market positions, have strong management and are oriented to creating value for their shareholders. Matthews assesses companies within this universe according to each of these factors.

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Asia Value Fund returned 3.25% (Investor Class) and 3.36% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 2.32%. For the quarter ending June 30, the Fund returned 1.30% (Investor) and 1.40% (Institutional Class) while its benchmark returned 0.51%.

Market Environment:

The second quarter would have been characterized as relatively uneventful had it ended a week earlier. On June 24th, much to the market’s surprise, the U.K. voted to leave the European Union in a referendum, a “black swan” event that few market pundits anticipated. As a result, global markets declined sharply for a day or two, but following the news of further fiscal stimulus and monetary easing globally, the S&P 500 largely recovered its losses to near its pre-Brexit level, while the MSCI AC Asia ex Japan Index even surpassed its pre-Brexit level over the week leading up to the Independence Day weekend.

Performance Contributors and Detractors:

Japan’s Yamada Consulting, a small management firm serving small-to-medium enterprise clients, was the largest contributor to Fund performance during the quarter. The share price rallied strongly after Yamada reported good fiscal year-end earnings. The company has solid financials with profits growing at a double digit compound annual growth rate (CAGR)† in recent years. Management has targeted a 20% return on equity (ROE) and 10% profit growth. Therefore, they aim to return half of their net income to shareholders via dividends and share buybacks; we are impressed by the management team’s approach to capital allocation. Prior to the rally in the share price, the company was trading at 3x earnings before interest and tax (EBIT)‡, and had close to a 5% dividend yield and double-digit profit growth. As value investors, we aim to find other companies with similarly attractive financials and valuations.

Following a solid first quarter, Kweichow Moutai, which is listed on China’s domestic A-share market, performed strongly again in the second quarter. Kweichow Moutai is one of the most well-known liquor companies in the country, and also one of the best known domestic consumer brands. In addition to reporting solid earnings results during the quarter, it was widely reported that strong end demand resulted in an increase in their wholesale pricing to their distributors. The share price is now trading at a high-teen price to earnings (P/E)* ratio ex cash, a still reasonable level.

Among the largest detractors to portfolio performance during the quarter were CK Hutchison and Shandong Weigao Group. CK Hutchison is Hong Kong business magnate Li Ka-Shing’s non-property holding company. It is a conglomerate with businesses such as telecom, energy, retail, infrastructure and ports. They have substantial mobile telecom and infrastructure assets in Europe, particularly in the U.K, and the share price declined significantly as a result of the Brexit vote.

(continued)

†	Compound Annual Growth Rate (CAGR): Compound Annual Growth Rate (CAGR) is the year-over-year growth rate of an investment over a specified period of time.

‡	Earnings before Interest and tax (EBIT): Earnings before interest and tax is an indicator of a company’s profitability, often calculated as revenue minus expenses, excluding tax and interest.

*	Price-to-Earnings (P/E) Ratio: Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings.

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.
3	Not annualized. The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

30	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
	Actual Return, Not Annualized
	3 Months	YTD	Since Inception	Inception Date
Investor Class (MAVRX)	1.30%	3.25%	1.85%	11/30/15
Institutional Class (MAVAX)	1.40%	3.36%	2.02%	11/30/15
MSCI AC Asia ex Japan Index[4]	0.51%	2.32%	1.89%
Lipper Pacific Region Funds Category Average[5]	2.45%	2.49%	2.26%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
YAMADA Consulting Group Co., Ltd.	Industrials	Japan	4.9%
Shandong Weigao Group Medical Polymer Co., Ltd.	Health Care	China/Hong Kong	4.6%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	4.6%
Kweichow Moutai Co., Ltd.	Consumer Staples	China/Hong Kong	4.3%
CK Hutchison Holdings, Ltd.	Industrials	China/Hong Kong	3.5%
Qualcomm, Inc.	Information Technology	China/Hong Kong	2.9%
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	2.8%
ARA Asset Management, Ltd.	Financials	Singapore	2.4%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	South Korea	2.4%
DGB Financial Group, Inc.	Financials	South Korea	2.3%
% OF ASSETS IN TOP TEN			34.7%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	31

COUNTRY ALLOCATION (%)[7],[8]
South Korea	29.1
China/Hong Kong	25.3
Japan	9.0
Singapore	6.9
Taiwan	4.0
Malaysia	2.8
United States	2.1
Switzerland	1.9
United Kingdom	1.8
Israel	1.4
Thailand	0.9
Cash and Other Assets, Less Liabilities	14.8

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	19.1
Information Technology	15.8
Industrials	14.6
Financials	12.8
Consumer Staples	8.4
Health Care	8.3
Materials	6.2
Cash and Other Assets, Less Liabilities	14.8

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	19.7
Large Cap ($10B–$25B)	1.8
Mid Cap ($3B–10B)	7.1
Small Cap (under $3B)	56.5
Cash and Other Assets, Less Liabilities	14.8

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited) (continued)

Though the intrinsic value of the company has indeed come down post Brexit due to British pound weakness, we believe the value of the company remains substantially above book value, even after taking into account an appropriate level of discount for a conglomerate. Over the last few decades, Li Ka-Shing has created a lot of value for minority shareholders, culminating in the de-merging of the conglomerate into property and non-property assets in 2015, and we believe the Brexit result will not change the company’s savvy capital-allocation approach.

Shandong Weigao Group is one of the largest medical device companies in China. The company’s core business, which contributes close to three quarters of its profit, is medical consumables such as infusion sets, syringes, and needles—and they are by far the biggest domestic player in consumables. Two other smaller segments—orthopedics and dialysis—have good growth potential and are industry leaders. Shandong Weigao’s share price has been de-rated over the past few years due to decelerating growth in their core consumables business. During the quarter, Shangong announced its plans to list the orthopedics business on the domestic A-share market, and also awarded the orthopedics management team with related shares that would lead to earnings dilution in the short term. The market likely took the dilution news negatively. We, on the contrary, welcome the news and we believe that a more incentivized management team with newly awarded shares will more than offset the resulting dilution in earnings. We also believe that listing their orthopedics business on the domestic A-share market, which will likely attract a higher multiple, is a great way to unlock value. The current share price implies a high-single digit P/E for the company’s highly profitable medical consumables business which is still delivering 10% profit growth.

Notable Portfolio Changes:

During the quarter, we exited China’s Daqin Railway, Knowles Corp. of the U.S., and Japan’s Doshisha. The slight tariff cut announced by Daqin Railway—due to a depressed coal market—was unexpected as we had anticipated liberalization of their tariffs after years of regulatory control. We also sold Knowles Corp. as the company reported good earnings and its share price rallied to our estimated intrinsic value. We switched out of Doshisha to Yamada Consulting while maintaining our overall exposure to Japan as the latter became much more attractive.

We initiated a position in the Swiss luxury brand owner Cie Financiere Richemont during the quarter after they reported poor full-year earnings. Richemont owns a collection of some of the most coveted luxury brands such as Cartier and Van Cleef & Arpels. We estimate that more than half of their earnings comes from Asians, who purchase their products either domestically or overseas. However, the past few years have been difficult for luxury brands and Richemont has not been immune, as consumption in places such as Hong Kong and Macau drastically declined. However, we believe Richemont can look beyond this current rough patch and grow over time, as wealth creation continues in Asia and other emerging markets.

Outlook:

The post-Brexit outlook is as murky as ever and it is uncertain how Brexit will be implemented or even when the procedure will formally begin. There will be a myriad of details to negotiate between the two sides and, it is unlikely to be a clear-cut exit. As news come out along the way, we expect no less of a roller-coaster ride for the foreseeable future.

What do value investors do in such uncertain times? Not any different from past crises—treat it as macro noise and focus on individual company and balance sheet strength, have some dry powder and be ready to invest when compelling value emerges. Therefore, we are not shunning Europe and, quite the opposite as we are more attracted to Asian stocks that get unduly punished due to their exposure to Europe. We believe this crisis, Brexit, will prove no different over the long run as outperformance will come from buying or adding to undervalued quality companies whose share price weakens disproportionately.

32	MATTHEWS ASIA FUNDS

Matthews Asia Value Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 75.3%

	Shares	Value
CHINA/HONG KONG: 25.3%
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	164,000	$93,975
Kweichow Moutai Co., Ltd. A Shares	2,000	87,712
CK Hutchison Holdings, Ltd.	6,500	71,503
Qualcomm, Inc.	1,100	58,927
Clear Media, Ltd.	51,000	44,577
Greatview Aseptic Packaging Co., Ltd.	78,000	37,104
Fairwood Holdings, Ltd.	9,000	34,853
Goldlion Holdings, Ltd.	91,000	34,158
Pico Far East Holdings, Ltd.	112,000	31,680
Future Bright Holdings, Ltd.	168,000	16,101

Total China/Hong Kong		510,590

SOUTH KOREA: 19.2%
DGB Financial Group, Inc.	6,103	46,214
Kwangju Bank	5,946	44,980
MegaMD Co., Ltd.[b]	13,292	42,978
Shinyoung Securities Co., Ltd.	980	42,540
Samyung ENC Co., Ltd.	5,148	39,130
POSCO Chemtech Co., Ltd.	4,309	38,946
Kangnam Jevisco Co., Ltd.	1,005	30,687
Kukbo Design Co., Ltd.	1,633	27,803
Hyundai Greenfood Co., Ltd.	1,420	23,035
Saeron Automotive Corp.	3,321	22,840
Binggrae Co., Ltd.	278	16,395
Hy-Lok Corp.	654	12,616

Total South Korea		388,164

JAPAN: 9.0%
YAMADA Consulting Group Co., Ltd.	2,300	99,458
Broadleaf Co., Ltd.	3,500	32,257
Trancom Co., Ltd.	400	26,402
San-A Co., Ltd.	500	24,674

Total Japan		182,791

SINGAPORE: 6.9%
ARA Asset Management, Ltd.	47,400	48,621
Haw Par Corp., Ltd.	6,800	45,612
Vicom, Ltd.	6,000	25,575
Kulicke & Soffa Industries, Inc.[b]	1,600	19,472

Total Singapore		139,280

TAIWAN: 4.0%
P-Duke Technology Co., Ltd.	21,000	43,939
Lumax International Corp., Ltd.	13,000	18,806
Yung Chi Paint & Varnish Manufacturing Co., Ltd.	8,000	18,760

Total Taiwan		81,505

MALAYSIA: 2.8%
MPHB Capital BHD[b]	125,100	41,442
Genting BHD	7,600	15,480

Total Malaysia		56,922

	Shares	Value
UNITED STATES: 2.1%
News Corp. B Shares	2,400	$28,008
Expeditors International of Washington, Inc.	300	14,712

Total United States		42,720

SWITZERLAND: 1.9%
Cie Financiere Richemont SA	664	38,867

Total Switzerland		38,867

UNITED KINGDOM: 1.8%
Standard Chartered PLC	4,750	35,554

Total United Kingdom		35,554

ISRAEL: 1.4%
Taro Pharmaceutical Industries, Ltd.[b]	200	29,120

Total Israel		29,120

THAILAND: 0.9%
Premier Marketing Public Co., Ltd.	65,200	17,378

Total Thailand		17,378

TOTAL COMMON EQUITIES		1,522,891

(Cost $1,462,921)

PREFERRED EQUITIES: 9.9%
SOUTH KOREA: 9.9%
Samsung Electronics Co., Ltd., Pfd.	91	93,874
Samsung SDI Co., Ltd., Pfd.	1,054	56,804
Hyundai Motor Co., Ltd., 2nd Pfd.	576	48,377

Total South Korea		199,055

TOTAL PREFERRED EQUITIES		199,055

(Cost $201,357)

TOTAL INVESTMENTS: 85.2%		1,721,946
(Cost $1,664,278c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 14.8%		299,877

NET ASSETS: 100.0%		$2,021,823

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $1,667,883 and net unrealized appreciation consists of:

Gross unrealized appreciation	$131,812
Gross unrealized depreciation	(77,749)

Net unrealized appreciation	$54,063

BHD	Berhad

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	33

PORTFOLIO MANAGERS
Kenneth Lowe, CFA
Lead Manager
Michael J. Oh, CFA	Sharat Shroff, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAFSX	MIFSX
CUSIP	577125701	577125800
Inception	4/30/13	4/30/13
NAV	$9.27	$9.29
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	2.07%	1.91%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		32
Net Assets		$10.8 million
Weighted Average Market Cap		$44.5 billion
Portfolio Turnover[3]		23.60%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region. The Fund is currently expected to hold stocks of between 25 and 35 companies under normal market conditions.
Matthews Asia Focus Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Asia Focus Fund returned 6.68% (Investor Class) and 6.91% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned 2.32%. For the quarter ending June 30, the Fund returned 0.65% (Investor Class) and 0.87% (Institutional Class) while its benchmark returned 0.51%.

Market Environment:

The end outcome of largely flat returns for equity markets during the second quarter belies an environment that has been marked by large swings in sentiment from market participants as economic and political headlines dominate. The largest of these was Brexit, the much talked about U.K. vote to leave the European Union, which occurred toward the end of the quarter, and came as a shock to markets across the globe.

Over the medium term, it is unclear what implications this might have for the European Union as weak growth, high unemployment (in many cases), immigration concerns and deflationary issues have created an atmosphere in which change is deemed to be required. At a minimum, this environment led to a decrease in expectations for any rise in U.S. interest rates this year. Although initially fear was prevalent, this ultimately helped to bolster an improvement in sentiment for risky asset classes such as emerging markets and the Asia Pacific region.

Performance Contributors and Detractors:

The Fund rose in both absolute and relative terms during the first half of the year, amid this volatility. During the second quarter, the largest contributor to returns came from our holding in Tata Motors, India’s largest automotive company, producing Tata and Jaguar Land Rover (JLR) branded vehicles. The company is currently benefiting from a very strong product cycle that includes an initial foray into the lucrative compact luxury sports sedan market with the Jaguar XE. Further, management has invested wisely in the necessary capacity growth for the volume increase that is expected over the next few years. AIA Group was also a solid performer as it continued to deliver on strong growth in their value of new business as premiums and margins both rose, partially on a significant uplift in mainland visitor business in Hong Kong.

The Fund was also helped by good performance from our health care holdings. Among them is ResMed, a leader in the diagnosis and treatment of sleep apnea disorder. The stock rallied as the firm continues to win market share and see strong sales growth in its new platform—the AS10—with its strategic position also being enhanced through the acquisition of clinical software applications provider Brightree.

The largest detractors to returns came from our holdings in luggage manufacturer Samsonite International and Hong Kong conglomerate CK Hutchison Holdings. For Samsonite, soft travel demand and an expensive acquisition of the Tumi brand weighed on the stock. CK Hutchison was pressured by concerns on its U.K. assets as the European regulator defeated its move to consolidate the wireless market there on competition concerns.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

34	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MAFSX)	0.65%	6.68%	-5.35%	0.65%	-1.50%	4/30/13
Institutional Class (MIFSX)	0.87%	6.91%	-5.03%	0.94%	-1.23%	4/30/13
MSCI AC Asia ex Japan Index[4]	0.51%	2.32%	-11.72%	2.36%	-0.03%
Lipper Pacific ex Japan Funds Category Average[5]	1.49%	2.44%	-7.73%	2.81%	-0.09%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	6.0%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	4.8%
Techtronic Industries Co., Ltd.	Consumer Discretionary	China/Hong Kong	4.1%
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	3.8%
Mead Johnson Nutrition Co.	Consumer Staples	United States	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.7%
ResMed, Inc.	Health Care	United States	3.6%
Japan Tobacco, Inc.	Consumer Staples	Japan	3.3%
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	3.3%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.2%
% OF ASSETS IN TOP TEN			39.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	35

COUNTRY ALLOCATION (%)[7],[8]
China/Hong Kong	36.1
Singapore	10.8
South Korea	9.4
Malaysia	8.8
United States	7.3
Thailand	4.5
Indonesia	4.4
Taiwan	3.7
Japan	3.3
India	3.2
Australia	2.6
Switzerland	2.6
Cash and Other Assets, Less Liabilities	3.3

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	25.1
Financials	22.4
Information Technology	15.5
Consumer Staples	11.4
Industrials	9.7
Telecommunication Services	9.0
Health Care	3.6
Cash and Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	41.2
Large Cap ($10B–$25B)	19.5
Mid Cap ($3B–10B)	30.0
Small Cap (under $3B)	6.0
Cash and Other Assets, Less Liabilities	3.3

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Focus Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

During the second quarter we initiated a position in Coway, a leading South Korean home appliance rental company for air purifiers, water purifiers and other products. Coway has a large and growing loyal customer base in South Korea that provides the company with stable cash flow and cross-selling opportunities. Coway’s valuation is supported by its steady earnings growth, attractive cash flow return and additional growth opportunities from overseas markets.

We exited our position in Australian glove maker Ansell Limited during the quarter. We were disappointed by the performance of its acquisitions and the change in its marketing strategy with some large customers, which prioritizes market share over pricing discipline.

Outlook:

The Brexit result has provided a question mark over the efficacy of the European construct, and an ensuing heavy political calendar in the continent adds further risks. Later this year witnesses a referendum in Italy on constitutional reform that would reduce the number of senators in the country and, hopefully, allow for more stable leadership with improved longevity. Of course, a change to the status quo does create uncertainty and this is also, prospectively, the case for France where elections will be held in early 2017. These risks are further compounded by the U.S. presidential election in November. With this in mind, there does appear to be an overarching movement toward change. Many electorates are clamoring for more protectionist and populist policies in a world where income inequality and immigration concerns have become paramount.

This backdrop does little to encourage risk-taking for either consumers or companies. It does, however, provide Asian governments and central banks with a greater ability to loosen monetary and fiscal policy given weak growth. Such moves are likely across the board, from debt-ridden China to job growth-challenged India. Whilst not wholly averse to this, it does provide the challenge that it removes the focus from what we believe to be the most powerful driver of economic growth and future prosperity—productivity gains. Further, the anti-globalization mentality pervading in parts of the West provides an additional headache.

Undoubtedly some of these issues have led higher growth companies to be hard to come by, and the valuations that one is being asked to pay for these within Asia is concerning. We believe that we must strike the correct balance between quality, value and sustainable growth, making sure that we do not forego value or quality for short-term results. To this end, we will remain patient to take advantage of this backdrop of volatility to ensure that we stay disciplined in looking after our shareholders capital, focusing on protecting and growing it over full economic cycles.

36	MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.7%

	Shares	Value
CHINA/HONG KONG: 36.1%
AIA Group, Ltd.	109,000	$655,496
Techtronic Industries Co., Ltd.	105,500	440,568
Tencent Holdings, Ltd.	17,900	410,620
Jardine Matheson Holdings, Ltd.	6,200	362,472
CK Hutchison Holdings, Ltd.	31,728	349,023
Samsonite International SA	118,800	328,941
Yum! Brands, Inc.	3,850	319,242
VTech Holdings, Ltd.	30,000	316,273
HSBC Holdings PLC	41,600	254,772
Baidu, Inc. ADR[b]	1,237	204,291
Hang Lung Group, Ltd.	50,000	150,641
Cheung Kong Property Holdings, Ltd.	19,728	124,299

Total China/Hong Kong		3,916,638

SINGAPORE: 10.8%
Singapore Telecommunications, Ltd.	168,000	518,888
Singapore Technologies Engineering, Ltd.	144,500	340,137
United Overseas Bank, Ltd.	22,500	310,004

Total Singapore		1,169,029

SOUTH KOREA: 9.4%
Samsung Electronics Co., Ltd.	281	349,944
Kangwon Land, Inc.	9,458	343,184
Coway Co., Ltd.	3,591	326,970

Total South Korea		1,020,098

MALAYSIA: 8.8%
Genting Malaysia BHD	307,400	339,882
Heineken Malaysia BHD	88,800	333,164
Axiata Group BHD	199,100	278,663

Total Malaysia		951,709

UNITED STATES: 7.3%
Mead Johnson Nutrition Co.	4,468	405,471
ResMed, Inc.	6,100	385,703

Total United States		791,174

THAILAND: 4.5%
Kasikornbank Public Co., Ltd.	61,900	300,584
Intouch Holdings Public Co., Ltd. NVDR	118,200	182,958

Total Thailand		483,542

INDONESIA: 4.4%
PT Bank Rakyat Indonesia Persero	421,400	346,741
PT Indofood Sukses Makmur	245,000	134,804

Total Indonesia		481,545

TAIWAN: 3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	79,000	398,136

Total Taiwan		398,136

JAPAN: 3.3%
Japan Tobacco, Inc.	9,000	362,720

Total Japan		362,720

	Shares	Value
INDIA: 3.2%
Tata Motors, Ltd.[b]	50,602	$346,411

Total India		346,411

AUSTRALIA: 2.6%
Insurance Australia Group, Ltd.	68,701	282,998

Total Australia		282,998

SWITZERLAND: 2.6%
Cie Financiere Richemont SA	4,793	280,557

Total Switzerland		280,557

TOTAL INVESTMENTS: 96.7%		10,484,557
(Cost $11,101,912c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.3%		360,058

NET ASSETS: 100.0%		$10,844,615

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $11,158,593 and net unrealized depreciation consists of:

Gross unrealized appreciation	$616,215
Gross unrealized depreciation	(1,290,251)

Net unrealized depreciation	($674,036)

ADR	American Depositary Receipt

BHD	Berhad

NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	37

PORTFOLIO MANAGERS
Taizo Ishida
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$21.86	$22.03
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.91%
Portfolio Statistics
Total # of Positions		54
Net Assets		$681.8 million
Weighted Average Market Cap		$14.0 billion
Portfolio Turnover[2]		29.51%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Asia Growth Fund returned 3.65% (Investor Class) and 3.72% (Institutional Class) while its benchmark, the MSCI All Country Asia Pacific Index, returned -0.85%. For the quarter ending June 30, 2016, the Fund returned 4.15% (Investor) and 4.21% (Institutional Class), while its benchmark returned 0.77%.

Market Environment:

The market continued to worry about the timing of Fed rate hikes in the early part of the quarter and became increasingly nervous about the potential outcome in the Brexit vote toward the end of the quarter. Interestingly enough, the rise in oil prices to $50 from $35 and a sharp appreciation in the yen to ¥104 from ¥110 were not as meaningful in the minds of investors. As a result, Asian markets were in a holding pattern in the absence of fresh news. Two central bank governors, Hiroki Kuroda of the Bank of Japan and Raghuram Rajan of the Reserve Bank of India, made headline news: Rajan leaving his post in September and Kuroda running out of “magic”, or ammunition to revive the Japanese economy, both verbally and through policy, were both a negative for the market.

Performance Contributors and Detractors:

Although Japan indices were generally flat in the second quarter, seven out of the top 10 contributors to Fund performance were Japanese companies. The top contributor was M3, Inc., an internet website for various medical services in Japan, U.S., U.K. and China. Investors are rewarding the company’s steady earnings growth and favorable growth prospects in its target markets and product offerings. This is one of our top three holdings in the portfolio. Start Today, Japan’s largest fashion apparel e-commerce company, was the second largest contributor with strong earnings results. The company continues to expand its buyer base by tapping into a fashion coordination app called “Wear” and started an alliance with another company’s popular blogsite called “Ameblo.”

On the other hand, five out of the bottom 10 detractors to Fund performance during the quarter were Chinese companies: Baidu was the single largest detractor. Autohome, one of China’s largest auto websites and JD.com, China’s version of Amazon in the U.S., both traded as American Depositary Receipts (ADRs), also dragged on Fund performance. A common thread among these Chinese ADR e-commerce companies is the perception of a slowing Chinese economy, although we would argue that consumption is doing rather well and is the strongest element of the economy. By country, security selection in Japan worked favorably for us during the quarter, and our overweight positions in India and Indonesia also performed well, while security selection in China/HK detracted from performance due mostly to the e-commerce companies mentioned above. By sector, our allocation and stock selection in health care and consumer staples worked well, while investments in information technology hurt performance.

Notable Portfolio Changes:

We initiated a position in Nitori, a Japanese furniture/life style retailer. Nitori is one of the best growth companies in Japan with 29 consecutive years of sales and earnings growth, a rare achievement anywhere. We had not held the company shares in the portfolio previously as the company never met with investors in the past. A new CEO and Japan’s push for better corporate governance changed Nitori’s investor relations policy. We fulfilled our due diligence process requirement by meeting with the company in June.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

38	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	4.15%	3.65%	-0.86%	4.13%	5.01%	6.56%	8.81%		10/31/03
Institutional Class (MIAPX)	4.21%	3.72%	-0.63%	4.35%	5.21%	n.a.	5.24%		10/29/10
MSCI AC Asia Pacific Index[3]	0.77%	-0.85%	-9.35%	2.33%	1.91%	2.83%	6.11%	[4]
Lipper Pacific Region Funds Category Average[5]	2.45%	2.49%	-6.50%	2.71%	2.76%	3.65%	6.60%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 10/31/03.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
M3, Inc.	Health Care	Japan	4.9%
Sysmex Corp.	Health Care	Japan	4.5%
Emami, Ltd.	Consumer Staples	India	3.7%
PT Astra International	Consumer Discretionary	Indonesia	3.6%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.6%
Kakaku.com, Inc.	Information Technology	Japan	3.4%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.4%
Baidu, Inc.	Information Technology	China/Hong Kong	3.4%
ORIX Corp.	Financials	Japan	3.1%
HDFC Bank, Ltd.	Financials	India	2.8%
% OF ASSETS IN TOP TEN			36.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	39

COUNTRY ALLOCATION (%)[7,8]
Japan	41.7
Indonesia	12.4
India	11.9
China/Hong Kong	10.8
Philippines	5.3
Australia	4.1
Sri Lanka	2.8
Vietnam	2.0
Bangladesh	1.9
South Korea	1.1
Pakistan	1.1
Thailand	1.1
Taiwan	0.9
Malaysia	0.9
Cash and Other Assets, Less Liabilities	2.0

SECTOR ALLOCATION (%)[8]
Consumer Staples	21.0
Health Care	20.6
Consumer Discretionary	19.2
Financials	15.4
Industrials	10.5
Information Technology	7.9
Energy	1.8
Materials	1.6
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	14.8
Large Cap ($10B–$25B)	27.8
Mid Cap ($3B–10B)	30.5
Small Cap (under $3B)	24.8
Cash and Other Assets, Less Liabilities	2.0

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

Our recent trip to India was enlightening, and we believe the country has a fair chance of performing better than expectations. Amidst the skeptical views, we think the Modi government is making efforts towards much-needed reform and infrastructure investment. Granted that large-cap growth companies are fairly valued in a slower earnings growth environment, we believe that good stock selection from smaller cap companies may prove to be fruitful. India has one of the deepest and most diverse stock markets in terms of the number of listed companies (about 5,000). We also like Indonesia for a series of reforms President Jakowi has completed, including the tax amnesty scheme to bring back “hidden” offshore money for better use in various domestic investment projects. On the other hand, our concern is that earnings of the leading Japanese exporters may slow if the current strong yen continues. Fortunately or unfortunately, as the yen is regarded as a safe haven for global investors, a more prolonged impact on earnings may persist unless we see a meaningful pickup in the global economy soon.

40	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.0%

	Shares	Value
JAPAN: 41.7%
M3, Inc.	966,900	$33,744,795
Sysmex Corp.	445,100	30,648,907
Kakaku.com, Inc.	1,183,400	23,513,785
ORIX Corp.	1,647,100	21,314,242
Start Today Co., Ltd.	336,600	17,792,230
Pigeon Corp.	544,900	16,289,493
Nidec Corp.	178,600	13,595,572
Glory, Ltd.	480,100	13,063,314
CYBERDYNE, Inc.[b]	577,600	13,019,335
Benefit One, Inc.	433,800	12,989,524
Ariake Japan Co., Ltd.	201,700	12,008,390
Rinnai Corp.	132,100	11,672,757
Calbee, Inc.	263,500	11,023,770
Nitto Denko Corp.	171,400	10,872,623
Komatsu, Ltd.	559,800	9,724,665
TechnoPro Holdings, Inc.	257,800	8,027,473
Daiken Medical Co., Ltd.	911,500	6,932,742
Seven & I Holdings Co., Ltd.	165,200	6,926,524
Nitori Holdings Co., Ltd.	52,400	6,355,286
FANUC Corp.	29,600	4,815,128

Total Japan		284,330,555

INDONESIA: 12.4%
PT Astra International	43,107,700	24,302,476
PT Bank Rakyat Indonesia Persero	29,535,100	24,302,430
PT Indofood CBP Sukses Makmur	11,787,000	15,495,313
PT Ace Hardware Indonesia	191,978,200	13,494,088
PT Arwana Citramulia	145,017,700	6,717,581

Total Indonesia		84,311,888

INDIA: 11.9%
Emami, Ltd.	1,551,001	25,353,134
HDFC Bank, Ltd.	1,102,893	19,283,686
ITC, Ltd.	2,970,516	16,263,249
Lupin, Ltd.	635,783	14,545,036
Sun Pharmaceutical Industries, Ltd.	516,143	5,852,226

Total India		81,297,331

CHINA/HONG KONG: 10.8%
Shenzhou International Group Holdings, Ltd.	4,792,000	23,172,515
Baidu, Inc. ADR[b]	139,000	22,955,850
China Lodging Group, Ltd. ADS	245,900	8,958,137
JD.com, Inc. ADR[b]	288,700	6,129,101
Autohome, Inc. ADR[b]	202,400	4,070,264
Alibaba Group Holding, Ltd. ADR[b]	45,100	3,586,803
Shanghai Haohai Biological Technology Co., Ltd. H Shares	734,500	3,421,853
Luk Fook Holdings International, Ltd.	551,000	1,218,017

Total China/Hong Kong		73,512,540

PHILIPPINES: 5.3%
Vista Land & Lifescapes, Inc.	117,224,100	13,381,417
Jollibee Foods Corp.	2,007,890	10,355,279
Universal Robina Corp.	1,483,980	6,581,758
Emperador, Inc.	37,942,500	5,836,458

Total Philippines		36,154,912

	Shares	Value
AUSTRALIA: 4.1%
CSL, Ltd.	181,525	$15,308,490
Oil Search, Ltd.	2,481,915	12,532,611

Total Australia		27,841,101

SRI LANKA: 2.8%
Sampath Bank PLC	8,111,192	12,718,862
Lanka Orix Leasing Co. PLC[b]	12,121,473	6,510,212

Total Sri Lanka		19,229,074

VIETNAM: 2.0%
Vietnam Dairy Products JSC	2,164,300	13,688,996

Total Vietnam		13,688,996

BANGLADESH: 1.9%
Square Pharmaceuticals, Ltd.	3,736,958	12,679,036

Total Bangladesh		12,679,036

SOUTH KOREA: 1.1%
Orion Corp.	9,402	7,717,395

Total South Korea		7,717,395

PAKISTAN: 1.1%
Habib Bank, Ltd.	4,001,000	7,561,765

Total Pakistan		7,561,765

THAILAND: 1.1%
Major Cineplex Group Public Co., Ltd.	7,714,400	7,266,624

Total Thailand		7,266,624

TAIWAN: 0.9%
St. Shine Optical Co., Ltd.	173,000	3,909,475
Sinmag Equipment Corp.	691,674	2,303,303

Total Taiwan		6,212,778

MALAYSIA: 0.9%
7-Eleven Malaysia Holdings BHD	17,944,600	6,038,837

Total Malaysia		6,038,837

TOTAL INVESTMENTS: 98.0%		667,842,832
(Cost $514,779,514c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		13,957,879

NET ASSETS: 100.0%		$681,800,711

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $514,779,514 and net unrealized appreciation consists of:

Gross unrealized appreciation	$189,223,311
Gross unrealized depreciation	(36,159,993)

Net unrealized appreciation	$153,063,318

ADR	American Depositary Receipt

ADS	American Depositary Share

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	41

PORTFOLIO MANAGERS
Sharat Shroff, CFA
Lead Manager
Rahul Gupta
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$24.49	$24.49
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.91%
After Fee Waiver and Reimbursement[2]	1.07%	0.89%
Portfolio Statistics
Total # of Positions		64
Net Assets		$7.0 billion
Weighted Average Market Cap		$31.9 billion
Portfolio Turnover[3]		12.56%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Pacific Tiger Fund returned 4.04% (Investor Class) and 4.12% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 2.32%. For the quarter ending June 30, the Fund returned 3.82% (Investor) and 3.86% (Institutional Class) while its benchmark returned 0.51%.

Market Environment:

Since the start of the year, capital markets in Asia have battled concerns ranging from capital outflows from China and the impact of a rising U.S. dollar on Asian economies, to the more recent political developments in the U.K. and Europe. Following a rocky start, a partial recovery in Asian equities was led by large-cap stocks primarily in countries like Taiwan and South Korea. However, the potential negative impact from Brexit on global trade and financing flows may continue to weigh on the Asian region in the near term.

In spite of the variety of challenges during the first six months of the year Asia markets finished the period modestly higher, although that masks a wide divergence between country specific indices. Cyclical stocks bounced in a reflex rally toward the end of the first quarter, but then weakened again in the second quarter. Domestic mainland markets in China experienced the sharpest declines, while Thailand was one of the better performers.

Performance Contributors and Detractors:

Divergences across Asia markets continued in the second quarter, with well-capitalized, well-run businesses outperforming during the period. Consequently, stock selection was a key contributor to performance in the second quarter as reflected in our allocation to good, quality companies, including Central Pattana, a well-capitalized mall operator in Thailand and the best performer during the quarter. Central Pattana continues to deliver strong performance on the back of its solid business model. Genting, a gaming company in Malaysia, outperformed in the first quarter, although that reversed somewhat in the second quarter as earnings were soft given weakness in the gaming environment. Baidu, the leading search engine in China, was the largest detractor from performance in the second quarter, as it came under regulatory scrutiny due to issues in their health care business. Cleanup of this part of this business has affected near-term earnings, hence weakness in their stock price. Baidu has been in this predicament before but has shown they can clean up and improve their systems and sales processes. We expect a similar outcome in due course of time.

By country, India and South Korea were positive contributors to performance in the second quarter, largely reflecting a technical rebound following weakness seen in the first quarter.

Notable Portfolio Changes:

We continue to take advantage of volatility in markets by rotating capital away from our investments where valuations have become expensive to businesses that are more reasonably priced. In aggregate, this has resulted in shifting some of our allocation away from South Korea into China. In addition, we have deployed capital in India following weakness in specific stocks which we have been following.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

42	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	3.82%	4.04%	-5.04%	6.57%	4.34%	9.19%	8.51%		9/12/94
Institutional Class (MIPTX)	3.86%	4.12%	-4.85%	6.77%	4.51%	n.a.	4.68%		10/29/10
MSCI AC Asia ex Japan Index[4]	0.51%	2.32%	-11.72%	2.36%	0.34%	5.92%	3.53%	[5]
Lipper Pacific ex Japan Funds Category Average[6]	1.49%	2.44%	-7.73%	2.81%	0.84%	5.79%	4.46%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	Calculated from 8/31/94.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[7]
	Sector	Country	% of Net Assets
Central Pattana Public Co., Ltd.	Financials	Thailand	3.2%
Kotak Mahindra Bank, Ltd.	Financials	India	2.7%
Dongbu Insurance Co., Ltd.	Financials	South Korea	2.7%
Naver Corp.	Information Technology	South Korea	2.7%
Baidu, Inc. ADR	Information Technology	China/Hong Kong	2.7%
Tata Power Co., Ltd.	Utilities	India	2.6%
DKSH Holding, Ltd.	Industrials	Switzerland	2.6%
Sinopharm Group Co., Ltd.	Health Care	China/Hong Kong	2.5%
Vietnam Dairy Products JSC	Consumer Staples	Vietnam	2.5%
President Chain Store Corp.	Consumer Staples	Taiwan	2.4%
% OF ASSETS IN TOP TEN			26.6%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	43

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	28.9
India	20.0
South Korea	15.0
Indonesia	6.7
Taiwan	6.1
Thailand	5.6
Malaysia	3.9
Philippines	3.1
Switzerland	2.6
Vietnam	2.5
United States	1.2
Singapore	0.2
Cash and Other Assets, Less Liabilities	4.2

SECTOR ALLOCATION (%)[9]
Financials	25.4
Consumer Staples	20.5
Information Technology	17.2
Health Care	8.5
Consumer Discretionary	8.1
Utilities	5.4
Industrials	5.1
Telecommunication Services	4.1
Materials	1.5
Cash and Other Assets, Less Liabilities	4.2

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	25.5
Large Cap ($10B–$25B)	25.9
Mid Cap ($3B–10B)	35.6
Small Cap (under $3B)	8.8
Cash and Other Assets, Less Liabilities	4.2

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

For a change, the Asian region, more specifically the Chinese economy, is not driving the rise in global economic uncertainty. While the next steps and the fallout from Britain’s decision to leave the European Union remain uncertain, the outlook for domestic demand in Asia is much more easily understood. For the past two to three years, consumption has supported domestic demand, while investment activity has been grinding lower across many parts of Asia. However, it is also worth noting that in countries like Thailand and Malaysia, household debt has continued to expand in the past few years, and the tepid outlook for income growth suggests consumption growth may not be as supportive as in the recent past. Yet there are other countries such as India, Indonesia, and the Philippines where the outlook for income growth and household debt is not overly constraining to continued growth in private consumption.

That being said, policymakers and central bankers realize the need to boost investment growth, which has led to vigorous rate cuts in economies like Indonesia and hopes for greater fiscal support in other countries like India. The purest driver of investment activity is, however, continued emphasis on structural reforms to boost productivity and ease the cost of doing business in any given country. In this regard, progress has been slow and uneven, whether it is reform for state-owned enterprises (SOE) in China or easing land and labor regulations in India and Indonesia. Nonetheless, these are issues that are well defined and are being gradually addressed. We believe there is an opportunity for Asian businesses and policymakers to clearly set themselves apart from the uncertainty that might impact economic activity globally.

44	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.7%

	Shares	Value
CHINA/HONG KONG: 28.9%
Baidu, Inc. ADR[b]	1,131,800	$186,916,770
Sinopharm Group Co., Ltd. H Shares	36,984,400	177,661,557
Hengan International Group Co., Ltd.	16,483,500	138,061,439
China Mobile, Ltd. ADR	2,380,026	137,803,505
Ping An Insurance Group Co. of China, Ltd. H Shares	30,743,000	136,212,247
Tencent Holdings, Ltd.	5,886,500	135,034,387
AIA Group, Ltd.	20,140,800	121,121,233
China Resources Land, Ltd.	47,814,000	112,671,271
China Resources Beer Holdings Co., Ltd.	50,502,000	110,384,453
Dairy Farm International Holdings, Ltd.	15,454,946	104,329,695
Alibaba Group Holding, Ltd. ADR[b]	1,291,700	102,728,901
Yum! Brands, Inc.	1,174,410	97,382,077
Lenovo Group, Ltd.	147,394,000	89,591,124
Fuyao Glass Industry Group Co., Ltd. H Shares†	34,836,000	81,071,770
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	32,078,874	80,364,576
Hong Kong Exchanges and Clearing, Ltd.	2,603,000	63,423,571
Tasly Pharmaceutical Group Co., Ltd. A Shares	10,220,127	55,025,483
Hang Lung Group, Ltd.	12,815,000	38,609,241
Swire Pacific, Ltd. A Share Class	2,813,000	31,790,373
China Vanke Co., Ltd. H Shares	8,305,504	16,401,804
Qinqin Foodstuffs Group Cayman Co., Ltd.[b,c]	3,296,700	4,674,302

Total China/Hong Kong		2,021,259,779

INDIA: 20.0%
Kotak Mahindra Bank, Ltd.	16,873,409	191,387,614
Tata Power Co., Ltd.†	165,620,436	180,343,321
Titan Co., Ltd.	24,797,915	149,562,223
Sun Pharmaceutical Industries, Ltd.	12,078,258	136,947,885
GAIL India, Ltd.	22,282,108	127,515,997
Container Corp. of India, Ltd.	5,471,996	116,225,924
HDFC Bank, Ltd.	6,223,409	108,814,059
ITC, Ltd.	18,735,000	102,572,067
Dabur India, Ltd.	21,117,482	96,730,442
Housing Development Finance Corp., Ltd.	4,935,685	91,954,500
Thermax, Ltd.	5,310,034	64,991,957
Just Dial, Ltd.	3,057,718	27,779,841

Total India		1,394,825,830

SOUTH KOREA: 15.0%
Dongbu Insurance Co., Ltd.	3,159,119	190,149,072
Naver Corp.	306,817	190,078,071
Orion Corp.	203,080	166,693,098
Amorepacific Corp.	415,972	156,817,048
Green Cross Corp.†	776,872	127,832,970
Samsung Electronics Co., Ltd.	101,105	125,911,241
Cheil Worldwide, Inc.†	6,154,297	90,836,833

Total South Korea		1,048,318,333

	Shares	Value
INDONESIA: 6.7%
PT Telekomunikasi Indonesia Persero	421,304,300	$128,180,055
PT Indofood CBP Sukses Makmur	95,761,300	125,888,804
PT Bank Central Asia	100,580,000	101,843,074
PT Perusahaan Gas Negara Persero	298,485,100	53,222,012
PT Astra International	66,745,900	37,628,790
PT Telekomunikasi Indonesia Persero ADR	364,070	22,375,742

Total Indonesia		469,138,477

TAIWAN: 6.1%
President Chain Store Corp.	21,486,608	167,882,525
Delta Electronics, Inc.	31,251,182	152,484,597
Synnex Technology International Corp.†	98,191,354	106,531,796

Total Taiwan		426,898,918

THAILAND: 5.6%
Central Pattana Public Co., Ltd.	131,488,800	224,049,663
The Siam Cement Public Co., Ltd.	7,522,950	102,202,369
Kasikornbank Public Co., Ltd.	13,427,700	65,204,322
Kasikornbank Public Co., Ltd. NVDR	150,000	728,393

Total Thailand		392,184,747

MALAYSIA: 3.8%
Genting BHD	52,881,000	107,713,344
IHH Healthcare BHD	47,676,300	78,051,241
Public Bank BHD	12,771,594	61,539,385
IHH Healthcare BHD	11,543,000	18,851,310

Total Malaysia		266,155,280

PHILIPPINES: 3.1%
GT Capital Holdings, Inc.	3,897,540	119,817,330
SM Prime Holdings, Inc.	164,670,771	96,201,023

Total Philippines		216,018,353

SWITZERLAND: 2.6%
DKSH Holding, Ltd.	2,738,062	179,364,422

Total Switzerland		179,364,422

VIETNAM: 2.5%
Vietnam Dairy Products JSC	27,859,837	176,210,878

Total Vietnam		176,210,878

UNITED STATES: 1.2%
Cognizant Technology Solutions Corp. Class Ab	1,457,600	83,433,024

Total United States		83,433,024

SINGAPORE: 0.2%
Hyflux, Ltd.	35,190,730	15,765,687

Total Singapore		15,765,687

TOTAL COMMON EQUITIES		6,689,573,728

(Cost $5,127,641,481)

matthewsasia.com | 800.789.ASIA	45

Matthews Pacific Tiger Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

WARRANTS: 0.1%

	Shares	Value
MALAYSIA: 0.1%
Genting BHD, expires 12/18/18	12,253,875	$4,680,880

Total Malaysia		4,680,880

TOTAL WARRANTS		4,680,880

(Cost $5,593,674)

TOTAL INVESTMENTS: 95.8%		6,694,254,608
(Cost $5,133,235,155d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.2%		290,311,721

NET ASSETS: 100.0%		$6,984,566,329

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Illiquid security, trading was halted at June 30, 2016.

d	Cost for federal income tax purposes is $5,135,313,671 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,054,174,333
Gross unrealized depreciation	(495,233,396)

Net unrealized appreciation	$1,558,940,937

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

46	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Vivek Tanneeru
Lead Manager
Winnie Chwang
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$9.10	$9.05
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	9.09%	8.90%
After Fee Waiver and Reimbursement[2]	1.44%	1.25%
Portfolio Statistics
Total # of Positions		56
Net Assets		$8.5 million
Weighted Average Market Cap		$13.0 billion
Portfolio Turnover[3]		21.72%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities of Asian companies.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Asia ESG Fund returned -1.41% (Investor Class) and -1.31% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 2.32%. For the quarter ending June 30, 2016, the Matthews Asia ESG Fund returned 1.22% (Investor Class) and 1.23% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index returned 0.51%.

Market Environment:

Volatile market conditions continued in the second quarter of 2016. As in the first quarter, the market saw a correction early on, followed by a strong recovery into the quarter-end, which enabled the MSCI AC Asia ex Japan Index to finish the quarter modestly higher. The shocking “Brexit” referendum result in the U.K. raised further questions about the long-term future of the European Union. The quarter also saw expectations about the pace and scale of a U.S. Federal Reserve rate hiking cycle dialed back significantly.

South East and South Asian equity markets performed well during the quarter (led by the Philippines and Indonesia), with the exception of Malaysia, which was the worst regional performer, in-part led by the Malaysian ringgit depreciation of 3%. North Asian markets such as South Korea also lagged. On the other hand, the Japanese yen appreciated significantly (by 9%) during the quarter given its perceived “safe haven” status.

Performance Contributors and Detractors:

During the second quarter, the portfolio’s overweight allocation in Japan was the biggest positive contributor to returns, while Thailand detracted most from performance due to adverse stock selection. In terms of sectors, consumer staples were the biggest positive contributors, while telecom services detracted the most from performance due to unfavorable security selection.

At the stock level, Japanese elderly daycare company Tsukui was the biggest contributor to Fund performance led by positive operational performance as well as strong guidance for the next fiscal year. Elderly daycare is a cost effective way to provide senior care in Japan compared to in-home care and assisted living, especially in an environment where the Japanese government is reigning in its ballooning health care budget.

iMarketKorea, a Korean procurement services company, was among the biggest detractors. iMarketKorea, counts Samsung Electronics as its largest client. Its guaranteed contract with Samsung expires at the end of 2016, and the market has growing concerns about the outlook for iMarketKorea’s business with Samsung from 2017 onwards. In an effort to reduce its exposure to Samsung, iMarketKorea has been growing its non-Samsung business and has also acquired related distribution businesses. Current valuations lead us to believe that the market has given zero value to iMarketKorea’s business with Samsung. While we recognize that some of that revenue is at risk when the contract between iMarketKorea and Samsung expires, it is unlikely that Samsung will move its procurement services in-house entirely, as it is a non-core, high volume and low value-add business for Samsung.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	47

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MASGX)	1.22%	-1.41%	-7.12%	-7.42%	4/30/15
Institutional Class (MISFX)	1.23%	-1.31%	-6.86%	-7.20%	4/30/15
MSCI AC Asia ex Japan Index[4]	0.51%	2.32%	-11.72%	-14.88%
Lipper Pacific Funds Category Average[5]	2.45%	2.49%	-6.50%	-8.23%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.2%
Lupin, Ltd.	Health Care	India	3.0%
MTR Corp., Ltd.	Industrials	China/Hong Kong	2.9%
Total Access Communication Public Co., Ltd. NVDR	Telecommunication Services	Thailand	2.7%
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	2.7%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	2.7%
CSPC Pharmaceutical Group, Ltd.	Health Care	China/Hong Kong	2.5%
Parkway Life REIT	Financials	Singapore	2.4%
Puregold Price Club, Inc.	Consumer Staples	Philippines	2.4%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	2.4%
% OF ASSETS IN TOP TEN			26.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

48	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

We added Grameenphone, the leading mobile telecom operator in Bangladesh to the portfolio during the quarter. Grameenphone is a joint venture between Telenor of Norway and the Grameen Foundation of Bangladesh. The firm has the largest market share and is the most profitable operator in the country. The Bangladeshi market is one of the few telecom growth markets left in Asia, with a subscriber penetration of only about 50%. The company has embraced an ESG focus and has excellent initiatives in CO2 emission reduction, rain water harvesting and e-waste recycling, or the recycling of electronic products. The company also has strong supply chain sustainability programs that focus on mitigation of supply chain risk, anti-corruption in the supply chain and health, safety, security and environment (HSSE) training. Grameenphone also has built strong community relations by championing online schooling and telemedicine initiatives, among others.

The Fund exited several small positions during the quarter, including those that had become smaller due to profit taking over a period of time.

Outlook:

The end to volatility is not in sight amid an uncertain impact of “Brexit” on the European Union, a soft macroeconomic environment in China and uncertainty surrounding the future of U.S. Federal Reserve rate hikes. But Asian consumers are increasingly focusing on products and services that have a positive environmental and social impact, while Asian governments and regulators are pushing companies to strive for better environmental and governance standards. Such a push provides an encouraging backdrop in which to pursue ESG-focused investing in Asia.

Market dislocations in Asia often present an opportunity to buy high-quality companies with best-in-class ESG attributes at reasonable prices. Therefore, we continue to remain excited about the prospects of identifying and engaging attractive investment opportunities that make a positive environmental, social and economic impact in Asia amid current volatility.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	19.2
India	15.1
Taiwan	13.0
Japan	9.1
South Korea	7.7
Singapore	4.9
Philippines	4.7
Pakistan	3.2
Thailand	2.7
Indonesia	2.7
Luxembourg	2.1
Sri Lanka	1.8
Bangladesh	1.8
Australia	0.7
Cash and Other Assets, Less Liabilities	11.3

SECTOR ALLOCATION (%)[8]
Health Care	20.1
Consumer Discretionary	12.8
Financials	12.6
Information Technology	11.4
Industrials	11.1
Consumer Staples	7.7
Telecommunication Services	6.7
Utilities	5.2
Materials	1.1
Cash and Other Assets, Less Liabilities	11.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	12.6
Large Cap ($10B-$25B)	13.1
Mid Cap ($3B-10B)	14.5
Small Cap (under $3B)	48.6
Cash and Other Assets, Less Liabilities	11.3

7	Not all countries are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	49

Matthews Asia ESG Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 88.7%

	Shares	Value
CHINA/HONG KONG: 19.2%
MTR Corp., Ltd.	49,000	$248,589
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	91,200	228,476
CSPC Pharmaceutical Group, Ltd.	240,000	214,431
JD.com, Inc. ADR[b]	9,600	203,808
AIA Group, Ltd.	31,000	186,425
Sino Biopharmaceutical, Ltd.	175,000	114,857
Guangdong Investment, Ltd.	70,000	106,861
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares	163,000	88,731
HKBN, Ltd.	83,500	88,070
China Conch Venture Holdings, Ltd.	44,000	87,496
Haier Electronics Group Co., Ltd.	50,000	76,396

Total China/Hong Kong		1,644,140

INDIA: 15.1%
Lupin, Ltd.	11,376	260,253
Bharti Infratel, Ltd.	34,237	175,433
Ipca Laboratories, Ltd.	23,560	171,063
Infosys, Ltd.	9,468	164,311
Bata India, Ltd.	18,523	150,424
Power Grid Corp. of India, Ltd.	55,328	133,961
Bharat Financial Inclusion, Ltd.[b]	8,274	91,130
Sanofi India, Ltd.	1,292	85,134
KPIT Technologies, Ltd.	20,027	54,868

Total India		1,286,577

TAIWAN: 13.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	54,000	272,144
Zhen Ding Technology Holding, Ltd.	64,000	115,813
Sitronix Technology Corp.	33,000	108,182
Phison Electronics Corp.	11,000	95,344
CHC Resources Corp.	53,000	95,328
KD Holding Corp.	17,000	94,590
Merida Industry Co., Ltd.	21,000	88,914
Greatek Electronics, Inc.	74,000	87,223
Sporton International, Inc.	15,077	78,129
Lumax International Corp., Ltd.	53,000	76,669

Total Taiwan		1,112,336

JAPAN: 9.1%
Tsukui Corp.	9,600	170,131
Daikin Industries, Ltd.	1,800	151,281
Hoya Corp.	3,300	117,863
Nihon Housing Co., Ltd.	3,400	108,323
Koito Manufacturing Co., Ltd.	1,800	82,880
Nakanishi, Inc.	2,500	73,597
Ain Holdings, Inc.	900	69,810

Total Japan		773,885

	Shares	Value
SOUTH KOREA: 7.7%
KT Skylife Co., Ltd.	13,593	$192,171
DGB Financial Group, Inc.	18,126	137,256
Hanon Systems	13,187	120,687
iMarketKorea, Inc.	11,769	119,240
Samjin Pharmaceutical Co., Ltd.	2,976	91,883

Total South Korea		661,237

SINGAPORE: 4.9%
Parkway Life REIT	115,700	208,158
Raffles Medical Group, Ltd.	111,900	125,657
Vicom, Ltd.	19,400	82,693

Total Singapore		416,508

PHILIPPINES: 4.7%
Puregold Price Club, Inc.	227,800	204,317
Energy Development Corp.	1,706,700	201,432

Total Philippines		405,749

PAKISTAN: 3.2%
Abbott Laboratories Pakistan, Ltd.	22,300	161,331
Bank Alfalah, Ltd.	470,000	114,773

Total Pakistan		276,104

THAILAND: 2.7%
Total Access Communication Public Co., Ltd. NVDR	251,200	231,188

Total Thailand		231,188

INDONESIA: 2.7%
PT Bank Rakyat Indonesia Persero	275,700	226,855

Total Indonesia		226,855

LUXEMBOURG: 2.1%
L’Occitane International SA	85,750	175,639

Total Luxembourg		175,639

SRI LANKA: 1.8%
Nestle Lanka PLC	9,551	157,380

Total Sri Lanka		157,380

BANGLADESH: 1.8%
GrameenPhone, Ltd.	25,041	81,377
Square Pharmaceuticals, Ltd.	20,853	70,751

Total Bangladesh		152,128

AUSTRALIA: 0.7%
Ansell, Ltd.	4,505	61,656

Total Australia		61,656

TOTAL INVESTMENTS: 88.7%		7,581,382
(Cost $7,576,334c)

50	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

Value
CASH AND OTHER ASSETS, LESS LIABILITIES: 11.3%	$962,411

NET ASSETS: 100.0%	$8,543,793

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $7,590,946 and net unrealized depreciation consists of:

Gross unrealized appreciation	$614,975
Gross unrealized depreciation	(624,539)

Net unrealized depreciation	($9,564)

ADR	American Depositary Receipt

NVDR	Non-voting Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	51

PORTFOLIO MANAGERS*
Taizo Ishida	Robert Harvey, CFA
Lead Manager	Lead Manager

* Effective April 29, 2016 Robert Harvey became a Lead Manager of this Fund.

FUND FACTS
	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$12.47	$12.51
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.75%	1.57%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		61
Net Assets		$151.5 million
Weighted Average Market Cap		$1.7 billion
Portfolio Turnover[3]		12.14%
Benchmark
MSCI Emerging Markets Asia Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Once fully invested and under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Emerging Asia Fund returned 10.65% (Investor Class) and 10.81% (Institutional Class) while its benchmark, the MSCI Emerging Markets Asia Index, returned 2.42%. For the quarter ending June 30, the Fund returned 11.04% (Investor Class) and 11.10% (Institutional Class) while its benchmark returned 0.44%.

Market Environment:

Equity markets continued to focus on the challenges weighing on global economic growth in the second quarter. Markets also digested the British decision to exit the European Union, initially falling sharply but both emerging and developed markets recovered relatively quickly afterwards. Asian and global emerging market indices spent most of the quarter in negative territory but rose to close the quarter marginally positive. Commodity prices broadly rose during the period—a mixed blessing for Asian emerging markets—but we have seen weakness, especially in the energy sector, which is mostly positive for our economies post quarter.

Performance Contributors and Detractors:

The top markets that contributed to Fund performance in the second quarter were Vietnam, Pakistan and Bangladesh. Vietnam was the largest contributor to performance, driven by Phu Nhuan Jewelry, Vinh Hoan and Mobile World Investment. Investor sentiment toward Vietnam has continued to improve as prospects for strong GDP growth remain intact. The Searle Company in Pakistan was again a strong contributor to Fund performance on expectations of strong earnings growth, as well as new interest in the market following the MSCI’s announcement to reclassify the MSCI Pakistan Index from frontier to emerging markets at next year’s rebalancing.

Among the largest detractors of performance were National Foods of Pakistan, China’s Shenzhou International Group and Expolanka Holdings of Sri Lanka. National Foods declined as the company had become a bit expensive and corrected off this high base. Shenzhou International and Expolanka suffered on expectations of weaker global trade post the Brexit vote. We remain positive because we are long-term investors and the opportunity has not changed for these companies.

Please note we continue to focus our attention on a bottom-up, fundamental approach, building the portfolio one company at a time in Asia’s smaller but more rapidly developing economies with minimal regard for the backward-looking index.

Notable Portfolio Changes:

In the first quarter, we increased our portfolio weighting in Vietnam, and this change helped contribute to the solid performance in the second quarter. We did not make a material change in the portfolio in the second quarter, but sold out of Universal Robina as valuations were a bit rich. We also sold our residual holdings in CIMC Enric Holdings following disappointing earnings and a shift in its focus on bigger project-based contracts. We also sold our small position in Multi Commodity Exchange of India, as the company faces higher competition and disappointing execution to date. Most recently, we added to some of our weaker performing portfolio names as valuations became more attractive.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

52	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MEASX)	11.04%	10.65%	8.10%	10.04%	7.51%	4/30/13
Institutional Class (MIASX)	11.10%	10.81%	8.32%	10.30%	7.75%	4/30/13
MSCI Emerging Markets Asia Index[4]	0.44%	2.42%	-11.88%	2.19%	-0.10%
Lipper Emerging Markets Funds Category Average[5]	2.11%	6.24%	-10.14%	-1.62%	-4.22%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Phu Nhuan Jewelry JSC	Consumer Discretionary	Vietnam	4.0%
Vinh Hoan Corp.	Consumer Staples	Vietnam	3.3%
The Searle Company, Ltd.	Health Care	Pakistan	3.3%
BRAC Bank, Ltd.	Financials	Bangladesh	3.1%
Tien Phong Plastic JSC	Industrials	Vietnam	3.0%
National Seed JSC	Consumer Staples	Vietnam	2.9%
British American Tobacco Bangladesh Co., Ltd.	Consumer Staples	Bangladesh	2.7%
Sampath Bank PLC	Financials	Sri Lanka	2.5%
PT Gudang Garam	Consumer Staples	Indonesia	2.5%
Puregold Price Club, Inc.	Consumer Staples	Philippines	2.4%
% OF ASSETS IN TOP TEN			29.7%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	53

COUNTRY ALLOCATION (%)[7,8]
Vietnam	20.7
Pakistan	18.7
Bangladesh	14.3
India	10.2
Indonesia	8.6
Sri Lanka	7.3
China/Hong Kong	5.7
Philippines	4.1
Singapore	1.5
Thailand	1.1
Australia	0.8
Cash and Other Assets, Less Liabilities	7.0

SECTOR ALLOCATION (%)[8]
Consumer Staples	24.7
Financials	18.0
Consumer Discretionary	17.8
Health Care	12.3
Industrials	9.1
Materials	4.9
Energy	2.9
Utilities	2.3
Information Technology	1.0
Cash and Other Assets, Less Liabilities	7.0

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	3.3
Mid Cap ($3B–10B)	8.4
Small Cap (under $3B)	81.3
Cash and Other Assets, Less Liabilities	7.0

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

In the shorter term, the outlook is always clouded by the changeable sentiment of international investors. In the medium term, high debt levels globally remain a concern and a headwind to growth. We are also concerned about the potential impact of ongoing tensions in the Middle East on oil prices. A prolonged disruption to oil supply could lead to a sharp and sustained recovery in oil prices, which would negatively impact emerging Asian economies.

Looking ahead, political noise in the emerging and frontier Asian region has mostly subsided which, we believe, creates a foundation conducive for stability and growth. Foreign direct investments may continue to shift toward ASEAN and frontier countries, create new manufacturing jobs, receive growing remittance flows and grow their share of global exports off a low base. We believe these factors combined should help ensure a relatively bright future for patient investors.

54	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.0%

	Shares	Value
VIETNAM: 20.7%
Phu Nhuan Jewelry JSC	1,734,543	$5,988,155
Vinh Hoan Corp.	2,486,550	5,068,322
Tien Phong Plastic JSC	1,551,020	4,575,732
National Seed JSC†	979,585	4,391,970
Mobile World Investment Corp.	510,227	2,819,976
Lix Detergent JSC	592,870	2,504,853
DHG Pharmaceutical JSC	436,320	2,014,928
Dinh Vu Port Investment & Development JSC	517,550	1,764,383
Nam Long Investment Corp.	1,386,590	1,398,588
Saigon Securities, Inc.[b]	820,828	767,970

Total Vietnam		31,294,877

PAKISTAN: 18.7%
The Searle Company, Ltd.	984,068	5,056,003
K-Electric, Ltd.[b]	44,917,000	3,462,599
Pakistan Petroleum, Ltd.	2,127,300	3,161,707
Shifa International Hospitals, Ltd.	970,351	2,791,689
PAK Suzuki Motor Co., Ltd.	727,400	2,658,209
Habib Bank, Ltd.	1,370,900	2,590,958
Abbott Laboratories Pakistan, Ltd.	282,750	2,045,574
ICI Pakistan, Ltd.	451,900	1,920,586
GlaxoSmithKline Pakistan, Ltd.	910,940	1,806,037
Hum Network, Ltd.	13,501,000	1,325,473
National Foods, Ltd.	429,700	1,153,795
GlaxoSmithKline Consumer Healthcare Pakistan, Ltd.[c]	273,282	272,577

Total Pakistan		28,245,207

BANGLADESH: 14.3%
BRAC Bank, Ltd.	6,956,565	4,715,728
British American Tobacco Bangladesh Co., Ltd.	116,199	4,017,606
Square Pharmaceuticals, Ltd.	1,021,126	3,464,554
Olympic Industries, Ltd.	626,747	2,761,285
Marico Bangladesh, Ltd.	158,867	2,594,372
United Commercial Bank, Ltd.	9,499,996	2,034,754
Berger Paints Bangladesh, Ltd.	69,450	1,978,884

Total Bangladesh		21,567,183

INDIA: 10.2%
PC Jeweller, Ltd.	624,806	3,584,598
Supreme Industries, Ltd.	178,934	2,426,033
Praj Industries, Ltd.	1,679,488	2,361,525
Info Edge India, Ltd.	124,174	1,523,941
Shriram Transport Finance Co., Ltd.	83,544	1,493,956
VST Industries, Ltd.	49,694	1,254,678
Cipla India, Ltd.	153,551	1,142,867
Shalimar Paints, Ltd.[b]	525,830	1,053,332
Balkrishna Industries, Ltd.	63,807	626,915

Total India		15,467,845

INDONESIA: 8.6%
PT Gudang Garam	712,800	3,729,502
PT Matahari Department Store	1,933,600	2,947,017
PT Mayora Indah	872,800	2,572,985
PT Bank Mandiri Persero	1,819,200	1,316,473
PT Sumber Alfaria Trijaya	28,307,700	1,290,606
PT Indofood CBP Sukses Makmur	895,800	1,177,628

Total Indonesia		13,034,211

	Shares	Value
SRI LANKA: 7.3%
Sampath Bank PLC	2,457,411	$3,853,376
National Development Bank PLC	3,085,185	3,587,478
Expolanka Holdings PLC	38,766,072	1,734,995
Hemas Holdings PLC	2,203,512	1,307,429
Ceylinco Insurance Co. PLC	31,393	310,244
Lanka Orix Leasing Co. PLC[b]	573,466	307,998

Total Sri Lanka		11,101,520

CHINA/HONG KONG: 5.7%
Shenzhou International Group Holdings, Ltd.	701,000	3,389,802
Luk Fook Holdings International, Ltd.	1,113,000	2,460,350
Future Bright Holdings, Ltd.	12,924,000	1,238,661
Red Star Macalline Group Corp., Ltd. H Shares	1,131,400	1,233,241
The 13 Holdings, Ltd.[b]	840,000	293,902

Total China/Hong Kong		8,615,956

PHILIPPINES: 4.1%
Puregold Price Club, Inc.	4,072,300	3,652,505
Vista Land & Lifescapes, Inc.	12,519,100	1,429,086
Emperador, Inc.	7,631,300	1,173,875

Total Philippines		6,255,466

SINGAPORE: 1.5%
Yoma Strategic Holdings, Ltd.[b]	5,491,766	2,304,353

Total Singapore		2,304,353

THAILAND: 1.1%
SNC Former Public Co., Ltd.	4,002,800	1,713,439

Total Thailand		1,713,439

AUSTRALIA: 0.8%
Oil Search, Ltd.	250,662	1,265,736

Total Australia		1,265,736

TOTAL INVESTMENTS: 93.0%		140,865,793
(Cost $126,732,477d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 7.0%		10,593,537

NET ASSETS: 100.0%		$151,459,330

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Illiquid security, trading was halted at June 30, 2016.

d	Cost for federal income tax purposes is $126,732,477 and net unrealized appreciation consists of:

Gross unrealized appreciation	$26,202,311
Gross unrealized depreciation	(12,068,995)

Net unrealized appreciation	$14,133,316

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	55

PORTFOLIO MANAGERS*
Michael J. Oh, CFA
Lead Manager
Lydia So, CFA	Robert Harvey, CFA
Co-Manager	Co-Manager

* Effective April 29, 2016 Robert Harvey became a Co-Manager of this Fund.

FUND FACTS
	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$11.73	$11.76
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.97%
Portfolio Statistics
Total # of Positions		48
Net Assets		$145.5 million
Weighted Average Market Cap		$37.3 billion
Portfolio Turnover[2]		72.85%
Benchmark
MSCI AC Asia ex Japan Index‡
MSCI AC Asia Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund†

Portfolio Manager Commentary (unaudited)

For the first half of 2016, the Matthews Asia Innovators Fund returned –4.79% (Investor Class) and –4.70%, (Institutional Class), underperforming its primary benchmark, the MSCI All Country Asia ex Japan Index, which returned 2.32%, and its secondary benchmark, the MSCI All Country Asia Index, which returned –1.41%. For the quarter ending June 30, the Fund returned 1.73% (Investor Class) and 1.82% (Institutional Class), while its benchmarks returned 0.51% and 0.78%, respectively.

Market Environment:

The overall market continued to recover from global macroeconomic uncertainties as most markets showed positive returns with the exception of China’s mainland markets. Sentiment toward China remained weak during the first half of the year as most economic data continued to point toward a slowing economy. Southeast Asian markets, in particular, showed decent performance during the first half of the year. The unexpected result from Britain’s referendum to leave the European Union caused volatility during the second quarter, but most Asian markets remained relatively calm. We expect further volatility in the global economy to result from the uncertainty caused by Brexit. However, we believe that Asia’s domestically oriented companies have been relatively unscathed, with the exception of some exporters who may experience more volatility.

As of April 29, 2016, the Fund expanded its investable universe to apply the same investment strategy and philosophy across all sectors and industries in Asia, while retaining a 25% concentration in industries such as Internet, technology and health care. The investment team believes that this change can provide better diversification and enable shareholders to participate in a broader set of innovative companies that stand to benefit from rising disposable income and changing lifestyles in Asia. The focus of the Fund remains on the innovative firms that are rising and cross-pollinating across many industries in the region.

Performance Contributors and Detractors:

LG Household and Health Care was the best-performing company during the first half of the year. The company has been benefiting from the rising popularity of Korean cosmetics in overseas markets, primarily China. The company has built a solid cosmetics brand portfolio and its other personal health care products are also well-positioned to benefit as consumers in Asia continue to trade up to higher quality brands.

By country, Indonesia was the biggest contributor to Fund performance during the first six months of the year while China was the biggest detractor. Indonesia’s Media Nusantara Citra, one of Indonesia’s biggest media companies, and Telekomunikasi Indonesia Persero also performed well as both companies are well-positioned to benefit from consumption growth in Indonesia.

Chinese Internet companies in general underperformed during the first half of the year and were the main detractors of Fund performance. The concern over a slowing Chinese economy is also spilling over to China’s Internet industry. The sector performed very well over the last three years and contributed significantly to Fund performance despite a slowing Chinese economy. However, we expect the overall growth rate to moderate going forward as smartphone penetration in major cities has mostly peaked. As a result, we reduced our exposure to Chinese Internet companies and mostly reallocated capital to Southeast Asia.

†	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

(continued)

‡	Effective on April 29, 2016, the Matthews Asia Innovators Fund changed its primary benchmark to the Matthews AC Asia Ex Japan Index and its secondary index became the MSCI AC Asia Index.
1	Prospectus expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

56	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	1.73%	-4.79%	-8.52%	11.37%	6.80%	7.61%	2.30%		12/27/1999
Institutional Class (MITEX)	1.82%	-4.70%	-8.37%	11.56%	n.a.	n.a.	10.33%		4/30/2013
MSCI AC Asia ex Japan Index[3]	0.51%	2.32%	-11.72%	2.36%	0.34%	5.92%	5.26%	[4]
MSCI AC Asia Index[3]	0.78%	-1.41%	-10.16%	2.69%	2.25%	2.43%	1.61%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	1.49%	2.44%	-7.73%	2.81%	0.84%	5.79%	6.02%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition. Effective on April 29, 2016, the Matthews Asia Innovators Fund changed its primary benchmark to the Matthews AC Asia Ex Japan Index and its secondary index became the MSCI AC Asia Index.

4	Calculated from 12/31/99.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	South Korea	4.4%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	4.1%
Ctrip.com International, Ltd.	Consumer Discretionary	China/Hong Kong	4.0%
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	3.6%
Info Edge India, Ltd.	Information Technology	India	3.0%
Baidu, Inc.	Information Technology	China/Hong Kong	2.9%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	2.9%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	2.8%
China Mobile, Ltd.	Telecommunication Services	China/Hong Kong	2.6%
Naver Corp.	Information Technology	South Korea	2.6%
% OF ASSETS IN TOP TEN			32.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	57

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	30.0
South Korea	25.1
Taiwan	9.4
India	9.3
Indonesia	8.6
Singapore	5.7
Thailand	3.6
United States	1.8
Vietnam	1.4
Philippines	1.4
Cash and Other Assets, Less Liabilities	3.7

SECTOR ALLOCATION (%)[8]
Information Technology	29.7
Consumer Discretionary	18.0
Health Care	13.4
Consumer Staples	11.6
Telecommunication Services	10.6
Financials	8.4
Industrials	2.6
Materials	2.0
Cash and Other Assets, Less Liabilities	3.7

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	27.4
Large Cap ($10B-$25B)	25.1
Mid Cap ($3B-10B)	9.9
Small Cap (under $3B)	33.9
Cash and Other Assets, Less Liabilities	3.7

7	Not all countries are included in the benchmark index(es).

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited) (continued)

iMarketKorea was another detractor to Fund performance during the first half of the year. iMarketKorea provides procurement services for office and health care products of companies based in Korea. Uncertainty surrounding iMarketKorea’s biggest clients, with contracts expiring soon, caused the stock to fall. We exited this holding during the second quarter.

Notable Portfolio Changes:

During the second quarter, we reduced our weighting in Baidu significantly. Its stock has performed very well for us since we first invested in the company during its initial public offering in 2005 and has been a top contributor to Fund performance on a three-year and five-year basis. Baidu has become China’s dominant search engine, and has continued to lead the search industry in both the PC and newer mobile spaces. However, the company is increasingly facing regulatory pressure from the government and has missed some new emerging opportunities in the online-to-offline space compared with other leading Internet companies in China. Nevertheless, Baidu remains a core holding in the portfolio given its attractive valuation level. We believe its dominance in the search industry is still likely to be sustained.

The Fund added to its financials sector holdings, particularly within Southeast Asian firms that have done well to adopt mobile and Internet banking applications. We expect more financial services to move online and companies that can adapt to mobile and Internet banking space are more likely to gain market share.

Outlook:

As the Asian region has continued to grow and develop significantly, we have come to see innovation in businesses outside of the traditional science and technology industries. Over time, the portfolio’s composition has, in some respects, come to reflect this change, with companies generating revenue from innovative services and products beyond the science and technology sectors represented in the portfolio. This led us to change the name of the Matthews Asia Science and Technology Fund to the Matthews Asia Innovators Fund. We will continue to seek companies that, we believe, demonstrate an innovative approach to their businesses while still focusing on the Internet, technology and health care sectors. This can be in the types of products or services they provide or in the way a business is managed or the technology used. Within that framework, we will try to identify companies with sustainable competitive advantages, capable and committed management and strong financials that stand to benefit from rising disposable income in Asia.

We believe that the region may continue to experience volatility following the Brexit vote. However, domestically oriented companies in Asia should be more immune to global macro uncertainties, and we will continue to emphasize the various consumer services industries in which we are seeing the most innovative companies advance.

58	MATTHEWS ASIA FUNDS

Matthews Asia Innovators Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 85.8%

	Shares	Value
CHINA/HONG KONG: 30.0%
Ctrip.com International, Ltd. ADR[b]	141,900	$5,846,280
Tencent Holdings, Ltd.	230,700	5,292,183
Baidu, Inc. ADR[b]	25,900	4,277,385
JD.com, Inc. ADR[b]	193,800	4,114,374
China Mobile, Ltd.	332,500	3,841,777
NetEase, Inc. ADR	18,400	3,555,248
China Biologic Products, Inc.[b]	26,300	2,796,216
PICC Property & Casualty Co., Ltd. H Shares	1,770,000	2,790,660
CITIC Telecom International Holdings, Ltd.	6,390,000	2,416,063
CSPC Pharmaceutical Group, Ltd.	2,682,000	2,396,269
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	3,760,000	2,154,553
Jiangsu Hengrui Medicine Co., Ltd. A Shares	341,145	2,060,752
Zhaopin, Ltd. ADR[b]	141,763	2,059,816

Total China/Hong Kong		43,601,576

SOUTH KOREA: 14.6%
Naver Corp.	6,135	3,800,731
BGF Retail Co., Ltd.	17,072	3,178,716
Hana Tour Service, Inc.	42,361	3,090,775
Hugel, Inc.[b]	9,915	2,750,337
Kiwoom Securities Co., Ltd.	37,987	2,377,119
Samsung Fire & Marine Insurance Co., Ltd.	10,231	2,349,856
Innocean Worldwide, Inc.	30,112	2,132,447
Orion Corp.	1,830	1,502,109

Total South Korea		21,182,090

TAIWAN: 9.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	684,000	3,447,153
PChome Online, Inc.	277,525	3,076,285
Delta Electronics, Inc.	581,511	2,837,380
Ennoconn Corp.	181,000	2,432,245
Ginko International Co., Ltd.	187,000	1,953,688

Total Taiwan		13,746,751

INDIA: 9.3%
Info Edge India, Ltd.	358,398	4,398,484
Lupin, Ltd.	126,795	2,900,735
Bharti Infratel, Ltd.	478,543	2,452,085
Britannia Industries, Ltd.	49,840	2,041,711
Blue Dart Express, Ltd.	20,451	1,808,244

Total India		13,601,259

INDONESIA: 8.6%
PT Media Nusantara Citra	17,798,000	2,985,928
PT Matahari Department Store	1,862,900	2,839,262
PT Bank Mandiri Persero	3,525,500	2,551,246
PT Telekomunikasi Indonesia Persero ADR	39,900	2,452,254
PT Sumber Alfaria Trijaya	38,218,200	1,742,446

Total Indonesia		12,571,136

SINGAPORE: 5.7%
Singapore Telecommunications, Ltd.	1,373,000	4,240,673
Raffles Medical Group, Ltd.	2,254,800	2,532,014
iFAST Corp., Ltd.	1,980,100	1,460,605

Total Singapore		8,233,292

	Shares	Value
THAILAND: 3.6%
Major Cineplex Group Public Co., Ltd.	3,261,900	$3,072,566
Kasikornbank Public Co., Ltd.	434,200	2,108,456

Total Thailand		5,181,022

UNITED STATES: 1.8%
Cognizant Technology Solutions Corp. Class Ab	46,500	2,661,660

Total United States		2,661,660

VIETNAM: 1.4%
Mobile World Investment Corp.	375,365	2,074,606

Total Vietnam		2,074,606

PHILIPPINES: 1.4%
Puregold Price Club, Inc.	2,282,900	2,047,566

Total Philippines		2,047,566

TOTAL COMMON EQUITIES		124,900,958

(Cost $102,842,423)

PREFERRED EQUITIES: 10.5%
SOUTH KOREA: 10.5%
LG Household & Health Care, Ltd., Pfd.	11,178	6,436,663
Samsung Electronics Co., Ltd., Pfd.	5,820	6,003,839
LG Chem, Ltd., Pfd.	17,091	2,852,934

Total South Korea		15,293,436

TOTAL PREFERRED EQUITIES		15,293,436

(Cost $11,960,539)

RIGHTS: 0.0%
TAIWAN: 0.0%
Ennoconn Corp., expires 7/12/16	9,163	12,921

TOTAL RIGHTS		12,921

(Cost $0)

TOTAL INVESTMENTS: 96.3%		140,207,315
(Cost $114,802,959c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.7%		5,330,758

NET ASSETS: 100.0%		$145,538,073

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $114,933,251 and net unrealized appreciation consists of:

Gross unrealized appreciation	$29,784,289
Gross unrealized depreciation	(4,510,225)

Net unrealized appreciation	$25,274,064

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	59

PORTFOLIO MANAGERS
Andrew Mattock, CFA
Lead Manager
Henry Zhang, CFA	Winnie Chwang
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$16.19	$16.17
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.14%	0.99%
Portfolio Statistics
Total # of Positions		40
Net Assets		$579.5 million
Weighted Average Market Cap		$86.8 billion
Portfolio Turnover[2]		66.22%
Benchmark
MSCI China Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews China Fund returned –12.11% (Investor Class) and –12.07% (Institutional Class) while its benchmark, the MSCI China Index, returned –4.53%. For the quarter ending June 30, the Fund returned –1.76% (Investor and Institutional Class) while its benchmark returned 0.28%.

Market Environment:

After somewhat of a recovery from the latter part of the first quarter, Chinese equities resumed their sell-off beginning in late April. Triggered, yet again, by slowing economic concerns, the sell-off was tied this time to disappointing news over the 14-month consecutive decline of the purchasing managers’ index—signaling continued macroeconomic weakness in China. Likewise, China’s domestic equity markets continued to be weak into the second quarter of 2016 and low trading volumes in these markets indicated prolonged risk-off investment attitudes. Toward the end of the second quarter, results of the Brexit vote continued to spark global concerns over equities. Amid this development, Asian stocks also came under pressure but held up considerably better than European and non-Asian emerging markets.

Performance Contributors and Detractors:

During the first half of the year, holdings in the financials and consumer discretionary sectors hurt Fund performance, and were impacted by investor concerns over China’s decelerating overall economic growth. JD.com, one of the largest online shopping platforms in China, was a major detractor to Fund performance during the first half of this year. The company reported relatively modest revenue growth as it tried to balance it along with profitability. In addition, JD continues to invest in its logistics network and expand its product offerings and geographic reach. While some of these initiatives may cause short-term earnings volatility, we expect the firm will ultimately benefit over the long run.

Information technology, energy and consumer staples were among the sectors that were positive contributors to Fund performance. NetEase, a leading Chinese Internet company, was one of the top performers in the second quarter. The firm is well-established in both mobile game and PC-game markets and has outstanding in-house development capabilities. As China’s mobile game market continues to grow and consolidate, we believe NetEase is well-positioned to benefit from this secular trend given its strong cash flow generation and solid balance sheet.

Notable Portfolio Changes:

During the period, we exited our position in China Vanke, a leading property developer. Over the past few months, China Vanke encountered a hostile takeover from Baoneng Group, a Shenzhen-based private conglomerate. Although the current chairman and management team have built the company from the ground up since 1988, their combined shareholding ownership is relatively small. Baoneng, the largest current shareholder of the company, recently proposed a removal of the entire board of directors, including the chairman. We believe the hostile takeover may affect the company’s normal operation and management stability. Since the stock had performed well in recent years and benefited from the takeover bid, we took the opportunity to exit this position.

Outlook:

Throughout the first two quarters of 2016, China’s economic statistics were uninspiring. As we await positive developments on the earnings recovery front, we are

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

60	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MCHFX)	-1.76%	-12.11%	-23.89%	0.46%	-3.53%	7.49%	8.34%		2/19/98
Institutional Class (MICFX)	-1.76%	-12.07%	-23.83%	0.58%	-3.37%	n.a.	-3.28%		10/29/10
MSCI China Index[3]	0.28%	-4.53%	-23.20%	3.62%	-0.24%	7.48%	2.92%	[4]
Lipper China Region Funds Category Average[5]	-0.10%	-5.50%	-19.94%	3.18%	-0.21%	6.03%	6.33%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 2/28/98.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	10.9%
Alibaba Group Holding, Ltd.	Information Technology	6.1%
Ping An Insurance Group Co. of China, Ltd.	Financials	5.8%
China Mobile, Ltd.	Telecommunication Services	4.8%
China Construction Bank Corp.	Financials	4.7%
Industrial & Commercial Bank of China, Ltd.	Financials	4.4%
China Life Insurance Co., Ltd.	Financials	4.1%
China Overseas Land & Investment, Ltd.	Financials	3.6%
China Resources Land, Ltd.	Financials	3.4%
China State Construction International Holdings, Ltd.	Industrials	2.9%
% OF ASSETS IN TOP TEN		50.7%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	61

SECTOR ALLOCATION (%)[7]
Financials	35.7
Information Technology	24.5
Consumer Discretionary	11.7
Industrials	9.1
Energy	4.8
Telecommunication Services	4.8
Health Care	2.3
Materials	2.2
Consumer Staples	1.9
Utilities	1.8
Cash and Other Assets, Less Liabilities	1.2

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	60.5
Large Cap ($10B–$25B)	16.1
Mid Cap ($3B–10B)	19.6
Small Cap (under $3B)	2.6
Cash and Other Assets, Less Liabilities	1.2

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary  (unaudited) (continued)

mindful of the volatility in the global environment and some of the opportunities or risks it presents. The trade impact of Brexit on the Chinese economy may not be great as the U.K. is a smaller trading partner. But implications on the longer-term stability of the E.U., which is China’s third-largest trading partner, could eventually trickle into larger concerns. The Fund has always maintained a focus on investing in companies focused on the domestic economy, which should be less effected by the volatility stemming from macro developments. We remain positive on the structural reform agenda in China and believe that valuations support an optimistic outlook on Chinese equities.

62	MATTHEWS ASIA FUNDS

Matthews China Fund

June 30, 2016

Consolidated Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 98.8%

	Shares	Value
FINANCIALS: 35.7%
Banks: 13.6%
China Construction Bank Corp. H Shares	41,106,660	$27,403,265
Industrial & Commercial Bank of China, Ltd. H Shares	45,794,000	25,537,889
China Merchants Bank Co., Ltd. H Shares	6,328,643	14,278,189
Chongqing Rural Commercial Bank Co., Ltd. H Shares	22,684,000	11,553,253

		78,772,596

Insurance: 10.0%
Ping An Insurance Group Co. of China, Ltd. H Shares	7,634,000	33,823,774
China Life Insurance Co., Ltd. H Shares	11,038,000	23,799,279

		57,623,053

Real Estate Management & Development: 8.1%
China Overseas Land & Investment, Ltd.	6,526,000	20,803,920
China Resources Land, Ltd.	8,472,000	19,963,839
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	3,915,136	6,127,172

		46,894,931

Capital Markets: 3.0%
CITIC Securities Co., Ltd. H Shares	5,125,500	11,372,975
China Galaxy Securities Co., Ltd. H Shares	6,776,500	6,115,523

		17,488,498

Diversified Financial Services: 1.0%
Hong Kong Exchanges and Clearing, Ltd.	239,200	5,828,244

Total Financials		206,607,322

INFORMATION TECHNOLOGY: 24.5%
Internet Software & Services: 21.6%
Tencent Holdings, Ltd.	2,763,500	63,393,787
Alibaba Group Holding, Ltd. ADR[c]	441,700	35,128,401
Baidu, Inc. ADR[c]	70,700	11,676,105
NetEase, Inc. ADR	48,600	9,390,492
Wangsu Science & Technology Co., Ltd. A Shares[d]	560,188	5,712,464

		125,301,249

Electronic Equipment, Instruments & Components: 1.6%
Hangzhou Hikvision Digital Technology Co., Ltd. A Shares[d]	2,859,988	9,297,733

Communications Equipment: 1.3%
ZTE Corp. H Shares	5,927,164	7,539,081

Total Information Technology		142,138,063

CONSUMER DISCRETIONARY: 11.7%
Internet & Catalog Retail: 6.2%
JD.com, Inc. ADR[c]	606,307	12,871,898
Ctrip.com International, Ltd. ADR[c]	305,200	12,574,240
Vipshop Holdings, Ltd. ADR[c]	950,929	10,621,877

		36,068,015

Automobiles: 2.4%
Chongqing Changan Automobile Co., Ltd. B Shares	9,756,224	13,666,354

	Shares	Value
Household Durables: 2.0%
Gree Electric Appliances, Inc. of Zhuhai A Shares[b,d]	3,824,278	$11,542,467

Auto Components: 1.1%
Fuyao Glass Industry Group Co., Ltd. A Shares	3,103,359	6,556,486

Total Consumer Discretionary		67,833,322

INDUSTRIALS: 9.1%
Construction & Engineering: 4.6%
China State Construction International Holdings, Ltd.	12,716,000	16,872,487

China State Construction Engineering Corp., Ltd. A Shares	12,178,889	9,781,454

Total Construction & Engineering		26,653,941

Commercial Services & Supplies: 3.2%
China Everbright International, Ltd.	9,723,000	10,871,757
Dongjiang Environmental Co., Ltd. H Shares	4,353,400	7,513,167

		18,384,924

Electrical Equipment: 0.7%
Boer Power Holdings, Ltd.	9,644,000	4,234,808

Transportation Infrastructure: 0.6%
Qingdao Port International Co., Ltd. H Shares	7,662,000	3,490,694

Total Industrials		52,764,367

ENERGY: 4.8%
Oil, Gas & Consumable Fuels: 4.8%
China Petroleum & Chemical Corp. H Shares	19,686,000	14,225,482
China Shenhua Energy Co., Ltd. H Shares	7,328,500	13,630,284

Total Energy		27,855,766

TELECOMMUNICATION SERVICES: 4.8%
Wireless Telecommunication Services: 4.8%
China Mobile, Ltd.	2,396,000	27,683,900

Total Telecommunication Services		27,683,900

HEALTH CARE: 2.3%
Pharmaceuticals: 1.3%
Sino Biopharmaceutical, Ltd.	8,842,000	5,803,215
CSPC Pharmaceutical Group, Ltd.	1,778,000	1,588,578

		7,391,793

Health Care Providers & Services: 1.0%
Sinopharm Group Co., Ltd. H Shares	1,195,600	5,743,291

Total Health Care		13,135,084

MATERIALS: 2.2%
Construction Materials: 2.2%
Anhui Conch Cement Co., Ltd. H Shares	5,374,500	13,012,883

Total Materials		13,012,883

CONSUMER STAPLES: 1.9%
Beverages: 1.9%
Wuliangye Yibin Co., Ltd. A Shares[d]	2,267,626	11,160,356

Total Consumer Staples		11,160,356

matthewsasia.com | 800.789.ASIA	63

Matthews China Fund

June 30, 2016

Consolidated Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
UTILITIES: 1.8%
Water Utilities: 1.8%
Beijing Enterprises Water Group, Ltd.	17,398,000	$10,536,062

Total Utilities		10,536,062

TOTAL INVESTMENTS: 98.8%		572,727,125

(Cost $598,229,860e)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%		6,791,440

NET ASSETS: 100.0%		$579,518,565

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Illiquid security, trading was halted at June 30, 2016.

c	Non-income producing security.

d	Security held by Matthews CF-U Series. See note 2-C.

e	Cost for federal income tax purposes is $606,897,341 and net unrealized depreciation consists of:

Gross unrealized appreciation	$49,137,936
Gross unrealized depreciation	(83,308,152)

Net unrealized depreciation	($34,170,216)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

64	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Sunil Asnani
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$26.90	$26.99
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.90%
Portfolio Statistics
Total # of Positions		48
Net Assets		$1.6 billion
Weighted Average Market Cap		$10.6 billion
Portfolio Turnover[2]		9.51%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews India Fund returned 1.78% (Investor Class) and 1.89% (Institutional Class), while its benchmark, the S&P Bombay Stock Exchange 100 Index, returned 3.00%. For the quarter ending June 30, the Fund returned 6.03% (Investor Class) and 6.05% (Institutional Class), while its benchmark returned 5.88%.

Market Environment:

Over the first half of the year, India’s market was impacted by a variety of macroeconomic uncertainties such as Britain’s vote to exit from the European Union, the announced departure of India’s central bank governor amid resurging inflation, and the Parliament’s continued challenge in legislating on key reform bills. Thankfully, India’s corporate earnings saw some recovery in the first quarter amid forecasts of adequate rainfall for the season, and the federal government’s approval of recommendations to raise salaries for millions of civil servants. There was also a marginal change in the composition of the Upper House, which sparked some hopes that critical bills pertaining to land acquisition and goods and services taxes could pass.

Performance Contributors and Detractors:

For both the first six months of the year and in the second quarter, small-capitalization stocks continued to underperform their larger peers, which hurt the Fund’s relative performance against its benchmark. Such a correction should be seen as a reversion to the mean, since small caps had significantly outperformed large caps over the previous two calendar years. Our higher allocation to technology and health care stocks also detracted from Fund performance during these periods as those sectors were relatively weak this year, despite continuing to deliver on earnings. Technology companies had offered guidance for a weaker outlook prior to the Brexit vote, while health care stocks, such as Sun Pharmaceuticals, were possibly weak amid increasingly stringent U.S. Food and Drug Administration inspections of facilities. While our portfolio holdings in these sectors have done better than their benchmark peers and have been less affected by such issues, our relative overweight posed a significant performance detractor.

Our limited exposure to metal stocks also did not help amid an environment of rising commodity prices. However, staying away from corporate banking and state-owned banks helped mitigate the portfolio underperformance during this period, as such banks were adversely hit by rising nonperforming assets in the corporate and infrastructure sectors. However, given Central Bank Governor Raghuram Rajan’s impending departure, the hope for possibly more accommodative monetary policies and the resulting steepening of the yield curve have led to a rally in such ailing stocks. During the second quarter, earnings disappointment in the energy and telecom sectors also contributed to our relative outperformance as the portfolio does not hold such stocks.

Notable Portfolio Changes:

During the last quarter, we exited property trust Ascendas India Trust, which is listed in Singapore but holds the bulk of its operational commercial real estate assets in India. We had been trimming this position for some time as the company’s pricing power and growth drivers were not as strong as we initially believed.

Outlook:

While the earnings recovery is good news, the Indian market continues to be running ahead of fundamentals, trading at multiples significantly higher than long-term averages. Potentially easier monetary policy that may be set may help

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	65

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	6.03%	1.78%	-3.54%	20.61%	6.76%	11.21%	11.85%		10/31/05
Institutional Class (MIDNX)	6.05%	1.89%	-3.32%	20.83%	6.95%	n.a.	4.85%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	5.88%	3.00%	-4.75%	10.28%	1.08%	7.77%	9.77%	[4]
Lipper India Region Funds Category Average[5]	7.06%	2.42%	-3.36%	13.78%	2.10%	6.84%	8.32%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 10/31/05.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
ITC, Ltd.	Consumer Staples	5.5%
IndusInd Bank, Ltd.	Financials	4.8%
Taro Pharmaceutical Industries, Ltd.	Health Care	4.6%
Cognizant Technology Solutions Corp.	Information Technology	4.4%
eClerx Services, Ltd.	Information Technology	4.2%
Shriram City Union Finance, Ltd.	Financials	4.1%
Kotak Mahindra Bank, Ltd.	Financials	4.1%
Ajanta Pharma, Ltd.	Health Care	4.0%
HDFC Bank, Ltd.	Financials	3.9%
Emami, Ltd.	Consumer Staples	3.6%
% OF ASSETS IN TOP TEN		43.2%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

66	MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary  (unaudited) (continued)

consumers and realty stocks in the short term, but they might also worsen India’s fiscal deficit and inflationary situation in the medium to long term. The resurgence in commodity prices and food inflation may contribute further to inflationary pressures. On the reform front, the government has been able to push through a few executive and policy decisions, such as increasing foreign direct investment limits with automatic approvals in some key sectors, and also pass bills to better regulate the bankruptcy process and real estate development. However, it has not been able to get approved legislation that would effectively improve taxation, banking and infrastructure. The changed composition of the Upper House also remains insufficient for a smooth passage of these laws in the near term. A bright spot for India investors has been the presence of businesses and entrepreneurs that are able to march along to a secular growth path regardless. But we believe that necessitates investing for the long term, with a bottom-up and a benchmark-agnostic investment philosophy.

SECTOR ALLOCATION (%)[7]
Financials	26.4
Consumer Staples	20.5
Information Technology	15.5
Health Care	13.6
Industrials	9.4
Consumer Discretionary	6.9
Materials	4.5
Cash and Other Assets, Less Liabilities	3.2

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	18.2
Large Cap ($10B-$25B)	5.3
Mid Cap ($3B-10B)	23.7
Small Cap (under $3B)	49.6
Cash and Other Assets, Less Liabilities	3.2

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	67

Matthews India Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.8%

	Shares	Value
FINANCIALS: 26.4%
Banks: 13.3%
IndusInd Bank, Ltd.	4,625,934	$76,445,083
Kotak Mahindra Bank, Ltd.	5,697,258	64,621,477
HDFC Bank, Ltd.	2,782,565	48,652,144
HDFC Bank, Ltd. ADR	206,922	13,729,275
IDFC Bank, Ltd.[b]	11,550,467	7,774,675

		211,222,654

Consumer Finance: 4.9%
Shriram City Union Finance, Ltd.	2,660,274	65,176,501
Sundaram Finance, Ltd.	588,318	13,314,056

		78,490,557

Thrifts & Mortgage Finance: 4.7%
Housing Development Finance Corp., Ltd.	2,958,810	55,124,242
GRUH Finance, Ltd.	4,616,010	19,666,984

		74,791,226

Diversified Financial Services: 3.5%
CRISIL, Ltd.	1,527,723	45,628,330
IDFC, Ltd.	11,350,467	8,025,350
Multi Commodity Exchange of India, Ltd.	168,101	2,502,227

		56,155,907

Total Financials		420,660,344

CONSUMER STAPLES: 20.5%
Personal Products: 10.3%
Emami, Ltd.	3,520,577	57,548,419
Dabur India, Ltd.	8,332,176	38,166,248
Bajaj Corp., Ltd.	6,554,447	37,815,842
Marico, Ltd.	7,902,328	30,916,494

		164,447,003

Tobacco: 7.5%
ITC, Ltd.	16,077,949	88,025,004
VST Industries, Ltd.†	1,215,704	30,694,195

		118,719,199

Food Products: 2.7%
Nestle India, Ltd.	244,636	23,608,342
Zydus Wellness, Ltd.	1,670,471	19,765,550

		43,373,892

Total Consumer Staples		326,540,094

INFORMATION TECHNOLOGY: 15.5%
IT Services: 11.9%
Cognizant Technology Solutions Corp. Class Ab	1,214,200	69,500,808
eClerx Services, Ltd.†	3,113,051	66,778,698
Mindtree, Ltd.	5,506,584	54,360,848

		190,640,354

Internet Software & Services: 3.6%
Info Edge India, Ltd.	3,300,761	40,508,997
Just Dial, Ltd.	1,833,709	16,659,530

		57,168,527

Total Information Technology		247,808,881

	Shares	Value
HEALTH CARE: 13.6%
Pharmaceuticals: 12.8%
Taro Pharmaceutical Industries, Ltd.[b]	502,600	$73,178,560
Ajanta Pharma, Ltd.	2,848,230	63,579,294
Alembic Pharmaceuticals, Ltd.	2,640,862	22,517,783
Sun Pharma Advanced Research Co., Ltd.[b]	4,196,014	20,765,794
Sun Pharmaceutical Industries, Ltd.	1,365,725	15,485,110
Caplin Point Laboratories, Ltd.	602,387	8,889,479

		204,416,020

Health Care Equipment & Supplies: 0.8%
Poly Medicure, Ltd.	2,076,732	12,063,970

Total Health Care		216,479,990

INDUSTRIALS: 9.4%
Machinery: 4.8%
AIA Engineering, Ltd.	3,200,145	48,872,346
Thermax, Ltd.	1,183,128	14,480,850
Ashok Leyland, Ltd.	9,356,152	13,681,570

		77,034,766

Air Freight & Logistics: 1.9%
Blue Dart Express, Ltd.	346,973	30,678,780

Road & Rail: 1.4%
Container Corp. of India, Ltd.	1,034,055	21,963,466

Transportation Infrastructure: 1.3%
Gujarat Pipavav Port, Ltd.[b]	8,578,564	20,795,305

Total Industrials		150,472,317

CONSUMER DISCRETIONARY: 6.9%
Textiles, Apparel & Luxury Goods: 3.7%
Titan Co., Ltd.	4,360,467	26,299,031
Page Industries, Ltd.	107,100	22,286,019
Kewal Kiran Clothing, Ltd.	295,445	7,957,908
Vaibhav Global, Ltd.[b]	500,000	2,023,485

		58,566,443

Household Durables: 3.2%
Symphony, Ltd.	1,166,560	43,131,683
LA Opala RG, Ltd.	935,045	7,657,229

		50,788,912

Total Consumer Discretionary		109,355,355

MATERIALS: 4.5%
Chemicals: 3.5%
Supreme Industries, Ltd.	1,738,965	23,577,335
Asian Paints, Ltd.	1,304,000	19,413,595
Castrol India, Ltd.	2,139,063	12,030,321

		55,021,251

Metals & Mining: 1.0%
NMDC, Ltd.	11,963,892	16,701,814

Total Materials		71,723,065

TOTAL INVESTMENTS: 96.8%		1,543,040,046
(Cost $1,269,828,903c)

68	MATTHEWS ASIA FUNDS

Matthews India Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

Value
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.2%	$51,000,444

NET ASSETS: 100.0%	$1,594,040,490

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $1,269,932,009 and net unrealized appreciation consists of:

Gross unrealized appreciation	$352,091,092
Gross unrealized depreciation	(78,983,055)

Net unrealized appreciation	$273,108,037

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	69

PORTFOLIO MANAGERS
Kenichi Amaki
Lead Manager
Taizo Ishida
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$20.16	$20.20
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	0.99%	0.87%
Portfolio Statistics
Total # of Positions		62
Net Assets		$3.4 billion
Weighted Average Market Cap		$13.3 billion
Portfolio Turnover[2]		24.19%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Japan Fund returned 6.27% (Investor Class) and 6.32% (Institutional Class) while its benchmark, the MSCI Japan Index, returned –5.41%. For the quarter ending June 30, 2016, the Matthews Japan Fund returned 6.05% (Investor Class) and 6.04% (Institutional Class), while its benchmark, the MSCI Japan Index, returned 1.03%.

Market Environment:

During the first half of the year, the Japanese equity market performed poorly on a local currency basis. Slowing global economic activity, mounting debt in China and the Brexit vote prompted a “flight to safety” trade resulting in a sharp appreciation of the yen. The external environment has become increasingly challenging for Japanese corporate earnings, particularly for export related businesses. On the bright side, the Fund has been able to post positive returns as year-to-date yen appreciation of 16.55% has alleviated much of the decline in equity prices.

Japan’s first quarter GDP grew at an annualized 1.9% rate which was better than market expectations. Capital expenditures have been weak but private consumption has shown some recovery. During the second quarter, Prime Minister Abe announced the postponement of a planned sales tax increase, pushing it back from April 2017 to October 2019. Though this move was widely expected, it does erase some uncertainty in the short term.

Performance Contributors and Detractors:

Stock selection accounted for the majority of the Fund’s outperformance. During the second quarter, the financials sector was again the leading source of relative performance. Our strategy to focus on unique and growing financial services firms, while avoiding more traditional names in banking and real estate, has been a significant driver of outperformance for the Fund. Corporate welfare and real estate management company Relo Group, credit guarantee company eGuarantee and M&A advisory firm Nihon M&A Center all contributed positively to Fund performance. Additionally, our core holdings in the internet sector such as health care information service company M3 and fashion e-commerce company Start Today continue to deliver impressive returns. However, we have turned a bit more cautious on these names as strong performance has resulted in elevated valuation levels.

On the negative side, our lack of exposure to the telecom sector detracted from relative performance. We believe investors have gravitated towards this sector for its defensive characteristics and relatively higher yield. However, we remain concerned with the level of involvement from the government regarding wireless telecom tariffs and continue to avoid the sector.

Notable Portfolio Changes:

Since the middle of last year, we have focused our research efforts on identifying opportunities in companies that have struggled with a weaker yen. We believe that companies with fundamentally strong franchises and capable management teams have the ability to adapt to different currency regimes over time. Though we did not expect the yen to appreciate as much as it has year-to-date, the incremental changes we have made to the portfolio over the past year have benefited performance significantly.

During the quarter, we tilted the portfolio further towards companies that are strong yen beneficiaries while not compromising on medium-term growth potential and franchise quality. Nitori Holdings is one such example. As the leading

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

70	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
	3 Months	YTD	1 Year	Average Annual Total Returns					Inception Date
				3 Years	5 Years	10 Years	Since Inception
Investor Class (MJFOX)	6.05%	6.27%	5.00%	11.42%	10.65%	3.03%	6.07%		12/31/98
Institutional Class (MIJFX)	6.04%	6.32%	5.10%	11.56%	10.79%	n.a.	11.72%		10/29/10
MSCI Japan Index[3]	1.03%	-5.41%	-8.64%	3.00%	4.45%	0.33%	2.52%	[4]
Lipper Japanese Funds Category Average[5]	0.56%	-4.10%	-6.60%	5.70%	6.36%	1.32%	4.01%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definitions.

4	Calculated from 12/31/98.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Kao Corp.	Consumer Staples	2.9%
M3, Inc.	Health Care	2.9%
Start Today Co., Ltd.	Consumer Discretionary	2.8%
MISUMI Group, Inc.	Industrials	2.5%
Tokio Marine Holdings, Inc.	Financials	2.5%
ORIX Corp.	Financials	2.4%
Pigeon Corp.	Consumer Staples	2.4%
Nitori Holdings Co., Ltd.	Consumer Discretionary	2.4%
Keyence Corp.	Information Technology	2.4%
Ryohin Keikaku Co., Ltd.	Consumer Discretionary	2.4%
% OF ASSETS IN TOP TEN		25.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	71

SECTOR ALLOCATION (%)[7]
Industrials	21.8
Consumer Discretionary	19.3
Consumer Staples	17.3
Financials	14.2
Health Care	12.0
Information Technology	10.4
Materials	1.5
Cash and Other Assets, Less Liabilities	3.5

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	11.1
Large Cap ($10B–$25B)	24.6
Mid Cap ($3B–10B)	26.0
Small Cap (under $3B)	34.8
Cash and Other Assets, Less Liabilities	3.5

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited) (continued)

furniture retailer in Japan, Nitori has been consolidating market share in the country by expanding further into urban areas and delivering innovative products that have stimulated consumer demand. Nitori also plans to steadily increase its presence in China where, we believe, they have an advantage in terms of product offering, perception of quality and price in a very fragmented Chinese furniture retail industry. As a major importer, Nitori stands to benefit from a stronger yen over time.

Outlook:

We maintain a cautious view on the prospects for Japan’s economy given the sharp appreciation of the yen and weak global economic fundamentals. Though we are encouraged by signs of improved corporate governance as evidenced by robust share buyback activity, the stronger currency and uncertainties arising from the Brexit vote may prompt companies to curtail future investments. The corporate savings rate in Japan has been steadily rising over the last year and, in the past this has been a leading indicator of declining prices. Given these trends, we believe the Abe administration will announce a supplemental spending package in the fall to support domestic economic activity. That may be combined with further unconventional monetary stimulus measures from the Bank of Japan.

Despite the rather unattractive macro picture, we remain encouraged by the long-term growth prospects of our portfolio companies. We intend to take full advantage of the flexibility afforded by our active bottom-up approach to seek investment in companies that are leveraged to structural trends within Japan and broadly in Asia, capturing unique growth opportunities which are less affected by economic cyclicality. We believe this approach can benefit patient investors over the long term.

72	MATTHEWS ASIA FUNDS

Matthews Japan Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: JAPAN: 96.5%

	Shares	Value
INDUSTRIALS: 21.8%
Machinery: 6.7%
Komatsu, Ltd.	4,056,000	$70,459,520
Harmonic Drive Systems, Inc.	2,222,900	63,216,244
SMC Corp.	205,800	50,632,185
Mitsubishi Heavy Industries, Ltd.	10,522,000	42,311,290

		226,619,239

Professional Services: 4.1%
TechnoPro Holdings, Inc.†	2,312,000	71,991,926
Nomura Co., Ltd.	2,405,500	36,114,885
Benefit One, Inc.	939,100	28,120,014

		136,226,825

Electrical Equipment: 3.8%
Nidec Corp.	899,100	68,442,209
Mabuchi Motor Co., Ltd.	1,397,500	59,190,757

		127,632,966

Trading Companies & Distributors: 3.8%
MISUMI Group, Inc.	4,725,000	85,308,530
MonotaRO Co., Ltd.	1,259,700	41,646,874

		126,955,404

Building Products: 2.3%
Daikin Industries, Ltd.	504,500	42,400,590
Aica Kogyo Co., Ltd.	1,557,600	35,596,347

		77,996,937

Road & Rail: 1.1%
Trancom Co., Ltd.†	547,500	36,137,592

Air Freight & Logistics: 0.0%
AIT Corp.	26,600	215,445

Total Industrials		731,784,408

CONSUMER DISCRETIONARY: 19.3%
Specialty Retail: 4.0%
Nitori Holdings Co., Ltd.	665,000	80,653,912
VT Holdings Co., Ltd.	5,505,300	25,240,101
Sac’s Bar Holdings, Inc.†	1,810,350	17,710,741
Workman Co., Ltd.	342,000	11,490,542

		135,095,296

Household Durables: 2.9%
Fujitsu General, Ltd.	2,716,000	60,492,807
Casio Computer Co., Ltd.	2,656,300	38,251,341

		98,744,148

Internet & Catalog Retail: 2.8%
Start Today Co., Ltd.	1,765,200	93,306,135

Multiline Retail: 2.4%
Ryohin Keikaku Co., Ltd.	328,700	80,103,403

Hotels, Restaurants & Leisure: 1.6%
Kyoritsu Maintenance Co., Ltd.	809,700	54,223,992

Media: 1.5%
Next Co., Ltd.	5,760,000	51,552,944

Automobiles: 1.5%
Toyota Motor Corp.	1,003,200	49,456,293

	Shares	Value
Auto Components: 1.4%
Nifco, Inc.	891,500	$46,743,478

Distributors: 1.2%
Doshisha Co., Ltd.†	2,092,800	40,205,827

Total Consumer Discretionary		649,431,516

CONSUMER STAPLES: 17.3%
Food & Staples Retailing: 6.6%
Seven & I Holdings Co., Ltd.	1,691,800	70,933,983
Sundrug Co., Ltd.	667,700	62,693,687
San-A Co., Ltd.	1,052,400	51,933,117
Cosmos Pharmaceutical Corp.	173,100	34,877,288

		220,438,075

Food Products: 3.1%
Calbee, Inc.	1,624,100	67,945,749
Ariake Japan Co., Ltd.	635,100	37,811,248

		105,756,997

Personal Products: 3.0%
Kao Corp.	1,703,000	99,186,395

Household Products: 2.4%
Pigeon Corp.	2,724,700	81,453,446

Tobacco: 2.2%
Japan Tobacco, Inc.	1,851,100	74,603,409

Total Consumer Staples		581,438,322

FINANCIALS: 14.2%
Diversified Financial Services: 7.5%
ORIX Corp.	6,364,300	82,357,012
Zenkoku Hosho Co., Ltd.	1,471,600	53,749,499
Financial Products Group Co., Ltd.†	4,966,900	51,275,622
Century Tokyo Leasing Corp.	1,267,200	41,010,680
eGuarantee, Inc.†	800,000	25,442,790

		253,835,603

Insurance: 2.5%
Tokio Marine Holdings, Inc.	2,562,200	85,298,420

Capital Markets: 2.4%
Nihon M&A Center, Inc.	1,220,900	79,298,551

Real Estate Management & Development: 1.8%
Relo Group, Inc.	335,700	59,416,405

Total Financials		477,848,979

HEALTH CARE: 12.0%
Health Care Equipment & Supplies: 9.1%
Asahi Intecc Co., Ltd.	1,578,300	77,125,884
Sysmex Corp.	1,107,200	76,240,104
Hoya Corp.	1,975,900	70,571,230
CYBERDYNE, Inc.[b]	3,062,900	69,038,991
Daiken Medical Co., Ltd.†	1,755,200	13,349,807

		306,326,016

Health Care Technology: 2.9%
M3, Inc.	2,816,600	98,299,295

Health Care Providers & Services: 0.0%
WIN-Partners Co., Ltd.	52,600	723,341

Total Health Care		405,348,652

matthewsasia.com | 800.789.ASIA	73

Matthews Japan Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: JAPAN (continued)

	Shares	Value
INFORMATION TECHNOLOGY: 10.4%
Electronic Equipment, Instruments & Components: 4.2%
Keyence Corp.	117,400	$80,105,371
Murata Manufacturing Co., Ltd.	532,400	59,689,839

		139,795,210

Internet Software & Services: 4.0%
Kakaku.com, Inc.	3,279,800	65,168,592
DeNA Co., Ltd.	1,508,900	35,298,470
Infomart Corp.†	3,737,500	34,224,891

		134,691,953

Software: 1.6%
NSD Co., Ltd.	2,150,500	34,263,924
Broadleaf Co., Ltd.†	2,162,000	19,925,737

		54,189,661

Technology Hardware, Storage & Peripherals: 0.6%
Elecom Co., Ltd.	1,039,600	21,619,152

Total Information Technology		350,295,976

MATERIALS: 1.5%
Chemicals: 1.5%
MORESCO Corp.	318,200	3,402,573
W-Scope Corp.†	1,999,600	47,302,919

Total Materials		50,705,492

TOTAL INVESTMENTS: 96.5%		3,246,853,345
(Cost $2,806,633,772c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.5%		116,143,653

NET ASSETS: 100.0%		$3,362,996,998

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $2,806,865,602 and net unrealized appreciation consists of:

Gross unrealized appreciation	$545,711,029
Gross unrealized depreciation	(105,723,286)

Net unrealized appreciation	$439,987,743

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

See accompanying notes to financial statements.

74	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Michael J. Oh, CFA
Lead Manager
Michael B. Han, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$6.13	$6.17
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.10%	0.93%
Portfolio Statistics
Total # of Positions		53
Net Assets		$163.9 million
Weighted Average Market Cap		$28.3 billion
Portfolio Turnover[2]		20.36%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Korea Fund returned –0.33% (Investor Class) and –0.16% (Institutional Class) while its benchmark, the Korea Composite Stock Price Index*, returned 2.74%. For the quarter ending June 30, the Fund returned 0.16% (Investor Class) and 0.33% (Institutional Class) while its benchmark returned –2.12%.

Market Environment:

The Korean market performed reasonably well given the macroeconomic uncertainties stemming from slowing growth in China and the unexpected result of Britain’s referendum vote to leave the European Union. Even as global market volatility picked up and North Korea continued to test long-range missiles, Korean markets remained relatively calm. However, overall, exports continued to decline during the first half of the year mostly due to the slowing global economy. Imports fell more than exports resulting in a positive trade surplus.

Performance Contributors and Detractors:

LG Household & Health Care was the best performer during the first half of the year. The firm benefited from rising popularity for its cosmetics line among Chinese consumers. South Korean cosmetics are among the most popularly purchased products by Chinese tourists to South Korea. While LG has strong cosmetics brands, it also has broader personal care product brands that may be launched in China and other Asian markets in the future. Samsung Electronics was another strong performer for both the year-to-date and second quarter periods. Samsung’s new display technology—organic light-emitting diode (OLED)—is expected to replace the existing liquid crystal display (LCD) used in most smartphones today. Samsung is a few years ahead of its competitors in the OLED market, and we expect it will lead this space over the next few years. The firm also strengthened its position in the memory semiconductor industry with a newer chip design that improves product capacity but concurrently lowers production cost.

During the first half of the year, LG Chem was among the worst performers. While LG Chem’s traditional petrochemical business has been doing well, its battery business has been hurt by an uncertain outlook in China. The Chinese government has suspended Korean battery makers from participating in China’s electric vehicle subsidy program, which has caused the stock to underperform. Despite the uncertainty regarding its battery business in China, current valuations remain attractive, even excluding LG Chem’s battery business. The firm’s competitive position in batteries remains strong outside China.

We have traditionally been underweight the industrials and materials sectors in the portfolio, and that hurt the Fund’s relative performance in the first half of the year as such sectors rallied on the back of recovering commodity prices. However, we continue to underweight these sectors relative to the benchmark as we prefer to search for companies with sustainable business models and capable management teams.

Notable Portfolio Changes:

We added to our position in Samsung Electronics as we see OLED entering into a multi-year growth phase and we have seen Samsung’s position in the memory semiconductor industry strengthen. Samsung’s smartphone business also started to recover as the industry entered into a consolidation stage. We also increased the portfolio’s exposure to SK Hynix, a memory semiconductor supplier, as valuations for the stock had become attractive, and we believe that the fundamental competitive landscape has improved for existing companies.

*	Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	75

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	0.16%	-0.33%	-0.83%	11.32%	6.09%	6.41%	6.13%		1/3/95
Institutional Class (MIKOX)	0.33%	-0.16%	-0.65%	11.52%	6.24%	n.a.	8.58%		10/29/10
Korea Composite Stock Price Index[3]	-2.12%	2.74%	-6.35%	3.00%	-1.46%	3.82%	2.79%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	1.49%	2.44%	-7.73%	2.81%	0.84%	5.79%	5.92%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 1/3/95.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	5.8%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	5.2%
Samsung Electronics Co., Ltd.	Information Technology	4.7%
Shinhan Financial Group Co., Ltd.	Financials	3.6%
Amorepacific Corp., Pfd.	Consumer Staples	3.5%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	Financials	3.4%
BGF Retail Co., Ltd.	Consumer Staples	3.2%
Naver Corp.	Information Technology	3.0%
Dongbu Insurance Co., Ltd.	Financials	2.9%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	2.8%
% OF ASSETS IN TOP TEN		38.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

76	MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

The Korean market continues to be resilient on the back of global macro uncertainties stemming from the Brexit vote. Japan’s yen has strengthened more than 15% this year while the Korean won gained only about 1%, which has improved sentiment among Korea’s export industry. We expect Korea to remain relatively resilient given Korean corporates’ sound balance sheet. We continue to search for companies with sustainable business models and capable management that stand to benefit from Korea’s and the region’s rising disposable income and changing lifestyle.

SECTOR ALLOCATION (%)[7]
Consumer Staples	22.6
Consumer Discretionary	21.2
Financials	19.3
Information Technology	18.1
Materials	5.7
Health Care	5.3
Telecommunication Services	4.0
Energy	3.4
Industrials	3.2
Liabilities in Excess of Cash and Other Assets	-2.8

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	12.7
Large Cap ($10B–$25B)	37.1
Mid Cap ($3B–10B)	22.1
Small Cap (under $3B)	30.9
Liabilities in Excess of Cash and Other Assets	-2.8

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	77

Matthews Korea Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 77.2%

	Shares	Value
CONSUMER DISCRETIONARY: 19.1%
Auto Components: 5.4%
Hyundai Mobis Co., Ltd.	20,551	$4,521,290
Hankook Tire Co., Ltd.	98,194	4,368,689

		8,889,979

Hotels, Restaurants & Leisure: 5.1%
Kangwon Land, Inc.	115,477	4,190,088
Modetour Network, Inc.	173,431	4,186,133

		8,376,221

Media: 2.8%
Innocean Worldwide, Inc.	39,601	2,804,431
CJ CGV Co., Ltd.	18,344	1,662,947

		4,467,378

Specialty Retail: 2.7%
Hotel Shilla Co., Ltd.	39,910	2,367,906
LOTTE Himart Co., Ltd.	50,482	2,032,273

		4,400,179

Automobiles: 1.6%
Kia Motors Corp.	70,459	2,654,853

Multiline Retail: 1.5%
Hyundai Department Store Co., Ltd.	22,042	2,479,752

Total Consumer Discretionary		31,268,362

FINANCIALS: 15.9%
Banks: 7.5%
Shinhan Financial Group Co., Ltd.	179,704	5,906,692
KB Financial Group, Inc.	88,657	2,521,047
Hana Financial Group, Inc.	109,716	2,230,624
DGB Financial Group, Inc.	219,295	1,660,572

		12,318,935

Capital Markets: 4.3%
Shinyoung Securities Co., Ltd.	85,208	3,698,733
Kiwoom Securities Co., Ltd.	52,812	3,304,826

		7,003,559

Insurance: 4.1%
Dongbu Insurance Co., Ltd.	78,974	4,753,488
Samsung Fire & Marine Insurance Co., Ltd.	8,486	1,949,064

		6,702,552

Total Financials		26,025,046

CONSUMER STAPLES: 13.1%
Food Products: 6.4%
Orion Corp.	4,706	3,862,801
Binggrae Co., Ltd.	41,850	2,468,130
Daesang Corp.	93,319	2,243,847
Ottogi Corp.	2,692	1,932,237

		10,507,015

Food & Staples Retailing: 5.0%
BGF Retail Co., Ltd.	28,429	5,293,330
Hyundai Greenfood Co., Ltd.	179,318	2,908,891

		8,202,221

	Shares	Value
Personal Products: 1.7%
LG Household & Health Care, Ltd.	2,930	$2,861,308

Total Consumer Staples		21,570,544

INFORMATION TECHNOLOGY: 11.5%
Technology Hardware, Storage & Peripherals: 4.7%
Samsung Electronics Co., Ltd.	6,145	7,652,684

Semiconductors & Semiconductor Equipment: 3.6%
SK Hynix, Inc.	110,913	3,156,250
Koh Young Technology, Inc.	38,878	1,388,871
Silicon Works Co., Ltd.	46,849	1,353,676

		5,898,797

Internet Software & Services: 3.0%
Naver Corp.	8,027	4,972,856

Electronic Equipment, Instruments & Components: 0.2%
Bixolon Co., Ltd.	27,282	331,636

Total Information Technology		18,855,973

HEALTH CARE: 5.3%
Pharmaceuticals: 4.5%
Yuhan Corp.	11,775	3,146,618
Dong-A ST Co., Ltd.	23,211	2,750,713
DongKook Pharmaceutical Co., Ltd.	24,611	1,546,022

		7,443,353

Biotechnology: 0.8%
Hugel, Inc.[b]	4,507	1,250,204

Total Health Care		8,693,557

TELECOMMUNICATION SERVICES: 4.0%
Wireless Telecommunication Services: 2.5%
SK Telecom Co., Ltd. ADR	193,700	4,052,204

Diversified Telecommunication Services: 1.5%
KT Corp. ADR	177,000	2,524,020

Total Telecommunication Services		6,576,224

INDUSTRIALS: 3.1%
Commercial Services & Supplies: 1.2%
KEPCO Plant Service & Engineering Co., Ltd.	36,538	2,065,758

Machinery: 1.1%
Hy-Lok Corp.	90,946	1,754,462

Professional Services: 0.8%
SaraminHR Co., Ltd.	103,858	1,356,210

Total Industrials		5,176,430

MATERIALS: 3.0%
Metals & Mining: 1.9%
Korea Zinc Co., Ltd.	7,069	3,134,744

Chemicals: 1.1%
LG Chem, Ltd.	7,615	1,739,028

Total Materials		4,873,772

78	MATTHEWS ASIA FUNDS

Matthews Korea Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
ENERGY: 2.2%
Oil, Gas & Consumable Fuels: 2.2%
SK Innovation Co., Ltd.	17,993	$2,216,994
S-Oil Corp.	20,074	1,330,287

Total Energy		3,547,281

TOTAL COMMON EQUITIES		126,587,189

(Cost $87,943,633)

PREFERRED EQUITIES: SOUTH KOREA: 25.6%
CONSUMER STAPLES: 9.4%
Personal Products: 9.4%
LG Household & Health Care, Ltd., Pfd.	14,842	8,546,516
Amorepacific Corp., Pfd.	26,587	5,739,938
AMOREPACIFIC Group, Pfd.	17,463	1,190,072

Total Consumer Staples		15,476,526

INFORMATION TECHNOLOGY: 6.6%
Technology Hardware, Storage & Peripherals: 5.9%
Samsung Electronics Co., Ltd., Pfd.	9,286	9,579,322

Electronic Equipment, Instruments & Components: 0.7%
Samsung SDI Co., Ltd., Pfd.	21,382	1,152,361

Total Information Technology		10,731,683

FINANCIALS: 3.4%
Insurance: 3.4%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	36,454	5,528,179

Total Financials		5,528,179

MATERIALS: 2.7%
Chemicals: 2.7%
LG Chem, Ltd., Pfd.	26,648	4,448,246

Total Materials		4,448,246

CONSUMER DISCRETIONARY: 2.1%
Automobiles: 2.1%
Hyundai Motor Co., Ltd., 2nd Pfd.	41,663	3,499,209

Total Consumer Discretionary		3,499,209

	Shares	Value
ENERGY: 1.4%
Oil, Gas & Consumable Fuels: 1.4%
S-Oil Corp., Pfd.	50,188	$2,260,043

Total Energy		2,260,043

TOTAL PREFERRED EQUITIES		41,943,886

(Cost $22,680,753)

TOTAL INVESTMENTS: 102.8%		168,531,075
(Cost $110,624,386c)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (2.8%)		(4,662,067)

NET ASSETS: 100.0%		$163,869,008

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $111,533,523 and net unrealized appreciation consists of:

Gross unrealized appreciation	$61,498,809
Gross unrealized depreciation	(4,501,257)

Net unrealized appreciation	$56,997,552

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	79

PORTFOLIO MANAGERS
Lydia So, CFA
Lead Manager
Kenichi Amaki	Beini Zhou, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$19.28	$19.29
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.48%	1.30%
After Fee Waiver and Reimbursement[2]	1.47%	1.25%
Portfolio Statistics
Total # of Positions		74
Net Assets		$540.1 million
Weighted Average Market Cap		$1.1 billion
Portfolio Turnover[3]		48.29%
Benchmark
MSCI AC Asia ex Japan Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews Asia Small Companies Fund returned –0.67% (Investor Class) and –0.57% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, returned –1.77%. For the quarter ending June 30, 2016, the Matthews Asia Small Companies Fund returned 0.52% (Investor Class) and 0.57% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, returned –0.22%.

Market Environment:

After a roller-coaster ride to the start of the first quarter, equity markets continued to be sensitive to global macroeconomic events in the second quarter. The prospect of global deflation persisted while weak economic data released from China did not inspire confidence in a near-term economic rebound.

Toward the end of June, the United Kingdom passed a referendum to leave the European Union. The news sent global capital markets into panic mode as the event was unexpected, not priced in by markets and considered a “Black Swan” event. Although global equity markets stabilized in subsequent days, Brexit added more uncertainty to already fragile economic sentiment in Europe. Asian equity markets also sold off on the Brexit announcement but recovered somewhat in subsequent days as markets digested the news. Both the euro and British pound depreciated against the U.S. dollar following the Brexit announcement.

Performance Contributors and Detractors:

During the quarter, our Southeast Asian portfolio holdings, not including Malaysia, performed better relative to our holdings in North Asia. Holdings in information technology, materials, consumer staples and financials were positive contributors, whereas some holdings in consumer discretionary performed poorly. For example, China Distance Education, a Chinese internet-based education company, was the largest performance detractor. The company delivered below market expectation earnings results and a subdued growth outlook on the back of weak demand for test preparation courses for accounting and engineering in a slowing economy.

On the other hand, our long-term holdings in Sunny Optical Technology, ARA Asset Management and Fairwood Holdings performed well. These holdings were top contributors during the quarter thanks to strong operational performance that translated into solid earnings growth. It is encouraging to see these companies performing well in their respective industries in the midst of a slow-growth environment.

Notable Portfolio Changes:

We made a few adjustments to the portfolio during the quarter by shedding holdings that performed below our expectations. We exited Ipca Laboratories, an Indian pharmaceutical holding, due to concerns surrounding regulatory issues. The U.S. FDA issued warning letters to several of Ipca’s facilities, which would negatively affect the company’s ability to export its products to key markets. We feel that the resolution process could be time consuming and hence erode the company’s growth visibility.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

80	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception		Inception Date
Investor Class (MSMLX)	0.52%	-0.67%	-15.10%	1.27%	0.73%	11.36%		9/15/2008
Institutional Class (MISMX)	0.57%	-0.57%	-14.89%	1.50%	n.a.	0.28%		4/30/2013
MSCI AC Asia ex Japan Small Cap Index[4]	-0.22%	-1.77%	-14.70%	1.30%	-0.57%	7.18%	[5]
Lipper Pacific ex Japan Funds Category Average[6]	1.49%	2.44%	-7.73%	2.81%	0.84%	7.26%	[7]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	Calculated from 9/15/08.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

7	Calculated from 9/30/08.

TOP TEN HOLDINGS[8]
	Sector	Country	% of Net Assets
Vitasoy International Holdings, Ltd.	Consumer Staples	China/Hong Kong	2.8%
Fairwood Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.7%
PChome Online, Inc.	Information Technology	Taiwan	2.5%
Aerospace Industrial Development Corp.	Industrials	Taiwan	2.3%
ARA Asset Management, Ltd.	Financials	Singapore	2.3%
i-SENS, Inc.	Health Care	South Korea	1.9%
Value Partners Group, Ltd.	Financials	China/Hong Kong	1.9%
Clear Media, Ltd.	Consumer Discretionary	China/Hong Kong	1.9%
Lifetech Scientific Corp.	Health Care	China/Hong Kong	1.9%
Delfi, Ltd.	Consumer Staples	Singapore	1.8%
% OF ASSETS IN TOP TEN			22.0%

8	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	81

COUNTRY ALLOCATION (%)[9,10]
China/Hong Kong	26.9
Taiwan	14.8
South Korea	13.5
India	13.5
Thailand	6.7
Singapore	6.6
Indonesia	6.2
Malaysia	4.2
Philippines	3.5
Vietnam	0.8
Cash and Other Assets, Less Liabilities	3.3

SECTOR ALLOCATION (%)[10]
Industrials	20.7
Consumer Discretionary	19.1
Information Technology	14.8
Financials	13.3
Consumer Staples	13.1
Health Care	11.6
Materials	4.1
Cash and Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)[10,11]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	4.0
Small Cap (under $3B)	92.7
Cash and Other Assets, Less Liabilities	3.3

9	Not all countries where the Fund may invest are included in the benchmark index.

10	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

11	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

We initiated new positions in companies that, we believe, are beneficiaries of evolving consumption trends, including Macauto Industrial. The Taiwanese company is a manufacturer of automotive sunshades, which has been growing nicely due to the greater penetration of sunroofs in new cars and respectable profitability as a result of competitive cost structure and technologies. Another new addition to the portfolio was Yonwoo in South Korea. The company specializes in manufacturing packaging materials such as pumps and tubes for cosmetic companies in Korea and globally. We like Yonwoo’s focus on product quality, its close relationship with cosmetic brands and its prudent expansion plans. We believe the company should be well-positioned given the rising consumption of skin care and color cosmetic products in the emerging parts of Asia.

Outlook:

The uncertainty over Brexit’s political transmission mechanism will likely linger in the coming months. In addition, the anxiety surrounding the potential social and economic impact resulting from Brexit will continue to weigh on the economy and financial markets in the European region. Within Asia, companies that have meaningful exposure to European markets may face a more challenging operating environment and volatile currency movements.

From our portfolio’s perspective, we have a long-standing bias toward investing in companies that are beneficiaries of Asia’s domestic demand. To be fair, parts of Asia have also experienced their fair share of political issues and rising debt levels in recent years, thereby, dampening consumer sentiment and stock performance. Macroeconomic noise is beyond our control but sharp market corrections present a buying opportunity to invest in quality companies at more attractive valuations. We reiterate that Asia’s secular development of domestic service industries and the adoption of technologies in households and businesses present strong growth opportunities. We continue to have conviction in companies in our portfolio that are prudent capital allocators and are well-positioned to adapt to Asia’s dynamic consumption landscape.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

82	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.7%

	Shares	Value
CHINA/HONG KONG: 26.9%
Vitasoy International Holdings, Ltd.	8,458,000	$15,386,532
Fairwood Holdings, Ltd.	3,767,500	14,589,660
Value Partners Group, Ltd.	11,123,000	10,299,835
Clear Media, Ltd.	11,595,000	10,134,686
Lifetech Scientific Corp.[b]	54,248,000	10,112,933
Sunny Optical Technology Group Co., Ltd.	2,804,000	9,872,459
Bitauto Holdings, Ltd. ADR[b]	339,300	9,147,528
SITC International Holdings Co., Ltd.	15,951,000	8,390,957
Qingdao Port International Co., Ltd. H Shares	17,665,000	8,047,914
Kerry Logistics Network, Ltd.	6,012,500	7,769,229
51job, Inc. ADR[b]	243,000	7,122,330
Best Pacific International Holdings, Ltd. H Shares	9,110,000	6,828,975
eHi Car Services, Ltd. ADR[b]	662,035	6,693,174
Genscript Biotech Corp.[b]	38,918,000	6,028,957
Regina Miracle International Holdings, Ltd.[b]	4,157,052	5,516,389
China Distance Education Holdings, Ltd. ADR	508,400	5,256,856
YGM Trading, Ltd.	5,383,000	2,879,500
IMAX China Holding, Inc.[b]	208,000	1,026,541

Total China/Hong Kong		145,104,455

TAIWAN: 14.8%
PChome Online, Inc.	1,228,241	13,614,701
Aerospace Industrial Development Corp.	9,035,000	12,393,075
Merida Industry Co., Ltd.	1,965,000	8,319,829
Adlink Technology, Inc.	3,895,051	8,094,116
Sunny Friend Environmental Technology Co., Ltd.	1,600,000	7,580,130
Addcn Technology Co., Ltd.	1,019,500	7,498,901
Macauto Industrial Co., Ltd.	1,234,000	6,310,359
Voltronic Power Technology Corp.	406,848	5,687,314
FineTek Co., Ltd.	1,862,940	4,322,761
Kerry TJ Logistics Co., Ltd.	2,864,000	3,762,747
Poya International Co., Ltd.	209,000	2,330,667

Total Taiwan		79,914,600

SOUTH KOREA: 13.5%
i-SENS, Inc.[b]	324,337	10,393,686
NICE Holdings Co., Ltd.	449,430	8,141,328
Yonwoo Co., Ltd.[b]	167,375	6,873,014
Hy-Lok Corp.	342,710	6,611,304
LIG Nex1 Co., Ltd.	75,670	6,430,211
Value Added Technologies Co., Ltd.	195,360	6,408,705
Silicon Works Co., Ltd.	215,013	6,212,681
Interpark Corp.	395,033	5,689,540
Dexter Studios Co., Ltd.[b]	314,884	5,574,104
Cell Biotech Co., Ltd.	104,679	5,467,779
Medy-Tox, Inc.	14,135	5,346,083

Total South Korea		73,148,435

	Shares	Value
INDIA: 13.5%
GRUH Finance, Ltd.	1,986,143	$8,462,166
Supreme Industries, Ltd.	586,973	7,958,331
Berger Paints India, Ltd.	1,799,106	7,381,556
Bajaj Corp., Ltd.	1,228,277	7,086,537
Mindtree, Ltd.	710,104	7,010,127
AIA Engineering, Ltd.	451,471	6,894,827
CRISIL, Ltd.	219,411	6,553,124
Page Industries, Ltd.	29,960	6,234,259
LA Opala RG, Ltd.	645,536	5,286,395
Emami, Ltd.	308,348	5,040,350
Gujarat Pipavav Port, Ltd.[b]	2,036,929	4,937,721

Total India		72,845,393

THAILAND: 6.7%
KCE Electronics Public Co., Ltd.	3,337,300	7,935,166
Supalai Public Co., Ltd.	10,179,500	6,940,906
Bangkok Chain Hospital Public Co., Ltd.	18,966,275	6,708,750
Aeon Thana Sinsap Thailand Public Co., Ltd.	2,234,400	6,120,120
Forth Smart Service Public Co., Ltd.	10,620,000	4,842,993
Plan B Media Public Co., Ltd. F Shares	22,287,900	3,370,244
Aeon Thana Sinsap Thailand Public Co., Ltd. NVDR	88,700	242,953

Total Thailand		36,161,132

SINGAPORE: 6.6%
ARA Asset Management, Ltd.	11,869,818	12,175,459
Delfi, Ltd.	4,597,600	9,937,947
Raffles Medical Group, Ltd.	7,021,000	7,884,191
iFAST Corp., Ltd.	7,443,000	5,490,271

Total Singapore		35,487,868

INDONESIA: 6.2%
PT Sumber Alfaria Trijaya	167,969,200	7,658,061
PT Selamat Sempurna	21,482,500	7,609,317
PT Bank Tabungan Pensiunan Nasional[b]	33,715,400	6,302,898
PT Astra Otoparts	42,448,625	6,007,866
PT Ultrajaya Milk Industry & Trading Co.[b]	17,446,900	5,678,083

Total Indonesia		33,256,225

MALAYSIA: 4.2%
Karex BHD	13,856,625	8,303,671
7-Eleven Malaysia Holdings BHD	23,095,300	7,772,185
GD Express Carrier BHD	18,008,900	6,902,789

Total Malaysia		22,978,645

PHILIPPINES: 3.5%
Concepcion Industrial Corp.	8,191,900	8,183,629
Security Bank Corp.	1,666,597	6,817,991
Philippine Seven Corp.	1,454,751	3,815,848

Total Philippines		18,817,468

matthewsasia.com | 800.789.ASIA	83

Matthews Asia Small Companies Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
VIETNAM: 0.8%
DHG Pharmaceutical JSC	995,900	$4,599,072

Total Vietnam		4,599,072

TOTAL INVESTMENTS: 96.7%		522,313,293
(Cost $489,572,512c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.3%		17,751,057

NET ASSETS: 100.0%		$540,064,350

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $490,069,442 and net unrealized appreciation consists of:

Gross unrealized appreciation	$93,174,716
Gross unrealized depreciation	(60,930,865)

Net unrealized appreciation	$32,243,851

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

84	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Tiffany Hsiao, CFA
Lead Manager
Kenichi Amaki
Co-Manager

FUND FACTS
Investor
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$8.27
Initial Investment	$2,500
Gross Expense Ratio[1]	2.10%
After Fee Waiver and Reimbursement[2]	1.50%
Portfolio Statistics
Total # of Positions	38
Net Assets	$18.4 million
Weighted Average Market Cap	$1.5 billion
Portfolio Turnover[3]	72.49%
Benchmark
MSCI China Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2016, the Matthews China Small Companies Fund returned –5.92% while its benchmark, the MSCI China Small Cap Index, retreated –10.67%. For the quarter ending June 30, the Fund returned 0.12% while its benchmark returned –1.85%.

Market Environment:

Global markets were off to a rough start in 2016 as declining oil prices triggered fears of widespread recession and default risk. The recovery in commodity prices during the early part of the second quarter drove markets higher as the risks of default across the energy and commodity complex were seemingly reduced. However, political uncertainty continued to play a big hand in volatility across global markets. Although China is not immune to global uncertainty, its equity markets fared relatively better—especially late in the second quarter. The Fund’s relative outperformance against the benchmark reflects the view that even if events, such as Brexit, trigger uncertainty about the future of the European Union, China has enough tools to muddle through the crisis. These tools include fiscal spending, interest rate adjustments and currency management. It also helps that China is still relatively insulated from global turbulence due to its capital flow restrictions. We expect China to remain focused on its own structural reform initiatives to transition from an investment-driven model to a consumption-driven one, amid external distractions.

Performance Contributors and Detractors:

During the first half of 2016, the biggest contributors to the Fund’s relative outperformance versus the benchmark were the consumer discretionary and industrial sectors due to good stock selection. The biggest drag on Fund’s relative performance came from holdings in the financials and health care sectors.

Two of our best-performing stocks were Sunny Optical Technology, a premier Chinese optical lens and module provider, and Minth Group, a leading branded auto parts manufacturer. Both Sunny Optical and Minth grew by diversifying and expanding their product categories and applications. They showed impressive, strong execution capabilities versus that of their competition.

Among our top detractors of Fund performance during the second quarter were Lee’s Pharmaceutical Holdings and China Biologic Products. Both are health care companies, which were impacted by policy uncertainty. We believe Chinese pharmaceutical companies will face increasing headwinds in the coming years as the government pushes through significant health care reforms. Being a relatively small player in this negative regulatory environment will be taxing on Lee’s growth. China Biologic Products is in a better position to defend its market share and profitability given that there is a shortage and demand for its products.

Notable Portfolio Changes:

We exited TAL Education Group during the quarter as the position had done well for us over the years, and we believed its market capitalization had surpassed our ideal level. We also exited our positions related to natural gas distribution and equipment given the persistent disappointment in both volumes and prices in that sector. Within the health care sector, we also repositioned our holdings toward companies that may be subject to less risk of drug price reforms. As a result, we exited our position in Lee’s Pharmaceutical Holdings.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.
3	The lesser of fiscal year 2015 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	85

PERFORMANCE AS OF JUNE 30, 2016
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MCSMX)	0.12%	-5.92%	-15.96%	4.60%	-0.21%	-1.00%	5/31/2011
MSCI China Small Cap Index[4]	-1.85%	-10.67%	-27.94%	2.29%	-1.51%	-2.61%
Lipper China Region Funds Category Average[5]	-0.10%	-5.50%	-19.94%	3.18%	-0.21%	-0.95%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Minth Group, Ltd.	Consumer Discretionary	4.7%
Wuxi Little Swan Co., Ltd.	Consumer Discretionary	4.5%
SITC International Holdings Co., Ltd.	Industrials	4.5%
Voltronic Power Technology Corp.	Industrials	4.1%
Value Partners Group, Ltd.	Financials	3.9%
China Biologic Products, Inc.	Health Care	3.6%
Yuexiu Transport Infrastructure, Ltd.	Industrials	3.6%
KWG Property Holding, Ltd.	Financials	3.4%
Sunny Optical Technology Group Co., Ltd.	Information Technology	3.2%
Fairwood Holdings, Ltd.	Consumer Discretionary	3.2%
% OF ASSETS IN TOP TEN		38.7%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

86	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

Despite the macroeconomic uncertainty in China, the government is taking steps to correct its structural issues. This should provide a healthier macro outlook over the long run for businesses operating in China. For the time being, we continue to focus on innovative and capital-efficient small companies that stay relatively insulated from the macro slowdown. We will continue to focus on companies with sustainable quality earnings streams, strong cash flows and good balance sheets that can better weather uncertain economic conditions. We still find sectors, such as industrial automation, health care and increasingly consumer discretionary, to be among the most attractive from a secular growth perspective.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	81.1
Taiwan	10.6
South Korea	2.0
Cash and Other Assets, Less Liabilities	6.3

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	29.4
Industrials	29.0
Health Care	13.3
Financials	11.3
Information Technology	8.3
Consumer Staples	2.4
Cash and Other Assets, Less Liabilities	6.3

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	7.9
Small Cap (under $3B)	85.8
Cash and Other Assets, Less Liabilities	6.3

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

matthewsasia.com | 800.789.ASIA	87

Matthews China Small Companies Fund

June 30, 2016

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.7%

	Shares	Value
CONSUMER DISCRETIONARY: 29.4%
Household Durables: 7.2%
Wuxi Little Swan Co., Ltd. B Shares	244,017	$838,520
Nien Made Enterprise Co., Ltd.[b]	27,000	246,329
Guangzhou Holike Creative Home Co., Ltd. A Shares	52,078	245,643

		1,330,492

Auto Components: 7.0%
Minth Group, Ltd.	266,000	858,883
Hu Lane Associate, Inc.	100,000	433,419

		1,292,302

Textiles, Apparel & Luxury Goods: 5.4%
Best Pacific International Holdings, Ltd. H Shares	742,000	556,213
Regina Miracle International Holdings, Ltd.[b]	331,000	439,236

		995,449

Media: 5.1%
Clear Media, Ltd.	484,000	423,043
Dexter Studios Co., Ltd.[b]	21,195	375,196
IMAX China Holding, Inc.[b]	27,200	134,240

		932,479

Hotels, Restaurants & Leisure: 4.7%
Fairwood Holdings, Ltd.	153,000	592,493
Tuniu Corp. ADR[a]	32,100	270,603

		863,096

Total Consumer Discretionary		5,413,818

INDUSTRIALS: 29.0%
Transportation Infrastructure: 6.5%
Yuexiu Transport Infrastructure, Ltd.	1,018,000	656,787
Qingdao Port International Co., Ltd. H Shares	1,206,000	549,436

		1,206,223

Marine: 4.5%
SITC International Holdings Co., Ltd.	1,569,000	825,366

Electrical Equipment: 4.1%
Voltronic Power Technology Corp.	54,261	758,513

Road & Rail: 3.2%
eHi Car Services, Ltd. ADR[b]	57,600	582,336

Professional Services: 3.0%
51job, Inc. ADR[b]	18,624	545,869

Machinery: 2.9%
TK Group Holdings, Ltd.	2,114,000	539,464

Air Freight & Logistics: 2.6%
Kerry Logistics Network, Ltd.	375,000	484,567

Commercial Services & Supplies: 2.2%
Sunny Friend Environmental Technology Co., Ltd.	87,000	412,170

Total Industrials		5,354,508

	Shares	Value
HEALTH CARE: 13.3%
Biotechnology: 6.1%
China Biologic Products, Inc.[b]	6,200	$659,184
Shanghai Haohai Biological Technology Co., Ltd. H Shares	98,000	456,558

		1,115,742

Health Care Equipment & Supplies: 3.5%
Lifetech Scientific Corp.[b]	1,972,000	367,621
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	500,000	286,510

		654,131

Life Sciences Tools & Services: 2.1%
Genscript Biotech Corp.[b]	2,524,000	391,004

Pharmaceuticals: 1.6%
SSY Group, Ltd.	889,022	287,919

Total Health Care		2,448,796

FINANCIALS: 11.3%
Real Estate Management & Development: 6.5%
KWG Property Holding, Ltd.	1,089,000	635,681
Beijing Properties Holdings, Ltd.[b]	5,374,000	344,171
China Jinmao Holdings Group, Ltd.	758,000	214,479

		1,194,331

Capital Markets: 3.8%
Value Partners Group, Ltd.	771,000	713,942

Diversified Financial Services: 1.0%
China Merchants China Direct Investments, Ltd.	136,000	181,947

Total Financials		2,090,220

INFORMATION TECHNOLOGY: 8.3%
Electronic Equipment, Instruments & Components: 4.2%
Sunny Optical Technology Group Co., Ltd.	170,000	598,544
Technovator International, Ltd.	358,000	183,522
China High Precision Automation Group, Ltd.[b,c]	195,000	251

		782,317

Technology Hardware, Storage & Peripherals: 3.0%
Adlink Technology, Inc.	261,868	544,175

Software: 1.1%
Chanjet Information Technology Co., Ltd. H Shares[a]	173,000	196,378

Total Information Technology		1,522,870

CONSUMER STAPLES: 2.4%
Food Products: 2.4%
Vitasoy International Holdings, Ltd.	244,000	443,877

Total Consumer Staples		443,877

88	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

June 30, 2016

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 93.7%	$17,274,089
(Cost $17,149,197d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 6.3%	1,156,717

NET ASSETS: 100.0%	$18,430,806

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2- A).

b	Non-income producing security.

c	Illiquid security, trading was halted at June 30, 2016.

d	Cost for federal income tax purposes is $17,149,197 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,300,036
Gross unrealized depreciation	(2,175,144)

Net unrealized appreciation	$124,892

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	89

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2016. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: Currently, a 2.00% redemption fee will be assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. Effective April 30, 2015, Funds other than the Covered Funds discontinued the assessment of a 2.00% redemption fee, as approved by the Board of Trustees. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is also imposed to discourage short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that you purchased your shares, and first redeem the shares that you have held the longest.

The Covered Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds’ prospectus.

90	MATTHEWS ASIA FUNDS

Index Definitions

The Markit iBoxx Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Philippines, Thailand and Singapore.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI All Country Asia Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

matthewsasia.com | 800.789.ASIA	91

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

92	MATTHEWS ASIA FUNDS

June 30, 2016

	INVESTOR CLASS					INSTITUTIONAL CLASS
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/16– 6/30/16[2]		Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/16– 6/30/16[2]
ASIA FIXED INCOME STRATEGIES
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$1,058.30	1.15%	$5.89		$1,000.00	$1,058.60	0.90%	$4.61
Hypothetical 5% Return	$1,000.00	$1,030.58	1.15%	$5.81		$1,000.00	$1,029.34	0.90%	$4.54
Matthews Asia Credit Opportunities Fund*
Actual Fund Return	$1,000.00	$1,014.60	1.15%	$1.96	[3]	$1,000.00	$1,014.10	0.90%	$1.54	[3]
Hypothetical 5% Return	$1,000.00	$1,030.58	1.15%	$5.81	[2]	$1,000.00	$1,029.34	0.90%	$4.54	[2]

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,070.50	1.11%	$5.71		$1,000.00	$1,070.80	0.94%	$4.84
Hypothetical 5% Return	$1,000.00	$1,030.38	1.11%	$5.60		$1,000.00	$1,029.54	0.94%	$4.74
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,065.00	1.09%	$5.60		$1,000.00	$1,066.60	0.93%	$4.78
Hypothetical 5% Return	$1,000.00	$1,030.28	1.09%	$5.50		$1,000.00	$1,029.49	0.93%	$4.69
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$991.30	1.21%	$5.99		$1,000.00	$992.40	1.02%	$5.05
Hypothetical 5% Return	$1,000.00	$1,030.88	1.21%	$6.11		$1,000.00	$1,029.94	1.02%	$5.15

ASIA VALUE STRATEGY
Matthews Asia Value Fund
Actual Fund Return	$1,000.00	$1,032.50	1.50%	$7.58		$1,000.00	$1,033.60	1.25%	$6.32
Hypothetical 5% Return	$1,000.00	$1,032.32	1.50%	$7.58		$1,000.00	$1,031.08	1.25%	$6.31

ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund
Actual Fund Return	$1,000.00	$1,066.80	1.63%	$8.38		$1,000.00	$1,069.10	1.25%	$6.43
Hypothetical 5% Return	$1,000.00	$1,032.97	1.63%	$8.24		$1,000.00	$1,031.08	1.25%	$6.31
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,036.50	1.15%	$5.82		$1,000.00	$1,037.20	0.94%	$4.76
Hypothetical 5% Return	$1,000.00	$1,030.58	1.15%	$5.81		$1,000.00	$1,029.54	0.94%	$4.74
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,040.40	1.10%	$5.58		$1,000.00	$1,041.20	0.90%	$4.57
Hypothetical 5% Return	$1,000.00	$1,030.33	1.10%	$5.55		$1,000.00	$1,029.34	0.90%	$4.54
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$985.90	1.45%	$7.16		$1,000.00	$986.90	1.25%	$6.18
Hypothetical 5% Return	$1,000.00	$1,032.07	1.45%	$7.33		$1,000.00	$1,031.08	1.25%	$6.31
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$1,106.50	1.50%	$7.86		$1,000.00	$1,108.10	1.25%	$6.55
Hypothetical 5% Return	$1,000.00	$1,032.32	1.50%	$7.58		$1,000.00	$1,031.08	1.25%	$6.31
Matthews Asia Innovators Fund**
Actual Fund Return	$1,000.00	$952.10	1.20%	$5.82		$1,000.00	$953.00	0.97%	$4.71
Hypothetical 5% Return	$1,000.00	$1,030.83	1.20%	$6.06		$1,000.00	$1,029.69	0.97%	$4.90
Matthews China Fund
Actual Fund Return	$1,000.00	$878.90	1.21%	$5.65		$1,000.00	$879.30	1.09%	$5.09
Hypothetical 5% Return	$1,000.00	$1,030.88	1.21%	$6.11		$1,000.00	$1,030.28	1.09%	$5.50
Matthews India Fund
Actual Fund Return	$1,000.00	$1,017.80	1.13%	$5.67		$1,000.00	$1,018.90	0.90%	$4.52
Hypothetical 5% Return	$1,000.00	$1,030.48	1.13%	$5.70		$1,000.00	$1,029.34	0.90%	$4.54
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,062.70	0.92%	$4.72		$1,000.00	$1,063.20	0.85%	$4.36
Hypothetical 5% Return	$1,000.00	$1,029.44	0.92%	$4.64		$1,000.00	$1,029.09	0.85%	$4.29

*	Commenced operations on April 29, 2016.

**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.

2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, then divided by 366.

3	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 62 days, then divided by 366.

matthewsasia.com | 800.789.ASIA	93

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/16– 6/30/16[2]	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/16– 6/30/16[2]
ASIA GROWTH STRATEGIES (continued)
Matthews Korea Fund
Actual Fund Return	$1,000.00	$996.70	1.13%	$5.61	$1,000.00	$998.40	0.92%	$4.57
Hypothetical 5% Return	$1,000.00	$1,030.48	1.13%	$5.70	$1,000.00	$1,029.44	0.92%	$4.64

ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$993.30	1.48%	$7.33	$1,000.00	$994.30	1.25%	$6.20
Hypothetical 5% Return	$1,000.00	$1,032.22	1.48%	$7.48	$1,000.00	$1,031.08	1.25%	$6.31
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$940.80	1.50%	$7.24
Hypothetical 5% Return	$1,000.00	$1,032.32	1.50%	$7.58

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.

2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, then divided by 366.

94	MATTHEWS ASIA FUNDS

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Statements of Assets and Liabilities (unaudited)

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund*	Matthews Asian Growth and Income Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$61,596,570	$11,731,427	$2,853,045,775
Affiliated issuers	—	—	—
Total investments	61,596,570	11,731,427	2,853,045,775
Cash	2,187,449	921,879	116,985,751
Segregated foreign currency at value (B)	—	—	—
Foreign currency at value (B) (Note 2-C)	—	—	3,476,144
Dividends, interest and other receivable—Unaffiliated issuers	1,121,522	164,847	7,953,392
Dividends receivable—Affiliated issuers	—	—	—
Receivable for securities sold	—	—	355,628
Receivable for capital shares sold	6,662	10,000	14,550,261
Due from Advisor (Note 5)	—	—	—
Deferred offering costs (Note 2-E)	—	29,686	—
Unrealized appreciation on forward foreign currency exchange contracts	173,128	—	—
Prepaid expenses and other assets	36,971	14,334	223,509
TOTAL ASSETS	65,122,302	12,872,173	2,996,590,460
LIABILITIES:
Payable for securities purchased	1,756,491	—	1,934,916
Payable for capital shares redeemed	12,411	—	6,124,740
Cash overdraft	—	—	—
Deferred foreign capital gains tax liability (Note 2-G)	19,355	—	—
Due to Advisor (Note 5)	26,482	1,195	1,601,039
Administration and accounting fees payable	1,243	158	58,645
Administration and shareholder servicing fees payable	7,238	1,449	343,738
Custodian fees payable	—	1,129	191,185
Intermediary service fees payable (Note 5)	11,057	324	808,878
Professional fees payable	18,101	3,468	38,920
Transfer agent fees payable	727	304	21,057
Printing fees payable	—	—	182,460
Offering costs (Note 2-E)	—	35,760	—
Accrued other expenses payable	7,064	—	—
TOTAL LIABILITIES	1,860,169	43,787	11,305,578
NET ASSETS	$63,262,133	$12,828,386	$2,985,284,882
NET ASSETS:
Investor Class	$52,280,714	$7,745,749	$2,035,934,986
Institutional Class	10,981,419	5,082,637	949,349,896
TOTAL	$63,262,133	$12,828,386	$2,985,284,882

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
1	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

96	MATTHEWS ASIA FUNDS

June 30, 2016

Matthews Asia Dividend Fund[1]	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

$4,049,687,664	$154,721,554	$1,721,946	$10,484,557	$667,842,832	$6,107,637,918

566,043,628	—	—	—	—	586,616,690
4,615,731,292	154,721,554	1,721,946	10,484,557	667,842,832	6,694,254,608
46,583,900	6,930,024	268,171	284,705	—	242,998,423
72,748	—	—	—	—	—
12,693,013	287,183	153	—	448,428	3,028,863
22,863,142	1,591,658	4,059	44,016	717,178	16,817,066
325,544	—	—	—	—	—
21,133,333	569,061	—	—	19,102,629	12,331,196
7,057,762	1,079,561	—	2,649	1,120,571	26,350,255
—	—	13,568	309	—	—
240	—	51,310	—	—	—
—	—	—	—	—	—
80,057	64,118	29,989	48,525	67,548	145,578
4,726,541,031	165,243,159	2,089,196	10,864,761	689,299,186	6,995,925,989

622,856	461,664	—	—	3,914,989	—
6,503,154	236,051	203	5,055	1,713,685	5,009,895
—	—	—	—	1,064,261	—
66,976	—	—	—	122,956	—
2,546,069	86,029	—	—	367,620	3,659,919
93,177	3,054	38	220	13,493	132,611
535,666	18,471	231	1,265	78,929	752,950
147,294	—	—	—	—	407,321
1,106,107	36,716	—	—	177,443	1,097,624
52,656	17,331	6,694	13,223	29,500	80,132
127,239	3,038	84	383	6,825	74,019
176,598	—	—	—	8,774	145,189
—	—	60,123	—	—	—
73,749	—	—	—	—	—
12,051,541	862,354	67,373	20,146	7,498,475	11,359,660
$4,714,489,490	$164,380,805	$2,021,823	$10,844,615	$681,800,711	$6,984,566,329

$2,709,574,471	$144,922,923	$1,873,953	$4,947,618	$476,134,562	$2,638,611,508
2,004,915,019	19,457,882	147,870	5,896,997	205,666,149	4,345,954,821
$4,714,489,490	$164,380,805	$2,021,823	$10,844,615	$681,800,711	$6,984,566,329

matthewsasia.com | 800.789.ASIA	97

Statements of Assets and Liabilities (unaudited) (continued)

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund*	Matthews Asian Growth and Income Fund
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	5,041,652	767,974	119,679,357
Institutional Class	1,059,764	504,013	55,863,477
TOTAL	6,101,416	1,271,987	175,542,834
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.37	$10.09	$17.01
Institutional Class, offering price and redemption price	$10.36	$10.08	$16.99
NET ASSETS CONSIST OF:
Capital paid-in	$65,640,076	$12,715,496	$2,566,980,889
Undistributed (distributions in excess of) net investment income (loss)	274,982	(1,913)	(9,840,813)
Undistributed/accumulated net realized gain (loss) on investments, and foreign currency related transactions	(2,555,214)	32	94,158,578
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	(97,711)	114,771	333,986,228
NET ASSETS	$63,262,133	$12,828,386	$2,985,284,882
(A) Investments at cost:
Unaffiliated issuers	$61,839,303	$11,616,656	$2,519,090,988
Affiliated issuers	—	—	—
Total investments at cost	$61,839,303	$11,616,656	$2,519,090,988
(B) Foreign currency at cost	$—	$—	$3,476,144

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
1	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

June 30, 2016

Matthews Asia Dividend Fund[1]	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

167,625,677	10,764,098	184,306	533,767	21,784,140	107,763,133
124,066,128	1,445,251	14,560	634,975	9,337,051	177,464,640
291,691,805	12,209,349	198,866	1,168,742	31,121,191	285,227,773

$16.16	$13.46	$10.17	$9.27	$21.86	$24.49
$16.16	$13.46	$10.16	$9.29	$22.03	$24.49

$4,032,607,326	$165,474,597	$1,962,153	$12,216,459	$547,013,254	$5,289,277,745
(8,012,188)	(157,130)	12,518	165,988	2,901,723	22,497,512
(73,704,561)	(152,978)	(10,520)	(920,513)	(21,055,517)	111,753,506
763,598,913	(783,684)	57,672	(617,319)	152,941,251	1,561,037,566
$4,714,489,490	$164,380,805	$2,021,823	$10,844,615	$681,800,711	$6,984,566,329

$3,335,348,803	$155,506,353	$1,664,278	$11,101,912	$514,779,514	$4,437,739,299
516,704,203	—	—	—	—	695,495,856
$3,852,053,006	$155,506,353	$1,664,278	$11,101,912	$514,779,514	$5,133,235,155
$12,691,740	$287,183	$153	$—	$448,428	$3,028,775

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Statements of Assets and Liabilities (unaudited) (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund*
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$7,581,382	$136,473,823	$140,207,315
Affiliated issuers	—	4,391,970	—
Total investments	7,581,382	140,865,793	140,207,315
Cash	1,138,677	10,272,293	4,590,842
Segregated foreign currency at value (B)	—	—	—
Foreign currency at value (B) (Note 2-C)	—	613,668	732,121
Dividends, interest and other receivable—Unaffiliated issuers	34,102	445,787	316,748
Receivable for securities sold	—	—	—
Receivable for capital shares sold	—	555,246	39,563
Due from Advisor (Note 5)	4,019	—	—
Prepaid expenses and other assets	37,474	42,170	38,674
TOTAL ASSETS	8,795,654	152,794,957	145,925,263
LIABILITIES:
Payable for securities purchased	131,674	39,041	—
Payable for capital shares redeemed	2,256	12,163	227,698
Cash overdraft	—	—	—
Deferred foreign capital gains tax liability (Note 2-G)	16,053	1,129,910	—
Due to Advisor (Note 5)	—	79,247	72,066
Administration and accounting fees payable	42	2,654	2,917
Administration and shareholder servicing fees payable	952	16,816	16,892
Custodian fees payable	—	—	—
Intermediary service fees payable (Note 5)	—	26,240	31,862
Professional fees payable	8,968	7,705	28,007
Transfer agent fees payable	75	1,376	4,240
Printing fees payable	12,699	—	—
Offering costs (Note 2-E)	78,684	—	—
Trustees fees payable	458	—	—
Accrued other expenses payable	—	20,475	3,508
TOTAL LIABILITIES	251,861	1,335,627	387,190
NET ASSETS	$8,543,793	$151,459,330	$145,538,073
NET ASSETS:
Investor Class	$5,608,248	$73,511,633	$107,362,389
Institutional Class	2,935,545	77,947,697	38,175,684
TOTAL	$8,543,793	$151,459,330	$145,538,073

*	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.
1	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

June 30, 2016

Matthews China Fund[1]	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

$572,727,125	$1,445,567,153	$2,889,285,493	$168,531,075	$522,313,293	$17,274,089
—	97,472,893	357,567,852	—	—	—
572,727,125	1,543,040,046	3,246,853,345	168,531,075	522,313,293	17,274,089
8,848,421	48,795,005	124,309,376	—	17,939,121	908,557
72,770	—	—	—	—	—
162,820	—	3,132,429	—	345,331	—
7,700,701	3,403,719	4,689,297	143,152	623,493	118,792
448,485	—	28,046,965	32,933,767	81,626	122,522
94,247	1,752,850	14,462,400	346,673	215,917	10,300
—	—	—	—	—	—
60,860	118,970	342,734	39,670	64,732	30,095
590,115,429	1,597,110,590	3,421,836,546	201,994,337	541,583,513	18,464,355

8,463,593	75,676	43,786,527	—	53,779	—
1,298,850	1,436,857	12,788,511	2,743,549	739,617	5,695
—	—	—	35,181,648	—	—
—	—	—	—	—	—
304,039	856,237	1,792,907	112,766	429,135	6,276
11,490	30,171	62,054	4,072	10,887	382
65,677	183,831	383,266	24,209	63,278	2,168
12,492	106,681	—	—	18,204	—
202,199	316,852	—	33,677	140,930	—
21,439	18,176	—	19,387	36,510	18,280
24,725	25,239	26,283	5,625	4,855	748
67,981	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
124,379	20,380	—	396	21,968	—
10,596,864	3,070,100	58,839,548	38,125,329	1,519,163	33,549
$579,518,565	$1,594,040,490	$3,362,996,998	$163,869,008	$540,064,350	$18,430,806

$553,369,742	$1,094,817,573	$2,159,899,237	$133,613,503	$338,550,252	$18,430,806
26,148,823	499,222,917	1,203,097,761	30,255,505	201,514,098	—
$579,518,565	$1,594,040,490	$3,362,996,998	$163,869,008	$540,064,350	$18,430,806

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Statements of Assets and Liabilities (unaudited) (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund*
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	616,320	5,896,320	9,153,256
Institutional Class	324,348	6,231,461	3,245,492
TOTAL	940,668	12,127,781	12,398,748
NET ASSET VALUE:
Investor Class, offering price and redemption price	$9.10	$12.47	$11.73
Institutional Class, offering price and redemption price	$9.05	$12.51	$11.76
NET ASSETS CONSIST OF:
Capital paid-in	$8,582,777	$135,425,984	$104,619,357
Undistributed (distributions in excess of) net investment income (loss)	58,097	1,419,800	(15,557)
Undistributed/accumulated net realized gain (loss) on investments, and foreign currency related transactions	(86,778)	1,610,159	15,527,572
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	(10,303)	13,003,387	25,406,701
NET ASSETS	$8,543,793	$151,459,330	$145,538,073
(A) Investments at cost:
Unaffiliated issuers	$7,576,334	$122,799,436	$114,802,959
Affiliated issuers	—	3,933,041	—
Total investments at cost	$7,576,334	$126,732,477	$114,802,959
(B) Foreign currency at cost	$—	$613,693	$732,109

*	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.
1	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

June 30, 2016

Matthews China Fund[1]	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

34,180,945	40,704,948	107,115,506	21,787,574	17,560,945	2,229,700
1,616,621	18,495,185	59,548,805	4,907,498	10,448,360	—
35,797,566	59,200,133	166,664,311	26,695,072	28,009,305	2,229,700

$16.19	$26.90	$20.16	$6.13	$19.28	$8.27
$16.17	$26.99	$20.20	$6.17	$19.29	$—

$579,459,949	$1,311,997,317	$3,008,775,196	$92,903,527	$528,504,847	$18,346,520
7,379,875	3,480,708	10,650,893	(530,043)	2,261,963	179,049
18,179,477	5,485,720	(96,567,009)	13,469,359	(23,426,605)	(219,743)
(25,500,736)	273,076,745	440,137,918	58,026,165	32,724,145	124,980
$579,518,565	$1,594,040,490	$3,362,996,998	$163,869,008	$540,064,350	$18,430,806

$598,229,860	$1,186,812,590	$2,484,497,003	$110,624,386	$489,572,512	$17,149,197
—	83,016,313	322,136,769	—	—	—
$598,229,860	$1,269,828,903	$2,806,633,772	$110,624,386	$489,572,512	$17,149,197
$162,832	$—	$3,127,534	$—	$345,331	$—

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Statements of Operations (unaudited)

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund*	Matthews Asian Growth and Income Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$1,514	$758	$42,500,579
Dividends—Affiliated Issuers (Note 7)	—	—	—
Interest	1,827,496	89,100	2,134,872
Foreign withholding tax	(32,288)	—	(2,728,091)
TOTAL INVESTMENT INCOME	1,796,722	89,858	41,907,360
EXPENSES:
Investment advisory fees (Note 5)	201,344	12,844	9,493,005
Administration and accounting fees (Note 5)	2,485	158	114,491
Administration and shareholder servicing fees (Note 5)	44,747	2,826	2,061,834
Accounting out-of-pocket fees	12,922	236	13,865
Custodian fees	8,236	1,133	465,101
Insurance fees	—	—	—
Intermediary service fees (Note 5)	65,000	2,819	2,616,328
Printing fees	5,819	84	170,170
Professional fees	21,261	5,269	35,580
Registration fees	13,273	84	24,302
Transfer agent fees	1,459	304	35,805
Trustees fees	1,759	84	78,488
Offering costs (Note 2-E)	—	6,074	—
Other expenses	1,919	51	35,507
TOTAL EXPENSES	380,224	31,966	15,144,476
Advisory fees waived and expenses waived or reimbursed (Note 5)	(37,218)	(11,363)	—
Administration fees waived (Note 5)	—	—	—
NET EXPENSES	343,006	20,603	15,144,476
NET INVESTMENT INCOME (LOSS)	1,453,716	69,255	26,762,884
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(556,520)	—	54,784,572
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—
Net realized gain (loss) on foreign currency related transactions	(463,163)	32	(877,816)
Net change in unrealized appreciation/depreciation on investments	3,315,473	114,771	117,588,009
Net change in deferred foreign capital gains taxes on unrealized appreciation	(18,390)	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	(126,621)	—	91,976
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred capital gains taxes	2,150,779	114,803	171,586,741

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,604,495	$184,058	$198,349,625

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
1	Consolidated Statements of Operations. See Note 2-C.

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

Six-Month Period Ended June 30, 2016

Matthews Asia Dividend Fund[1]	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

$72,593,886	$3,839,019	$19,200	$170,230	$6,996,336	$54,819,993
12,656,207	—	—	—	—	3,599,251
1,060	1	—	1	10	—
(6,644,884)	(219,786)	(1,039)	(7,236)	(644,012)	(4,400,462)
78,606,269	3,619,234	18,161	162,995	6,352,334	54,018,782

15,129,583	507,135	6,010	36,061	2,270,246	21,358,088
222,102	6,118	73	435	27,386	257,604
3,286,060	110,187	1,305	7,834	493,247	4,638,917
15,058	11,921	9,027	11,020	13,705	13,609
695,551	47,423	12,046	7,502	181,265	1,316,249
428	—	—	—	—	—
3,372,419	174,151	2,105	11,616	604,149	3,784,293
184,681	9,493	941	940	28,808	157,003
79,868	18,031	11,134	21,490	25,030	73,073
30,891	19,140	2,277	10,450	31,276	32,725
256,745	5,052	138	811	12,035	74,833
123,822	4,460	44	396	19,684	174,873
—	—	45,769	—	—	—
52,589	3,210	621	1,645	22,705	81,547
23,449,797	916,321	91,490	110,200	3,729,536	31,962,814
(78,720)	—	(78,075)	(32,502)	—	(220,772)
(78,720)	—	—	—	—	(220,772)
23,292,357	916,321	13,415	77,698	3,729,536	31,521,270
55,313,912	2,702,913	4,746	85,297	2,622,798	22,497,512

(30,860,132)	(663,354)	(10,093)	(210,482)	(1,648,454)	94,499,265
(1,884,501)	—	—	—	—	3,794,822
(474,805)	(5,740)	(427)	(369)	99,141	94,812
262,822,193	(5,895,880)	74,431	843,934	17,909,175	144,103,988
(66,976)	—	—	—	18,798	—
245,606	1,077	(13)	313	4,434	36,343
229,781,385	(6,563,897)	63,898	633,396	16,383,094	242,529,230

$285,095,297	($3,860,984)	$68,644	$718,693	$19,005,892	$265,026,742

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Statements of Operations (unaudited) (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund*
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$83,688	$2,395,660	$916,696
Dividends—Affiliated Issuers (Note 7)	—	—	—
Interest	—	—	—
Foreign withholding tax	(7,183)	(265,696)	(92,218)
TOTAL INVESTMENT INCOME	76,505	2,129,964	824,478
EXPENSES:
Investment advisory fees (Note 5)	21,642	706,895	485,711
Administration and accounting fees (Note 5)	261	5,673	5,859
Administration and shareholder servicing fees (Note 5)	4,694	102,214	105,523
Accounting out-of-pocket fees	11,296	15,394	13,674
Custodian fees	23,368	205,037	46,765
Intermediary service fees (Note 5)	4,561	116,341	132,635
Printing fees	4,437	6,196	8,619
Professional fees	13,808	23,563	20,004
Registration fees	5,485	15,269	13,831
Transfer agent fees	214	2,991	7,335
Trustees fees	145	4,237	4,170
Offering costs (Note 2-E)	26,229	—	—
Other expenses	2,004	3,545	2,521
TOTAL EXPENSES	118,144	1,207,355	846,647
Advisory fees waived and expenses waived or reimbursed (Note 5)	(73,031)	(220,456)	(6,612)
Administration fees waived (Note 5)	—	—	—
NET EXPENSES	45,113	986,899	840,035
NET INVESTMENT INCOME (LOSS)	31,392	1,143,065	(15,557)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(35,987)	3,171,686	5,175,278
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—
Net realized foreign capital gains tax	—	(448,789)	—
Net realized gain (loss) on foreign currency related transactions	1,279	(16,890)	(53,479)
Net change in unrealized appreciation/depreciation on investments	124,127	7,893,088	(13,507,926)
Net change in deferred foreign capital gains taxes on unrealized appreciation	(6,218)	530,592	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	721	309	9,379
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred capital gains taxes	83,922	11,129,996	(8,376,748)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$115,314	$12,273,061	($8,392,305)

*	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.
1	Consolidated Statements of Operations. See Note 2-C.

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

Six-Month Period Ended June 30, 2016

Matthews China Fund[1]	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

$11,935,949	$11,243,038	$20,950,786	$745,668	$5,044,347	$332,878
—	—	3,103,521	—	—	—
—	7	—	—	790	—
(962,390)	—	(2,376,131)	(123,078)	(190,264)	(10,649)
10,973,559	11,243,045	21,678,176	622,590	4,854,873	322,229

1,957,298	4,791,556	9,062,397	660,970	2,735,151	96,081
60,904	57,794	109,244	7,972	21,943	771
425,387	1,040,318	1,965,613	143,553	395,233	13,885
13,830	14,931	14,764	13,215	14,824	14,049
168,385	332,929	133,136	34,272	185,699	15,631
705,653	1,259,233	705,185	142,021	465,888	24,088
83,002	60,454	26,985	7,419	23,637	2,276
50,691	32,332	30,029	18,190	25,683	17,177
11,733	27,041	35,646	10,367	19,329	6,080
48,060	40,316	55,119	10,371	8,660	1,486
18,103	38,413	57,949	5,344	15,917	557
—	—	—	—	—	—
19,638	16,155	14,793	5,531	8,876	1,261
3,562,684	7,711,472	12,210,860	1,059,225	3,920,840	193,342

(1,868)	—	(2,893)	—	(83,760)	(48,816)
—	—	(2,893)	—	—	—
3,560,816	7,711,472	12,205,074	1,059,225	3,837,080	144,526
7,412,743	3,531,573	9,473,102	(436,635)	1,017,793	177,703

2,866,574	(5,746,000)	(36,723,529)	7,098,788	(10,197,849)	(922,006)
—	384,650	6,649,002	—	—	—
—	—	—	—	—	—
(166,503)	(249,689)	902,096	64,917	(33,518)	771

(99,904,502)	30,592,867	270,884,964	(8,539,429)	2,566,450	(521,758)

—	1,942,487	—	—	56,811	—

18,589	(17,042)	(83,609)	124,330	2,324	88

(97,185,842)	26,907,273	241,628,924	(1,251,394)	(7,605,782)	(1,442,905)

($89,773,099)	$30,438,846	$251,102,026	($1,688,029)	($6,587,989)	($1,265,202)

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Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$1,453,716	$3,111,267
Net realized gain (loss) on investments and foreign currency related transactions	(1,019,683)	(1,299,648)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	3,188,852	(2,208,664)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(18,390)	18,403
Net change in unrealized appreciation/depreciation on financial future contracts	—	(12,891)
Net increase (decrease) in net assets resulting from operations	3,604,495	(391,533)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(847,106)	(1,574,263)
Institutional Class	(190,058)	(350,781)
Net decrease in net assets resulting from distributions	(1,037,164)	(1,925,044)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(1,435,801)	(1,988,782)
REDEMPTION FEES	—	1,288
Total increase (decrease) in net assets	1,131,530	(4,304,071)
NET ASSETS:
Beginning of period	62,130,603	66,434,674
End of period (including undistributed/(distributions in excess of) net investment income of $274,982 and ($141,570), respectively)	$63,262,133	$62,130,603

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	Period Ended June 30, 2016 (unaudited) [1]
OPERATIONS:
Net investment income (loss)	$69,255
Net realized gain (loss) on investments and foreign currency related transactions	32
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	114,771
Net increase (decrease) in net assets resulting from operations	184,058
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(41,038)
Institutional Class	(30,130)
Net decrease in net assets resulting from distributions	(71,168)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	12,715,496
Total increase (decrease) in net assets	12,828,386
NET ASSETS:
Beginning of period	—
End of period (including distributions in excess of net investment income of ($1,913))	$12,828,386

1 Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$26,762,884	$85,685,483
Net realized gain (loss) on investments and foreign currency related transactions	53,906,756	160,262,613
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	117,679,985	(408,230,983)
Net increase (decrease) in net assets resulting from operations	198,349,625	(162,282,887)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(17,518,394)	(60,473,615)
Institutional Class	(9,103,627)	(25,646,657)
Realized gains on investments:
Investor Class	—	(99,500,383)
Institutional Class	—	(38,663,330)
Net decrease in net assets resulting from distributions	(26,622,021)	(224,283,985)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(55,497,091)	(979,815,420)
REDEMPTION FEES	—	181,880
Total increase (decrease) in net assets	116,230,513	(1,366,200,412)
NET ASSETS:
Beginning of period	2,869,054,369	4,235,254,781
End of period (including distributions in excess of net investment income of ($9,840,813) and ($9,981,676), respectively)	$2,985,284,882	$2,869,054,369

MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2016 (unaudited)[1]	Year Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)	$55,313,912	$100,527,128
Net realized gain (loss) on investments and foreign currency related transactions	(33,219,438)	257,971,919
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	263,067,799	(205,148,610)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(66,976)	7,302,449
Net increase (decrease) in net assets resulting from operations	285,095,297	160,652,886
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(32,718,899)	(50,178,458)
Institutional Class	(25,917,286)	(42,940,313)
Realized gains on investments:
Investor Class	—	(40,978,371)
Institutional Class	—	(30,690,700)
Net decrease in net assets resulting from distributions	(58,636,185)	(164,787,842)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(315,593,314)	(217,935,493)
REDEMPTION FEES	9	95,389
Total increase (decrease) in net assets	(89,134,193)	(221,975,060)
NET ASSETS:
Beginning of period	4,803,623,683	5,025,598,743
End of period (including distributions in excess of net investment income of ($8,012,188) and ($4,689,915), respectively)	$4,714,489,490	$4,803,623,683

1 Consolidated Statements of Changes in Net Assets. See Note 2-C.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$2,702,913	$3,500,086
Net realized gain (loss) on investments and foreign currency related transactions	(669,094)	10,269,902
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(5,894,803)	(6,469,584)
Net increase (decrease) in net assets resulting from operations	(3,860,984)	7,300,404
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(2,183,089)	(3,549,297)
Institutional Class	(309,349)	(479,873)
Realized gains on investments:
Investor Class	—	(7,116,965)
Institutional Class	—	(673,526)
Net decrease in net assets resulting from distributions	(2,492,438)	(11,819,661)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(10,185,765)	37,808,908
REDEMPTION FEES	1	13,497
Total increase (decrease) in net assets	(16,539,186)	33,303,148
NET ASSETS:
Beginning of period	180,919,991	147,616,843
End of period (including distributions in excess of net investment income of ($157,130) and ($367,605), respectively)	$164,380,805	$180,919,991

MATTHEWS ASIA VALUE FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Period Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)	$4,746	$3,161
Net realized gain (loss) on investments and foreign currency related transactions	(10,520)	(988)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	74,418	(16,746)
Net increase (decrease) in net assets resulting from operations	68,644	(14,573)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(1,748)
Institutional Class	—	(581)
Net decrease in net assets resulting from distributions	—	(2,329)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	220,584	1,749,497
Total increase (decrease) in net assets	289,228	1,732,595
NET ASSETS:
Beginning of period	1,732,595	—
End of period (including undistributed net investment income of $12,518 and $7,772, respectively)	$2,021,823	$1,732,595

1	Matthews Asia Value commenced operations on November 30, 2015.

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

MATTHEWS ASIA FOCUS FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$85,297	$170,208
Net realized gain (loss) on investments and foreign currency related transactions	(210,851)	(610,875)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	844,247	(1,483,661)
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	982
Net increase (decrease) in net assets resulting from operations	718,693	(1,923,346)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(43,929)
Institutional Class	—	(68,121)
Realized gains on investments:
Investor Class	—	(30,710)
Institutional Class	—	(30,458)
Net decrease in net assets resulting from distributions	—	(173,218)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(1,048,926)	(1,717,388)
REDEMPTION FEES	—	1,869
Total increase (decrease) in net assets	(330,233)	(3,812,083)
NET ASSETS:
Beginning of period	11,174,848	14,986,931
End of period (including undistributed net investment income of $165,988 and $80,691, respectively)	$10,844,615	$11,174,848

MATTHEWS ASIA GROWTH FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$2,622,798	$5,164,454
Net realized gain (loss) on investments and foreign currency related transactions	(1,549,313)	13,893,458
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	17,913,609	(31,515,329)
Net change on deferred foreign capital gains taxes on unrealized appreciation	18,798	120,781
Net increase (decrease) in net assets resulting from operations	19,005,892	(12,336,636)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(114,060,944)	(60,027,645)
REDEMPTION FEES	—	36,064
Total increase (decrease) in net assets	(95,055,052)	(72,328,217)
NET ASSETS:
Beginning of period	776,855,763	849,183,980
End of period (including undistributed net investment income of $2,901,723 and $278,925, respectively)	$681,800,711	$776,855,763

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$22,497,512	$130,008,860
Net realized gain (loss) on investments and foreign currency related transactions	98,388,899	665,475,960
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	144,140,331	(1,050,878,074)
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	5,827,625
Net increase (decrease) in net assets resulting from operations	265,026,742	(249,565,629)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(44,786,496)
Institutional Class	—	(72,239,388)
Realized gains on investments:
Investor Class	—	(237,860,447)
Institutional Class	—	(343,244,442)
Net decrease in net assets resulting from distributions	—	(698,130,773)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	34,124,206	(463,729,788)
REDEMPTION FEES	27	121,959
Total increase (decrease) in net assets	299,150,975	(1,411,304,231)
NET ASSETS:
Beginning of period	6,685,415,354	8,096,719,585
End of period (including undistributed net investment income of $22,497,512 and $0, respectively)	$6,984,566,329	$6,685,415,354

MATTHEWS ASIA ESG FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Period Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)	$31,392	$10,336
Net realized gain (loss) on investments and foreign currency related transactions	(34,708)	(50,753)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	124,848	(119,098)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(6,218)	(9,835)
Net increase (decrease) in net assets resulting from operations	115,314	(169,350)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(16,506)
Institutional Class	—	(20,899)
Net decrease in net assets resulting from distributions	—	(37,405)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	3,494,128	5,141,106
Total increase (decrease) in net assets	3,609,442	4,934,351
NET ASSETS:
Beginning of period	4,934,351	—
End of period (including undistributed net investment income of $58,097 and $26,705, respectively)	$8,543,793	$4,934,351

1 Matthews Asia ESG Fund commenced operations on April 30, 2015.

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

MATTHEWS EMERGING ASIA FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$1,143,065	$703,470
Net realized gain (loss) on investments and foreign currency related transactions	2,706,007	(1,091,679)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	7,893,397	(4,197,814)
Net change on deferred foreign capital gains taxes on unrealized appreciation	530,592	(730,548)
Net increase (decrease) in net assets resulting from operations	12,273,061	(5,316,571)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(35,327)
Institutional Class	—	(46,163)
Realized gains on investments:
Investor Class	—	(300,074)
Institutional Class	—	(132,999)
Net decrease in net assets resulting from distributions	—	(514,563)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(30,695,791)	43,937,018
REDEMPTION FEES	13,565	49,908
Total increase (decrease) in net assets	(18,409,165)	38,155,792
NET ASSETS:
Beginning of period	169,868,495	131,712,703
End of period (including undistributed net investment income of $1,419,800 and $276,735, respectively)	$151,459,330	$169,868,495

MATTHEWS ASIA INNOVATORS FUND	Six-Month Period Ended June 30, 2016 (unaudited)[1]	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	($15,557)	($506,623)
Net realized gain (loss) on investments and foreign currency related transactions	5,121,799	27,158,911
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(13,498,547)	(18,078,323)
Net increase (decrease) in net assets resulting from operations	(8,392,305)	8,573,965
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments:
Investor Class	—	(17,188,079)
Institutional Class	—	(4,989,441)
Net decrease in net assets resulting from distributions	—	(22,177,520)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(12,602,163)	(6,569,665)
REDEMPTION FEES	—	5,577
Total increase (decrease) in net assets	(20,994,468)	(20,167,643)
NET ASSETS:
Beginning of period	166,532,541	186,700,184
End of period (including undistributed net investment income (loss) of ($15,557) and $0, respectively)	$145,538,073	$166,532,541

1 The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2016 (unaudited)[1]	Year Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)	$7,412,743	$8,470,215
Net realized gain (loss) on investments and foreign currency related transactions	2,700,071	131,220,057
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(99,885,913)	(106,930,741)
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	4,990
Net increase (decrease) in net assets resulting from operations	(89,773,099)	32,764,521
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(7,271,979)
Institutional Class	—	(292,369)
Realized gains on investments:
Investor Class	—	(112,695,199)
Institutional Class	—	(3,998,950)
Net decrease in net assets resulting from distributions	—	(124,258,497)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(64,751,419)	(174,745,783)
REDEMPTION FEES	—	64,297
Total increase (decrease) in net assets	(154,524,518)	(266,175,462)
NET ASSETS:
Beginning of period	734,043,083	1,000,218,545
End of period (including undistributed/(distributions in excess of) net investment income of $7,379,875 and ($32,868), respectively)	$579,518,565	$734,043,083

1 Consolidated Statements of Changes in Net Assets. See Note 2-C.

MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$3,531,573	($2,170,656)
Net realized gain (loss) on investments and foreign currency related transactions	(5,611,039)	23,846,810
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	30,575,825	(62,183,356)
Net change on deferred foreign capital gains taxes on unrealized appreciation	1,942,487	6,684,572
Net increase (decrease) in net assets resulting from operations	30,438,846	(33,822,630)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(1,210,919)
Institutional Class	—	(713,191)
Realized gains on investments:
Investor Class	—	(10,496,814)
Institutional Class	—	(3,018,487)
Net decrease in net assets resulting from distributions	—	(15,439,411)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	57,774,650	469,778,771
REDEMPTION FEES	—	1,141,560
Total increase (decrease) in net assets	88,213,496	421,658,290
NET ASSETS:
Beginning of period	1,505,826,994	1,084,168,704
End of period (including undistributed/(distributions in excess of) net investment income of $3,480,708 and ($50,865), respectively)	$1,594,040,490	$1,505,826,994

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$9,473,102	$2,748,307
Net realized gain (loss) on investments and foreign currency related transactions	(29,172,431)	24,616,954
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	270,801,355	124,628,729
Net increase (decrease) in net assets resulting from operations	251,102,026	151,993,990
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	1,162,568,302	1,174,685,964
REDEMPTION FEES	—	42,911
Total increase (decrease) in net assets	1,413,670,328	1,326,722,865
NET ASSETS:
Beginning of period	1,949,326,670	622,603,805
End of period (including undistributed net investment income of $10,650,893 and $1,177,791, respectively)	$3,362,996,998	$1,949,326,670

MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	($436,635)	$423,029
Net realized gain (loss) on investments and foreign currency related transactions	7,163,705	13,649,607
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(8,415,099)	10,755,361
Net increase (decrease) in net assets resulting from operations	(1,688,029)	24,827,997
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(299,912)
Institutional Class	—	(230,197)
Realized gains on investments:
Investor Class	—	(7,587,708)
Institutional Class	—	(3,214,060)
Net decrease in net assets resulting from distributions	—	(11,331,877)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(42,110,006)	(25,043,885)
REDEMPTION FEES	1	10,431
Total increase (decrease) in net assets	(43,798,034)	(11,537,334)
NET ASSETS:
Beginning of period	207,667,042	219,204,376
End of period (including distributions in excess of net investment income of ($530,043) and ($93,408), respectively)	$163,869,008	$207,667,042

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$1,017,793	$1,492,221
Net realized gain (loss) on investments and foreign currency related transactions	(10,231,367)	(8,000,630)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,568,774	(74,037,016)
Net change on deferred foreign capital gains taxes on unrealized appreciation	56,811	378,114
Net increase (decrease) in net assets resulting from operations	(6,587,989)	(80,167,311)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(527,668)
Institutional Class	—	(972,889)
Net decrease in net assets resulting from distributions	—	(1,500,557)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(63,369,171)	15,106,280
REDEMPTION FEES	106,802	226,015
Total increase (decrease) in net assets	(69,850,358)	(66,335,573)
NET ASSETS:
Beginning of period	609,914,708	676,250,281
End of period (including undistributed net investment income of $2,261,963 and $1,244,170, respectively)	$540,064,350	$609,914,708

MATTHEWS CHINA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$177,703	$178,243
Net realized gain (loss) on investments and foreign currency related transactions	(921,235)	3,458,391
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(521,670)	(3,136,775)
Net increase (decrease) in net assets resulting from operations	(1,265,202)	499,859
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(146,067)
Realized gains on investments:
Investor Class	—	(1,644,128)
Net decrease in net assets resulting from distributions	—	(1,790,195)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(1,852,741)	743,769
REDEMPTION FEES	2,747	24,657
Total increase (decrease) in net assets	(3,115,196)	(521,910)
NET ASSETS:
Beginning of period	21,546,002	22,067,912
End of period (including undistributed net investment income of $179,049 and $1,346, respectively)	$18,430,806	$21,546,002

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31				Period Ended Dec. 31, 2011[1]
INVESTOR CLASS			2015	2014	2013	2012
Net Asset Value, beginning of period	$9.96		$10.31	$10.42	$10.84	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.23		0.47	0.46	0.40	0.37	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency	0.35		(0.53)	(0.19)	(0.48)	0.95	(0.07)
Total from investment operations	0.58		(0.06)	0.27	(0.08)	1.32	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.29)	(0.38)	(0.35)	(0.42)	(0.02)
Net realized gains on investments	–		–	–	(0.01)	–	–
Total distributions	(0.17)		(0.29)	(0.38)	(0.36)	(0.42)	(0.02)
Paid-in capital from redemption fees (Note 4)	–		– [3]	– [3]	0.02	0.01	–
Net Asset Value, end of period	$10.37		$9.96	$10.31	$10.42	$10.84	$9.93
TOTAL RETURN	5.83%	[4]	(0.58% )	2.54%	(0.50% )	13.62%	(0.52%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$52,281		$51,130	$58,594	$38,051	$29,479	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.26%	[5]	1.28%	1.27%	1.28%	1.85%	3.20%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	[5]	1.12%	1.13%	1.20%	1.17%	1.00%	[5]
Ratio of net investment income (loss) to average net assets	4.64%	[5]	4.57%	4.36%	3.75%	3.58%	2.06%	[5]
Portfolio turnover[6]	35.92%	[4]	50.09%	34.28%	48.71%	18.45%	3.66%	[4]

	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31				Period Ended Dec. 31, 2011[1]
INSTITUTIONAL CLASS			2015	2014	2013	2012
Net Asset Value, beginning of period	$9.96		$10.30	$10.42	$10.83	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.25		0.49	0.48	0.42	0.39	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, and foreign currency	0.33		(0.52)	(0.20)	(0.46)	0.94	(0.07)
Total from investment operations	0.58		(0.03)	0.28	(0.04)	1.33	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.31)	(0.40)	(0.38)	(0.44)	(0.02)
Net realized gains on investments	–		–	–	(0.01)	–	–
Total distributions	(0.18)		(0.31)	(0.40)	(0.39)	(0.44)	(0.02)
Paid-in capital from redemption fees (Note 4)	–		– [3]	– [3]	0.02	0.01	–
Net Asset Value, end of period	$10.36		$9.96	$10.30	$10.42	$10.83	$9.93
TOTAL RETURN	5.86%	[4]	(0.27% )	2.64%	(0.20% )	13.74%	(0.52%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$10,981		$11,001	$7,840	$7,662	$6,205	$5,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.04%	[5]	1.09%	1.07%	1.09%	1.70%	3.20%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	[5]	0.90%	0.93%	1.00%	1.00%	1.00%	[5]
Ratio of net investment income (loss) to average net assets	4.88%	[5]	4.81%	4.55%	3.99%	3.70%	1.96%	[5]
Portfolio turnover[6]	35.92%	[4]	50.09%	34.28%	48.71%	18.45%	3.66%	[4]

1	Commencement of operations on November 30, 2011.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Asia Credit Opportunities Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Period Ended June 30, 2016 (unaudited)[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.09
Total from investment operations	0.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)
Total distributions	(0.06)
Net Asset Value, end of period	$10.09
TOTAL RETURN	1.46%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.73%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	[4]
Ratio of net investment income (loss) to average net assets	3.47%	[4]
Portfolio turnover[5]	0.00%	[3]

INSTITUTIONAL CLASS	Period Ended June 30, 2016[1] (unaudited)
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments
and foreign currency	0.08
Total from investment operations	0.14
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)
Total distributions	(0.06)
Net Asset Value, end of period	$10.08
TOTAL RETURN	1.41%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,083
Ratio of expenses to average net assets before any reimbursement,
waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.47%	[4]
Ratio of expenses to average net assets after any reimbursement,
waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]
Ratio of net investment income (loss) to average net assets	3.55%	[4]
Portfolio turnover[5]	0.00%	[3]

1	Commenced operations on April 29, 2016.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
INVESTOR CLASS			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$16.03		$18.01	$18.91	$18.61	$15.07	$18.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.14		0.39	0.39	0.41	0.43	0.47
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.99		(1.19)	(0.50)	0.47	3.58	(2.36)
Total from investment operations	1.13		(0.80)	(0.11)	0.88	4.01	(1.89)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.42)	(0.35)	(0.46)	(0.47)	(0.47)
Net realized gains on investments	–		(0.76)	(0.44)	(0.12)	–	(0.61)
Total distributions	(0.15)		(1.18)	(0.79)	(0.58)	(0.47)	(1.08)
Paid-in capital from redemption fees (Note 4)	–		– [2]	– [2]	– [2]	– [2]	– [2]
Net Asset Value, end of period	$17.01		$16.03	$18.01	$18.91	$18.61	$15.07
TOTAL RETURN	7.05%	[3]	(4.50% )	(0.65% )	4.83%	26.90%	(10.62% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,035,935		$2,045,435	$3,052,565	$3,278,586	$3,214,984	$2,340,606
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.11%	[4]	1.09%	1.08%	1.08%	1.11%	1.12%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.11%	[4]	1.09%	1.08%	1.08%	1.11%	1.12%
Ratio of net investment income (loss) to average net assets	1.79%	[4]	2.17%	2.03%	2.14%	2.52%	2.71%
Portfolio turnover[5]	7.34%	[3]	16.48%	16.79%	15.27%	17.43%	16.54%

	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
INSTITUTIONAL CLASS			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$16.02		$18.00	$18.90	$18.60	$15.06	$18.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.16		0.42	0.42	0.44	0.45	0.52
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.97		(1.19)	(0.50)	0.48	3.58	(2.39)
Total from investment operations	1.13		(0.77)	(0.08)	0.92	4.03	(1.87)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.45)	(0.38)	(0.50)	(0.49)	(0.50)
Net realized gains on investments	–		(0.76)	(0.44)	(0.12)	–	(0.61)
Total distributions	(0.16)		(1.21)	(0.82)	(0.62)	(0.49)	(1.11)
Paid-in capital from redemption fees (Note 4)	–		– [2]	– [2]	– [2]	– [2]	– [2]
Net Asset Value, end of period	$16.99		$16.02	$18.00	$18.90	$18.60	$15.06
TOTAL RETURN	7.08%	[3]	(4.33% )	(0.48% )	5.04%	27.09%	(10.54% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$949,350		$823,619	$1,182,690	$1,120,218	$856,876	$531,493
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.94%	[4]	0.92%	0.92%	0.93%	0.97%	0.99%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.94%	[4]	0.92%	0.92%	0.93%	0.97%	0.99%
Ratio of net investment income (loss) to average net assets	2.04%	[4]	2.34%	2.19%	2.30%	2.69%	3.05%
Portfolio turnover[5]	7.34%	[3]	16.48%	16.79%	15.27%	17.43%	16.54%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2016[1] (unaudited)		Year Ended Dec. 31
INVESTOR CLASS			2015[1]	2014[1]	2013	2012	2011
Net Asset Value, beginning of period	$15.36		$15.26	$15.60	$14.58	$12.48	$14.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.18		0.29	0.30	0.32	0.36	0.36
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.82		0.31	(0.34)	1.30	2.30	(1.78)
Total from investment operations	1.00		0.60	(0.04)	1.62	2.66	(1.42)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.27)	(0.23)	(0.60)	(0.56)	(0.37)
Return of capital	–		–	(0.07)	–	–	–
Net realized gains on investments	–		(0.23)	–	–	–	(0.06)
Total distributions	(0.20)		(0.50)	(0.30)	(0.60)	(0.56)	(0.43)
Paid-in capital from redemption fees (Note 4)[3]	–		–	–	–	–	–
Net Asset Value, end of period	$16.16		$15.36	$15.26	$15.60	$14.58	$12.48
TOTAL RETURN	6.50%	[4]	3.86%	(0.32% )	11.27%	21.63%	(10.02% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,709,574		$2,757,910	$2,918,228	$3,669,690	$2,780,043	$1,930,363
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.10%	[5]	1.06%	1.06%	1.06%	1.09%	1.10%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.09%	[5]	1.05%	1.05%	1.06%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	2.43%	[5]	1.82%	1.89%	2.04%	2.65%	2.61%
Portfolio turnover[6]	11.37%	[4]	35.98%	20.06%	14.06%	9.17%	16.48%

	Six-Month Period Ended June 30, 2016[1] (unaudited)		Year Ended Dec. 31
INSTITUTIONAL CLASS			2015[1]	2014[1]	2013	2012	2011
Net Asset Value, beginning of period	$15.35		$15.26	$15.59	$14.57	$12.48	$14.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.18		0.32	0.32	0.34	0.37	0.41
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.84		0.29	(0.33)	1.30	2.29	(1.82)
Total from investment operations	1.02		0.61	(0.01)	1.64	2.66	(1.41)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.29)	(0.25)	(0.62)	(0.57)	(0.38)
Return of capital	–		–	(0.07)	–	–	–
Net realized gains on investments	–		(0.23)	–	–	–	(0.06)
Total distributions	(0.21)		(0.52)	(0.32)	(0.62)	(0.57)	(0.44)
Paid-in capital from redemption fees (Note 4)[3]	–		–	–	–	–	–
Net Asset Value, end of period	$16.16		$15.35	$15.26	$15.59	$14.57	$12.48
TOTAL RETURN	6.66%	[4]	3.93%	(0.18% )	11.43%	21.70%	(9.93% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,004,915		$2,045,713	$2,107,371	$2,124,214	$922,561	$344,502
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.94%	[5]	0.93%	0.93%	0.93%	0.97%	1.00%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.93%	[5]	0.92%	0.93%	0.93%	0.97%	1.00%
Ratio of net investment income (loss) to average net assets	2.42%	[5]	1.98%	2.02%	2.17%	2.72%	3.03%
Portfolio turnover[6]	11.37%	[4]	35.98%	20.06%	14.06%	9.17%	16.48%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
INVESTOR CLASS			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$13.79		$13.37	$13.74	$12.35	$10.06	$12.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.23		0.29	0.25	0.25	0.25	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.35)		1.01	(0.12)	1.35	2.49	(2.04)
Total from investment operations	(0.12)		1.30	0.13	1.60	2.74	(1.75)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.28)	(0.36)	(0.23)	(0.46)	(0.35)
Net realized gains on investments	–		(0.60)	(0.14)	–	–	(0.02)
Total distributions	(0.21)		(0.88)	(0.50)	(0.23)	(0.46)	(0.37)
Paid-in capital from redemption fees (Note 4)	–	[2]	– [2]	– [2]	0.02	0.01	0.01
Net Asset Value, end of period	$13.46		$13.79	$13.37	$13.74	$12.35	$10.06
TOTAL RETURN	(0.87%	)[3]	9.54%	0.93%	13.35%	27.81%	(14.44% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$144,923		$165,514	$116,954	$125,965	$59,535	$26,467
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.21%	[4]	1.19%	1.19%	1.24%	1.47%	1.52%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.21%	[4]	1.19%	1.19%	1.34%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	3.49%	[4]	1.97%	1.88%	1.94%	2.24%	2.47%
Portfolio turnover[5]	30.82%	[3]	79.91%	25.43%	20.52%	21.40%	22.31%

	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
INSTITUTIONAL CLASS			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$13.79		$13.37	$13.74	$12.34	$10.06	$12.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.27		0.28	0.28	0.33	0.22	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.38)		1.04	(0.13)	1.32	2.53	(2.01)
Total from investment operations	(0.11)		1.32	0.15	1.65	2.75	(1.71)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.30)	(0.38)	(0.26)	(0.48)	(0.38)
Net realized gains on investments	–		(0.60)	(0.14)	–	–	(0.02)
Total distributions	(0.22)		(0.90)	(0.52)	(0.26)	(0.48)	(0.40)
Paid-in capital from redemption fees (Note 4)	–	[2]	– [2]	– [2]	0.01	0.01	– [2]
Net Asset Value, end of period	$13.46		$13.79	$13.37	$13.74	$12.34	$10.06
TOTAL RETURN	(0.76%	)[3]	9.71%	1.11%	13.72%	27.90%	(14.22% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$19,458		$15,406	$30,662	$24,790	$201	$12
Ratio of expenses to average net assets	1.02%	[4]	1.00%	1.01%	1.08%	1.29%	1.31%
Ratio of net investment income (loss) to average net assets	4.13%	[4]	1.89%	2.06%	2.54%	1.87%	2.61%
Portfolio turnover[5]	30.82%	[3]	79.91%	25.43%	20.52%	21.40%	22.31%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	121

Financial Highlights (continued)

Matthews Asia Value Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.85	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.30	(0.16)
Total from investment operations	0.32	(0.14)
LESS DISTRIBUTIONS FROM:
Net investment income	–	(0.01)
Total distributions	–	(0.01)
Paid-in capital from redemption fees (Note 4)	–	–
Net Asset Value, end of period	$10.17	$9.85
TOTAL RETURN[3]	3.25%	(1.35% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,874	$1,589
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[4]	10.12%	36.42%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[4]	1.50%	1.50%
Ratio of net investment income (loss) to average net assets[4]	0.51%	2.70%
Portfolio turnover[3,5]	10.69%	10.80%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016 (unaudited)	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.83	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.03	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.30	(0.15)
Total from investment operations	0.33	(0.13)
LESS DISTRIBUTIONS FROM:
Net investment income	–	(0.04)
Total distributions	–	(0.04)
Paid-in capital from redemption fees (Note 4)	–	–
Net Asset Value, end of period	$10.16	$9.83
TOTAL RETURN[3]	3.36%	(1.30% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$148	$143
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[4]	9.89%	36.17%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[4]	1.25%	1.25%
Ratio of net investment income (loss) to average net assets[4]	0.71%	2.41%
Portfolio turnover[3,5]	10.69%	10.80%

1	Institutional Class commenced operations on November 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31		Period Ended Dec. 31, 2013[1]
INVESTOR CLASS			2015	2014
Net Asset Value, beginning of period	$8.69		$10.01	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.06		0.11	0.09	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.52		(1.31)	0.33	(0.30)
Total from investment operations	0.58		(1.20)	0.42	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.07)	(0.07)	(0.08)
Net realized gains on investments	—		(0.05)	—	—
Total distributions	—		(0.12)	(0.07)	(0.08)
Paid-in capital from redemption fees (Note 4)	—		— [3]	— [3]	—	[3]
Net Asset Value, end of period	$9.27		$8.69	$10.01	$9.66
TOTAL RETURN	6.68%	[4]	(12.07% )	4.38%	(2.63%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$4,948		$5,474	$7,839	$6,258
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.19%	[5]	2.07%	2.16%	3.50%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.63%	[5]	1.50%	1.57%	1.71%	[5]
Ratio of net investment income (loss) to average net assets	1.35%	[5]	1.08%	0.87%	0.64%	[5]
Portfolio turnover[6]	7.18%	[4]	23.60%	24.12%	16.23%	[4]

	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31		Period Ended Dec. 31, 2013[1]
INSTITUTIONAL CLASS			2015	2014
Net Asset Value, beginning of period	$8.69		$10.04	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.08		0.13	0.10	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.52		(1.33)	0.36	(0.30)
Total from investment operations	0.60		(1.20)	0.46	(0.25)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.10)	(0.08)	(0.09)
Net realized gains on investments	—		(0.05)	—	—
Total distributions	—		(0.15)	(0.08)	(0.09)
Paid-in capital from redemption fees (Note 4)	—		— [3]	—3	—	[3]
Net Asset Value, end of period	$9.29		$8.69	$10.04	$9.66
TOTAL RETURN	6.91%	[4]	(11.96% )	4.77%	(2.48%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,897		$5,700	$7,148	$2,118
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.88%	[5]	1.91%	1.94%	3.32%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[5]	1.25%	1.31%	1.50%	[5]
Ratio of net investment income (loss) to average net assets	1.77%	[5]	1.30%	0.96%	0.79%	[5]
Portfolio turnover[6]	7.18%	[4]	23.60%	24.12%	16.23%	[4]

1	Commenced operations on April 30, 2013.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	123

Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015		2014	2013	2012		2011
Net Asset Value, beginning of period	$21.09		$21.10		$21.17	$18.02	$15.34		$17.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07		0.11		0.12	0.11	0.15		0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.70		(0.12)		0.19	3.37	2.53		(2.41)
Total from investment operations	0.77		(0.01)		0.31	3.48	2.68		(2.30)
LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.38)	(0.33)	—		(0.35)
Total distributions	—		—		(0.38)	(0.33)	—		(0.35)
Paid-in capital from redemption fees (Note 4)	—		—	[2]	— [2]	— [2]	—	[2]	0.02
Net Asset Value, end of period	$21.86		$21.09		$21.10	$21.17	$18.02		$15.34
TOTAL RETURN	3.65%	[3]	(0.05%	)	1.49%	19.35%	17.47%		(12.70% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$476,135		$526,969		$561,922	$558,407	$276,884		$259,166
Ratio of expenses to average net assets	1.15%	[4]	1.11%		1.11%	1.12%	1.16%		1.19%
Ratio of net investment income (loss) to average net assets	0.71%	[4]	0.49%		0.55%	0.55%	0.92%		0.63%
Portfolio turnover[5]	6.37%	[3]	29.51%		22.24%	10.77%	44.76%		28.06%

	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
INSTITUTIONAL CLASS			2015		2014	2013	2012		2011
Net Asset Value, beginning of period	$21.24		$21.19		$21.26	$18.08	$15.37		$17.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09		0.16		0.16	0.15	0.17		0.14
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.70		(0.11)		0.19	3.39	2.54		(2.42)
Total from investment operations	0.79		0.05		0.35	3.54	2.71		(2.28)
LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.42)	(0.36)	—		(0.35)
Total distributions	—		—		(0.42)	(0.36)	—		(0.35)
Paid-in capital from redemption fees (Note 4)	—		—	[2]	— [2]	— [2]	—	[2]	0.02
Net Asset Value, end of period	$22.03		$21.24		$21.19	$21.26	$18.08		$15.37
TOTAL RETURN	3.72%	[3]	0.24%		1.63%	19.63%	17.63%		(12.58% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$205,666		$249,886		$287,262	$227,852	$147,142		$84,302
Ratio of expenses to average net assets	0.94%	[4]	0.91%		0.91%	0.93%	0.98%		1.03%
Ratio of net investment income (loss) to average net assets	0.90%	[4]	0.72%		0.74%	0.73%	1.02%		0.84%
Portfolio turnover[5]	6.37%	[3]	29.51%		22.24%	10.77%	44.76%		28.06%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$23.54		$26.57	$24.99	$24.42	$20.33	$23.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06		0.42	0.14	0.17	0.18	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.89		(0.82)	2.80	0.72	4.09	(2.78)
Total from investment operations	0.95		(0.40)	2.94	0.89	4.27	(2.68)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.42)	(0.13)	(0.16)	(0.16)	(0.11)
Net realized gains on investments	—		(2.21)	(1.23)	(0.16)	(0.02)	(0.33)
Total distributions	—		(2.63)	(1.36)	(0.32)	(0.18)	(0.44)
Paid-in capital from redemption fees (Note 4)	—	[2]	— [2]	— [2]	— [2]	— [2]	0.01
Net Asset Value, end of period	$24.49		$23.54	$26.57	$24.99	$24.42	$20.33
TOTAL RETURN	4.04%	[3]	(1.30% )	11.79%	3.63%	21.00%	(11.41% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,638,612		$2,720,869	$3,047,077	$2,954,108	$2,994,026	$2,780,640
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.11%	[4]	1.09%	1.09%	1.09%	1.11%	1.11%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.10%	[4]	1.07%	1.08%	1.09%	1.11%	1.11%
Ratio of net investment income (loss) to average net assets	0.56%	[4]	1.53%	0.52%	0.67%	0.82%	0.44%
Portfolio turnover [5]	1.77%	[3]	12.56%	11.38%	7.73%	6.53%	10.51%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$23.52		$26.56	$24.97	$24.41	$20.32	$23.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09		0.44	0.18	0.21	0.21	0.23
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.88		(0.80)	2.82	0.71	4.10	(2.87)
Total from investment operations	0.97		(0.36)	3.00	0.92	4.31	(2.64)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.47)	(0.18)	(0.20)	(0.20)	(0.15)
Net realized gains on investments	—		(2.21)	(1.23)	(0.16)	(0.02)	(0.33)
Total distributions	—		(2.68)	(1.41)	(0.36)	(0.22)	(0.48)
Paid-in capital from redemption fees (Note 4)[2]	—		—	—	—	—	—
Net Asset Value, end of period	$24.49		$23.52	$26.56	$24.97	$24.41	$20.32
TOTAL RETURN	4.12%	[3]	(1.15% )	12.03%	3.78%	21.24%	(11.28% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$4,345,955		$3,964,547	$5,049,643	$4,679,039	$3,770,568	$2,029,091
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.92%	[4]	0.91%	0.92%	0.92%	0.95%	0.95%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]	0.89%	0.91%	0.92%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	0.79%	[4]	1.61%	0.68%	0.83%	0.95%	1.03%
Portfolio turnover[5]	1.77%	[3]	12.56%	11.38%	7.73%	6.53%	10.51%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	125

Financial Highlights (continued)

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.23	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.17)	(0.75)
Total from investment operations	(0.13)	(0.73)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.04)
Total distributions	—	(0.04)
Paid-in capital from redemption fees (Note 4)	—	—
Net Asset Value, end of period	$9.10	$9.23
TOTAL RETURN[3]	(1.41% )	(7.30% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,608	$3,248
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[4]	3.68%	9.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[4]	1.45%	1.44%
Ratio of net investment income (loss) to average net assets[4]	0.91%	0.25%
Portfolio turnover[3,5]	5.38%	21.72%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016 (unaudited)	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.05	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.17)	(0.77)
Total from investment operations	(0.12)	(0.72)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.11)
Total distributions	—	(0.11)
Paid-in capital from redemption fees (Note 4)	—	—
Net Asset Value, end of period	$9.05	$9.17
TOTAL RETURN[3]	(1.31% )	(7.14% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,936	$1,686
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[4]	3.50%	8.90%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[4]	1.25%	1.25%
Ratio of net investment income (loss) to average net assets[4]	1.06%	0.75%
Portfolio turnover[3,5]	5.38%	21.72%

1	Commenced operations on April 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31		Period Ended Dec. 31, 2013[1]
			2015	2014
Net Asset Value, beginning of period	$11.27		$11.60	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.07		0.04	0.04	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.13		(0.34)	1.69	(0.05)
Total from investment operations	1.20		(0.30)	1.73	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—		— [3]	(0.06)	—	[3]
Return of capital	—		—	—	(0.01)
Net realized gains on investments	—		(0.03)	—	—
Total distributions	—		(0.03)	(0.06)	(0.01)
Paid-in capital from redemption fees (Note 4)[3]	—		—	—	—
Net Asset Value, end of period	$12.47		$11.27	$11.60	$9.93
TOTAL RETURN	10.65%	[4]	(2.56% )	17.39%	(0.61%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$73,512		$114,590	$110,363	$38,022
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.78%	[5]	1.75%	1.78%	2.39%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[5]	1.50%	1.58%	1.98%	[5]
Ratio of net investment income (loss) to average net assets	1.22%	[5]	0.33%	0.34%	(0.08%	)[5]
Portfolio turnover[6]	14.39%	[4]	12.14%	8.21%	1.66%	[4]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31		Period Ended Dec. 31, 2013[1]
			2015	2014
Net Asset Value, beginning of period	$11.29		$11.60	$9.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.12		0.07	0.06	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.10		(0.34)	1.69	(0.07)
Total from investment operations	1.22		(0.27)	1.75	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.01)	(0.07)	—	[3]
Return of capital	—		—	—	(0.02)
Net realized gains on investments	—		(0.03)	—	—
Total distributions	—		(0.04)	(0.07)	(0.02)
Paid-in capital from redemption fees (Note 4)[3]	—		—	—	—
Net Asset Value, end of period	$12.51		$11.29	$11.60	$9.92
TOTAL RETURN	10.81%	[4]	(2.33% )	17.68%	(0.55%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$77,948		$55,278	$21,350	$2,017
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.60%	[5]	1.57%	1.59%	2.21%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[5]	1.25%	1.33%	1.75%	[5]
Ratio of net investment income (loss) to average net assets	2.12%	[5]	0.65%	0.55%	0.19%	[5]
Portfolio turnover[6]	14.39%	[4]	12.14%	8.21%	1.66%	[4]

1	Commenced operations on April 30, 2013.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews Asia Innovators Fund*

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015		2014		2013		2012	2011
Net Asset Value, beginning of period	$12.32		$13.61		$12.59		$9.29		$8.16	$9.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)		(0.05)		—	[2]	0.01		0.03	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.58)		0.64		1.16		3.30		1.12	(1.74)
Total from investment operations	(0.59)		0.59		1.16		3.31		1.15	(1.72)
LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.06)		(0.01)		(0.02)	(0.02)
Net realized gains on investments	—		(1.88)		(0.08)		—		—	—
Total distributions	—		(1.88)		(0.14)		(0.01)		(0.02)	(0.02)
Paid-in capital from redemption fees (Note 4)	—		—	[2]	—	[2]	—	[2]	— [2]	0.01
Net Asset Value, end of period	$11.73		$12.32		$13.61		$12.59		$9.29	$8.16
TOTAL RETURN	(4.79%	)[3]	4.48%		9.24%		35.61%		14.11%	(17.26% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$107,362		$129,763		$125,612		$111,751		$131,629	$153,349
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.21%	[4]	1.18%		1.16%		1.18%		1.18%	1.21%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	[4]	1.18%		1.16%		1.18%		1.18%	1.21%
Ratio of net investment income (loss) to average net assets	(0.09%	)[4]	(0.33%	)	(0.02%	)	0.07%		0.30%	0.23%
Portfolio turnover	44.56%	[3,5]	72.85%	[5]	62.99%	[5]	62.04%	[5]	45.76%	65.47%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31		Period Ended Dec. 31, 2013[6]
			2015	2014
Net Asset Value, beginning of period	$12.34		$13.61	$12.58	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01		(0.02)	0.03	0.04
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.59)		0.63	1.17	2.48
Total from investment operations	(0.58)		0.61	1.20	2.52
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.09)	(0.03)
Net realized gains on investments	—		(1.88)	(0.08)	—
Total distributions	—		(1.88)	(0.17)	(0.03)
Paid-in capital from redemption fees (Note 4)	—		— [2]	— [2]	—	[2]
Net Asset Value, end of period	$11.76		$12.34	$13.61	$12.58
TOTAL RETURN	(4.70%	)[3]	4.63%	9.54%	24.99%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$38,176		$36,770	$61,088	$49,236
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.98%	[4]	0.97%	0.95%	1.00%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.97%	[4]	0.97%	0.95%	1.00%	[4]
Ratio of net investment income (loss) to average net assets	0.20%	[4]	(0.16% )	0.21%	0.56%	[4]
Portfolio turnover[5]	44.56%	[3]	72.85%	62.99%	62.04%	[3]

*	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.
1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
6	Institutional Class commenced operations on April 30, 2013.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016[1] (unaudited)		Year Ended Dec. 31
			2015[1]	2014[1]	2013	2012	2011
Net Asset Value, beginning of period	$18.42		$21.46	$22.84	$23.47	$21.51	$29.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.20		0.20	0.24	0.25	0.30	0.26
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(2.43)		0.30	(1.25)	1.33	2.26	(5.78)
Total from investment operations	(2.23)		0.50	(1.01)	1.58	2.56	(5.52)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.21)	(0.27)	(0.26)	(0.35)	(0.28)
Net realized gains on investments	—		(3.33)	(0.10)	(1.95)	(0.25)	(2.06)
Total distributions	—		(3.54)	(0.37)	(2.21)	(0.60)	(2.34)
Paid-in capital from redemption fees (Note 4)	—		— [3]	— [3]	— [3]	— [3]	0.01
Net Asset Value, end of period	$16.19		$18.42	$21.46	$22.84	$23.47	$21.51
TOTAL RETURN	(12.11%	)[4]	2.41%	(4.42% )	6.84%	11.96%	(18.93% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$553,370		$709,767	$947,740	$1,286,309	$1,642,090	$1,836,333
Ratio of expenses to average net assets	1.21%	[5]	1.14%	1.11%	1.08%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	2.50%	[5]	0.89%	1.09%	1.06%	1.33%	0.93%
Portfolio turnover[6]	48.23%	[4]	66.22%	10.23%	6.29%	9.61%	8.43%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016[1] (unaudited)		Year Ended Dec. 31
			2015[1]	2014[1]	2013	2012	2011
Net Asset Value, beginning of period	$18.39		$21.44	$22.81	$23.45	$21.49	$29.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.23		0.25	0.28	0.26	0.36	0.26
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(2.45)		0.27	(1.25)	1.36	2.25	(5.73)
Total from investment operations	(2.22)		0.52	(0.97)	1.62	2.61	(5.47)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.24)	(0.30)	(0.31)	(0.40)	(0.34)
Net realized gains on investments	—		(3.33)	(0.10)	(1.95)	(0.25)	(2.06)
Total distributions	—		(3.57)	(0.40)	(2.26)	(0.65)	(2.40)
Paid-in capital from redemption fees (Note 4)	—		— [3]	— [3]	— [3]	— [3]	— [3]
Net Asset Value, end of period	$16.17		$18.39	$21.44	$22.81	$23.45	$21.49
TOTAL RETURN	(12.07%	)[4]	2.50%	(4.22% )	6.97%	12.22%	(18.80% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$26,149		$24,276	$52,478	$117,678	$390,744	$288,277
Ratio of expenses to average net assets	1.09%	[5]	0.99%	0.95%	0.91%	0.91%	0.96%
Ratio of net investment income (loss) to average net assets	2.88%	[5]	1.09%	1.27%	1.13%	1.58%	0.99%
Portfolio turnover[6]	48.23%	[4]	66.22%	10.23%	6.29%	9.61%	8.43%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	129

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$26.43		$26.46	$16.28	$17.51	$13.59	$21.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05		(0.05)	0.07	0.08	0.11	0.11
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.42		0.26	10.29	(1.13)	4.17	(7.96)
Total from investment operations	0.47		0.21	10.36	(1.05)	4.28	(7.85)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.03)	(0.05)	(0.18)	(0.09)	(0.07)
Net realized gains on investments	—		(0.23)	(0.14)	(0.01)	(0.27)	—
Total distributions	—		(0.26)	(0.19)	(0.19)	(0.36)	(0.07)
Paid-in capital from redemption fees (Note 4)	—		0.02	0.01	0.01	— [2]	0.02
Net Asset Value, end of period	$26.90		$26.43	$26.46	$16.28	$17.51	$13.59
TOTAL RETURN	1.78%	[3]	0.90%	63.71%	(5.90% )	31.54%	(36.48% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,094,818		$1,151,948	$974,838	$427,861	$607,800	$559,337
Ratio of expenses to average net assets	1.13%	[4]	1.11%	1.12%	1.13%	1.18%	1.18%
Ratio of net investment income (loss) to average net assets	0.42%	[4]	(0.17% )	0.32%	0.48%	0.65%	0.58%
Portfolio turnover[5]	5.58%	[3]	9.51%	14.86%	8.70%	7.03%	3.51%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$26.49		$26.49	$16.31	$17.53	$13.61	$21.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08		0.01	0.09	0.10	0.14	0.16
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.42		0.26	10.29	(1.11)	4.17	(7.96)
Total from investment operations	0.50		0.27	10.38	(1.01)	4.31	(7.80)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.06)	(0.08)	(0.21)	(0.12)	(0.07)
Net realized gains on investments	—		(0.23)	(0.14)	(0.01)	(0.27)	—
Total distributions	—		(0.29)	(0.22)	(0.22)	(0.39)	(0.07)
Paid-in capital from redemption fees (Note 4)	—		0.02	0.02	0.01	— [2]	— [2]
Net Asset Value, end of period	$26.99		$26.49	$26.49	$16.31	$17.53	$13.61
TOTAL RETURN	1.89%	[3]	1.12%	63.80%	(5.67% )	31.74%	(36.35% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$499,223		$353,879	$109,331	$3,234	$36,166	$26,920
Ratio of expenses to average net assets	0.90%	[4]	0.90%	0.94%	0.95%	0.98%	0.99%
Ratio of net investment income (loss) to average net assets	0.66%	[4]	0.02%	0.38%	0.61%	0.87%	0.86%
Portfolio turnover[5]	5.58%	[3]	9.51%	14.86%	8.70%	7.03%	3.51%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

130	MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015		2014	2013	2012	2011
Net Asset Value, beginning of period	$18.97		$15.70		$16.20	$12.27	$11.34	$12.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06		0.04		0.05	0.03	0.10	0.07
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.13		3.23		(0.48)	4.12	0.84	(1.06)
Total from investment operations	1.19		3.27		(0.43)	4.15	0.94	(0.99)
LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.08)	(0.24)	(0.01)	(0.22)
Total distributions	—		—		(0.08)	(0.24)	(0.01)	(0.22)
Paid-in capital from redemption fees (Note 4)	—		—	[2]	0.01	0.02	— [2]	0.02
Net Asset Value, end of period	$20.16		$18.97		$15.70	$16.20	$12.27	$11.34
TOTAL RETURN	6.27%	[3]	20.83%		(2.60% )	34.03%	8.32%	(7.72% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,159,899		$1,330,743		$467,854	$312,988	$82,463	$101,369
Ratio of expenses to average net assets	0.92%	[4]	0.99%		1.03%	1.10%	1.20%	1.22%
Ratio of net investment income (loss) to average net assets	0.65%	[4]	0.22%		0.32%	0.19%	0.81%	0.54%
Portfolio turnover[5]	16.41%	[3]	24.19%		42.52%	22.72%	48.58%	34.94%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015		2014	2013	2012	2011
Net Asset Value, beginning of period	$19.00		$15.71		$16.20	$12.26	$11.34	$12.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07		0.05		0.09	0.06	0.12	0.06
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.13		3.24		(0.50)	4.12	0.84	(1.04)
Total from investment operations	1.20		3.29		(0.41)	4.18	0.96	(0.98)
LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.09)	(0.26)	(0.04)	(0.22)
Total distributions	—		—		(0.09)	(0.26)	(0.04)	(0.22)
Paid-in capital from redemption fees (Note 4)	—		—	[2]	0.01	0.02	— [2]	0.01
Net Asset Value, end of period	$20.20		$19.00		$15.71	$16.20	$12.26	$11.34
TOTAL RETURN	6.32%	[3]	20.94%		(2.47% )	34.27%	8.47%	(7.72% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,203,098		$618,583		$154,750	$59,702	$22,233	$30,302
Ratio of expenses to average net assets	0.85%	[4]	0.87%		0.90%	0.96%	1.04%	1.07%
Ratio of net investment income (loss) to average net assets	0.78%	[4]	0.28%		0.58%	0.41%	0.99%	0.46%
Portfolio turnover[5]	16.41%	[3]	24.19%		42.52%	22.72%	48.58%	34.94%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	131

Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$6.15		$5.65	$5.95	$5.64	$4.59	$5.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)		0.01	— [2]	— [2]	— [2]	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.01)		0.83	(0.05)	0.57	1.10	(0.31)
Total from investment operations	(0.02)		0.84	(0.05)	0.57	1.10	(0.32)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.01)	—	(0.02)	—	(0.01)
Net realized gains on investments	—		(0.33)	(0.25)	(0.24)	(0.05)	(0.22)
Total distributions	—		(0.34)	(0.25)	(0.26)	(0.05)	(0.23)
Paid-in capital from redemption fees (Note 4)[2]	—		—	—	—	—	—
Net Asset Value, end of period	$6.13		$6.15	$5.65	$5.95	$5.64	$4.59
TOTAL RETURN	(0.33%	)[3]	15.16%	(0.73% )	10.11%	24.05%	(6.45% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$133,614		$147,685	$127,774	$138,830	$141,247	$141,590
Ratio of expenses to average net assets	1.13%	[4]	1.10%	1.11%	1.13%	1.16%	1.18%
Ratio of net investment income (loss) to average net assets	(0.50%	)[4]	0.18%	0.04%	0.02%	0.01%	(0.18% )
Portfolio turnover [5]	15.25%	[3]	20.36%	17.37%	46.20%	34.84%	30.13%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$6.18		$5.68	$5.96	$5.67	$4.61	$5.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)		0.02	0.05	— [2]	— [2]	0.17
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	—	[2]	0.83	(0.08)	0.56	1.11	(0.47)
Total from investment operations	(0.01)		0.85	(0.03)	0.56	1.11	(0.30)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.02)	—	(0.03)	—	(0.01)
Net realized gains on investments	—		(0.33)	(0.25)	(0.24)	(0.05)	(0.22)
Total distributions	—		(0.35)	(0.25)	(0.27)	(0.05)	(0.23)
Paid-in capital from redemption fees (Note 4)[2]	—		—	—	—	—	—
Net Asset Value, end of period	$6.17		$6.18	$5.68	$5.96	$5.67	$4.61
TOTAL RETURN	(0.16%	)[3]	15.27%	(0.39% )	9.87%	24.16%	(6.05% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$30,256		$59,982	$91,431	$12,283	$8,597	$15,109
Ratio of expenses to average net assets	0.92%	[4]	0.93%	0.93%	0.97%	1.00%	1.07%
Ratio of net investment income (loss) to average net assets	(0.31%	)[4]	0.28%	0.87%	(0.03% )	(0.07% )	3.37%
Portfolio turnover[5]	15.25%	[3]	20.36%	17.37%	46.20%	34.84%	30.13%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

See accompanying notes to financial statements.

132	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31
			2015	2014		2013		2012	2011
Net Asset Value, beginning of period	$19.41		$21.46	$19.34		$18.13		$14.77	$21.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03		0.02	0.09		0.11		0.17	0.15
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.16)		(2.05)	2.11		1.19		3.36	(4.35)
Total from investment operations	(0.13)		(2.03)	2.20		1.30		3.53	(4.20)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.03)	(0.08)		(0.09)		(0.09)	(0.17)
Net realized gains on investments	—		—	—		—		(0.08)	(2.04)
Total distributions	—		(0.03)	(0.08)		(0.09)		(0.17)	(2.21)
Paid-in capital from redemption fees (Note 4)	—	[2]	0.01	—	[2]	—	[2]	— [2]	0.02
Net Asset Value, end of period	$19.28		$19.41	$21.46		$19.34		$18.13	$14.77
TOTAL RETURN	(0.67%	)[3]	(9.43% )	11.39%		7.19%		23.92%	(20.03% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$338,550		$387,747	$599,082		$407,352		$366,753	$258,944
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.49%	[4]	1.48%	1.47%		1.47%		1.50%	1.52%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.48%	[4]	1.47%	1.47%		1.47%		1.50%	1.52%
Ratio of net investment income (loss) to average net assets	0.28%	[4]	0.08%	0.44%		0.58%		1.06%	0.76%
Portfolio turnover	19.85%	[3,5]	48.29% [5]	21.70%	[5]	37.01%	[5]	27.95%	19.97%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31		Period Ended Dec. 31, 2013[6]
			2015	2014
Net Asset Value, beginning of period	$19.40		$21.46	$19.33	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05		0.11	0.15	0.18
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.16)		(2.10)	2.10	(0.16)
Total from investment operations	(0.11)		(1.99)	2.25	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.08)	(0.12)	(0.13)
Net realized gains on investments	—		—	—	—
Total distributions	—		(0.08)	(0.12)	(0.13)
Paid-in capital from redemption fees (Note 4)	—	[2]	0.01	— [2]	—	[2]
Net Asset Value, end of period	$19.29		$19.40	$21.46	$19.33
TOTAL RETURN	(0.57%	)[3]	(9.23% )	11.65%	0.13%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$201,514		$222,168	$77,168	$44,769
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.32%	[4]	1.30%	1.27%	1.25%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]	1.26%	1.26%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	0.53%	[4]	0.53%	0.70%	1.39%	[4]
Portfolio turnover[5]	19.85%	[3]	48.29%	21.70%	37.01%	[3]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
6	Institutional Class commenced operations on April 30, 2013.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	133

Financial Highlights (continued)

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2016 (unaudited)		Year Ended Dec. 31				Period Ended Dec. 31, 2011[1]
			2015	2014	2013	2012
Net Asset Value, beginning of period	$8.79		$9.21	$9.89	$7.76	$7.04	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.07		0.08	0.01	0.02	0.03	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.59)		0.27	(0.33)	2.22	0.68	(2.96)
Total from investment operations	(0.52)		0.35	(0.32)	2.24	0.71	(2.98)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.06)	(0.02)	(0.11)	(0.02)	(0.01)
Return of capital	—		—	(0.34)	—	—	—
Net realized gains on investments	—		(0.72)	—	—	—	—
Total distributions	—		(0.78)	(0.36)	(0.11)	(0.02)	(0.01)
Paid-in capital from redemption fees (Note 4)	—	[3]	0.01	— [3]	— [3]	0.03	0.03
Net Asset Value, end of period	$8.27		$8.79	$9.21	$9.89	$7.76	$7.04
TOTAL RETURN	(5.92%	)[4]	4.07%	(3.33% )	28.85%	10.53%	(29.51%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$18,431		$21,546	$22,068	$26,674	$10,266	$4,493
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.01%	[5]	2.10%	1.90%	2.04%	3.26%	5.32%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[5]	1.50%	1.67%	2.00%	2.00%	2.00%	[5]
Ratio of net investment income (loss) to average net assets	1.84%	[5]	0.80%	0.14%	0.17%	0.40%	(0.53%	)[5]
Portfolio turnover	25.82%	[4]	72.49%	32.42%	10.28%	34.01%	6.08%	[4]

1	Investor Class commenced operations on May 31, 2011.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.

See accompanying notes to financial statements.

134	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues eighteen separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund (formerly known as Matthews Asia Science and Technology Fund), Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund. Each Fund except for Matthews China Small Companies Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews China Small Companies Fund currently offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The value of the Funds’ securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Financial futures contracts traded on exchanges are valued at their settlement price. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”) subject to the Funds’ pricing policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.	FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States (“U.S. GAAP”), the Funds disclose the fair value of their investments and derivative financial instruments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments and derivative financial instruments).

Level 3 securities consisted of equities that, as of June 30, 2016, were suspended from trading. As described in Note 2-A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note 2-A).

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Notes to Financial Statements (unaudited) (continued)

The summary of inputs used to determine the fair valuation of the Fund’s investments as of June 30, 2016 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund
Assets:
Investments:
Level 1: Quoted Prices
Australia	$—	$—	$—	$8,621,076	$—	$—	$—
China/Hong Kong	—	—	166,447,355	367,476,534	58,927	523,533	45,700,155
Indonesia	—	—	55,719,636	106,077,831	—	—	—
Israel	—	—	—	—	29,120	—	—
Malaysia	—	—	45,731,286	—	—	—	—
Singapore	—	—	—	—	19,472	—	—
Taiwan	—	—	99,861,136	200,094,992	—	—	—
United States	—	—	51,178,362	—	42,720	791,174	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	15,274,873	1,934,091	—	—	—	—	—
Non-Convertible Corporate Bonds[a]	35,574,783	7,504,271	—	—	—	—	—
Convertible Corporate Bonds[a]	10,746,914	2,293,065	225,225,530	—	—	—	—
Common Equities:
Australia	—	—	84,503,888	109,467,969	—	282,998	27,841,101
Bangladesh	—	—	—	—	—	—	12,679,036
China/Hong Kong	—	—	625,392,148	1,040,867,034	451,663	3,393,105	27,812,385
India	—	—	—	118,998,163	—	346,411	81,297,331
Indonesia	—	—	24,841,620	147,021,509	—	481,545	84,311,888
Japan	—	—	239,320,585	1,457,965,767	182,791	362,720	284,330,555
Luxembourg	—	—	—	75,737,977	—	—	—
Malaysia	—	—	142,709,266	—	56,922	951,709	6,038,837
New Zealand	—	—	68,916,114	2,279,286	—	—	—
Norway	—	—	44,188,258	—	—	—	—
Pakistan	—	—	—	—	—	—	7,561,765
Philippines	—	—	37,533,918	73,183,811	—	—	36,154,912
Singapore	—	—	438,940,259	220,404,874	119,808	1,169,029	—
South Korea	—	—	243,138,223	276,153,041	388,164	1,020,098	7,717,395
Sri Lanka	—	—	—	—	—	—	19,229,074
Switzerland	—	—	—	—	38,867	280,557	—
Taiwan	—	—	56,858,807	83,509,660	81,505	398,136	6,212,778
Thailand	—	—	47,304,465	109,391,138	17,378	483,542	7,266,624
United Kingdom	—	—	—	—	35,554	—	—
Vietnam	—	—	43,125,752	86,529,408	—	—	13,688,996
Preferred Equities:
South Korea	—	—	112,109,167	131,951,222	199,055	—	—
Total Market Value of Investments	$61,596,570	$11,731,427	$2,853,045,775	$4,615,731,292	$1,721,946	$10,484,557	$667,842,832

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

		Matthews Asia Strategic Income Fund
Derivative Financial Instruments[1]
Assets
Level 2:	Other Significant Observable Inputs
	Foreign Currency Exchange Contracts	$173,128

Total Market Value of Derivative Financial Instruments		$173,128

1	Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

136	MATTHEWS ASIA FUNDS

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$9,648,826	$36,068,015	$7,957,908	$—	$—	$1,129,486
Financials	—	—	13,729,275	—	—	—
Health Care	—	—	73,178,560	—	—	659,184
Industrials	341,424	—	—	—	—	1,128,205
Information Technology	6,822,977	56,194,998	69,500,808	—	—	—
Telecommunication Services	5,461,707	—	—	—	6,576,224	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	24,351,533	20,222,840	101,397,447	649,431,516	31,268,362	4,284,332
Consumer Staples	14,754,286	11,160,356	326,540,094	581,438,322	21,570,544	443,877
Energy	1,759,467	27,855,766	—	—	3,547,281	—
Financials	31,060,035	206,607,322	406,931,069	477,848,979	26,025,046	2,090,220
Health Care	7,204,802	13,135,084	143,301,430	405,348,652	8,693,557	1,789,612
Industrials	24,533,011	52,764,367	150,472,317	731,784,408	5,176,430	4,226,303
Information Technology	8,410,414	85,943,065	178,308,073	350,295,976	18,855,973	1,522,619
Materials	7,264,177	13,012,883	71,723,065	50,705,492	4,873,772	—
Telecommunication Services	9,808,786	27,683,900	—	—	—	—
Utilities	3,298,974	10,536,062	—	—	—	—
Rights:
Consumer Discretionary	1,135	—	—	—	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	3,499,209	—
Consumer Staples	—	—	—	—	15,476,526	—
Energy	—	—	—	—	2,260,043	—
Financials	—	—	—	—	5,528,179	—
Information Technology	—	—	—	—	10,731,683	—
Materials	—	—	—	—	4,448,246	—
Level 3: Significant Unobservable Inputs
Common Equities:
Consumer Discretionary	—	11,542,467	—	—	—	—
Information Technology	—	—	—	—	—	251
Total Market Value of Investments	$154,721,554	$572,727,125	$1,543,040,046	$3,246,853,345	$168,531,075	$17,274,089

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Notes to Financial Statements (unaudited) (continued)

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund*	Matthews Asia Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$81,377	$5,355,657	$—	$—
China/Hong Kong	524,831,253	203,808	—	22,649,319	31,099,388
India	—	85,134	626,915	—	—
Indonesia	22,375,742	—	2,572,985	2,452,254	25,598,164
Japan	—	108,323	—	—	—
Malaysia	96,902,551	—	—	—	—
Pakistan	—	114,773	3,246,059	—	—
Philippines	—	—	—	—	8,183,629
Sri Lanka	—	157,380	310,244	—	—
Thailand	—	—	—	—	6,363,073
United States	83,433,024	—	—	2,661,660	—
Vietnam	—	—	16,970,785	—	4,599,072
Warrants:
Malaysia	4,680,880	—	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	61,656	1,265,736	—	—
Bangladesh	—	70,751	16,211,526	—	—
China/Hong Kong	1,491,754,224	1,440,332	8,615,956	20,952,257	114,005,067
India	1,394,825,830	1,201,443	14,840,930	13,601,259	72,845,393
Indonesia	446,762,735	226,855	10,461,226	10,118,882	7,658,061
Japan	—	665,562	—	—	—
Luxembourg	—	175,639	—	—	—
Malaysia	169,252,729	—	—	—	22,978,645
Pakistan	—	161,331	24,726,571	—	—
Philippines	216,018,353	405,749	6,255,466	2,047,566	10,633,839
Singapore	15,765,687	416,508	2,304,353	8,233,292	35,487,868
South Korea	1,048,318,333	661,237	—	21,182,090	73,148,435
Sri Lanka	—	—	10,791,276	—	—
Switzerland	179,364,422	—	—	—	—
Taiwan	426,898,918	1,112,336	—	13,746,751	79,914,600
Thailand	392,184,747	231,188	1,713,439	5,181,022	29,798,059
Vietnam	176,210,878	—	14,324,092	2074606	—
Rights:
Taiwan	—	—	—	12,921	—
Preferred Equities:
South Korea	—	—	—	15,293,436	—
Level 3: Significant Unobservable Inputs
Common Equities:
China/Hong Kong	4,674,302	—	—	—	—
Pakistan	—	—	272,577	—	—
Total Market Value of Investments	$6,694,254,608	$7,581,382	$140,865,793	$140,207,315	$522,313,293

*	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

138	MATTHEWS ASIA FUNDS

Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy (see Note 2-B). Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are typically categorized as Level 2 in the fair value hierarchy. The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At June 30, 2016, the Funds utilized third party pricing services to fair value certain securities, some of which were different than the securities which had been valued by third party pricing services at December 31, 2015. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 to Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asia Growth and Income Fund	$47,042,983	$—
Matthews Asia Dividend Fund	118,275,877	32,808,738
Matthews China Dividend Fund	3,933,589	—
Matthews Asia Value Fund	—	40,811
Matthews Asia Growth Fund	—	43,943,254
Matthews Pacific Tiger Fund	17,119,436	—
Matthews Asia ESG Fund	154,619	261,575
Matthews Emerging Asia Fund	6,628,747	27,231,051
Matthews India Fund	—	37,587,012
Matthews Asia Small Companies Fund	19,601,445	25,959,102
Matthews China Small Companies Fund	584,078	488,609

A reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value are as follows:

	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund	Matthews China Fund	Matthews China Small Companies Fund
	Common Equities — China/Hong Kong	Common Equities — Pakistan	Common Equities — Financials	Common Equities — Information Technology
Balance as of 12/31/15 (market value)	$82,848,600	$—	$20,510,781	$7,548

Accrued discounts/premiums	—	—	—	—

Realized gain/(loss)	—	—	4,977,110	—

Change in unrealized (depreciation)	1,115	25,377	(1,560,469)	(7,297)

Purchases	4,673,187	247,200	—	—

Sales	—	—	(25,487,891)	—

Transfers in to Level 3*	—	—	13,102,936	—

Transfers out of Level 3*	(82,848,600)	—	—	—
Balance as of 6/30/16 (market value)	$4,674,302	$272,577	$11,542,467	$251
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 6/30/16**	$1,115	$25,377	($1,560,469)	($7,297)

*	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
**	Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. These inputs include evaluated prices from the Funds’ pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of June 30, 2016, the Funds that previously used quoted prices or observable inputs now also utilize significant unobservable inputs for certain securities that were suspended from trading. As a result, certain securities held by the Funds that were previously classified as Level 1 or Level 2 was transferred to Level 3. Certain securities held by the Funds that were suspended from trading and classified as Level 3 on December 31, 2015 subsequently resumed trading and were transferred from Level 3 to Level 1, Level 2 or were sold.

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Notes to Financial Statements (unaudited) (continued)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of certain, material Level 3 investments:

	Value	Valuation Technique	Unobservable Input[1]	Range of Unobservable Inputs
Matthews China Fund Assets:
Common Equity	$11,542,467	Last Price[2] Multiplied by Proxy factor[3]	Proxy factor[3]	Less than 10%

1	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
2	Last Price could include closing price, last reported sales price, or last fair valued price as described in Note 2-A.
3	Proxy factor considers movement of the Shenzhen Stock Exchange Composite Index.

C.	BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of Matthews China Fund and Matthews Asia Dividend Fund (the “Investing Funds”) includes the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the “U Series Funds”), respectively. The U Series Funds are series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds are exclusively owned by the Investing Funds. The U Series Funds primarily invest in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews has applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Institutional Investor (“QFII”) and has been allocated by the State Administration of Foreign Exchange of China an initial quota of $100 million in June 2014, and an additional quota of $440 million in July 2015, representing the equivalent value in Renminbi of China A Shares that the Funds may purchase. Access to the quota will be subject to Matthews’ trade allocation procedures and access allocation procedures. The U Series Funds are subject to the same investment policies and restrictions that apply to Investing Funds. The net assets of Matthews CF-U Series and Matthews ADF-U Series at June 30, 2016, were $37,757,678 and $62,419,401, respectively. Intercompany accounts and transactions, if any, have been eliminated in the consolidation process. The U Series Funds are intended to be disregarded entities for the tax purposes. Therefore, no federal tax provision is required. Consolidated financial statements include expenses that are accrued for and paid by the Investing Funds. These include on-going operational costs as well as costs in connection with the launching of the U Series Funds (see offering cost, note 2-E).

As of April 2015, certain Funds began investing in China A Shares via the Shanghai-Hong Kong Stock Connect, a securities trading and clearing linked program developed by the Hong Kong Exchanges and Clearing Limited, Shanghai Stock Exchange and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between mainland China and Hong Kong.

D.	RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

In February 2016, the State Administration of Foreign Exchange (“SAFE”) of China announced that all open-ended funds, such as the Matthews A Share Selections Fund, LLC, may repatriate any investment quota (including the proceeds of such investment quota) on a daily basis. Previously, repatriation by a QFII was limited to first a monthly, then a weekly, basis. As a result of this restriction, the Company sought and has been granted by the U.S. Securities and Exchange Commission an exemption (the “Exemptive Order”) from the provisions of Section 22(e) of the 1940 Act and Rule 22c-1 thereunder to the extent necessary to permit the Company to operate as an “extended payment fund.” As extended payment funds, the U Series Funds (see Note 2-C) will only redeem Interests on a periodic basis, which, pursuant to the Exemptive Order, shall be no less frequent than on one day each month.

E.	OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

140	MATTHEWS ASIA FUNDS

F.	DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund, Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2015 was as follows:

YEAR ENDED DECEMBER 31, 2015	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$1,925,044	$—	$1,925,044
Matthews Asian Growth and Income Fund	89,571,608	134,712,377	224,283,985
Matthews Asia Dividend Fund	93,118,771	71,669,071	164,787,842
Matthews China Dividend Fund	4,110,069	7,709,592	11,819,661
Matthews Asia Value Fund	2,329	—	2,329
Matthews Asia Focus Fund	112,053	61,165	173,218
Matthews Pacific Tiger Fund	131,749,094	685,544,217	817,293,311
Matthews Asia ESG Fund	37,405	—	37,405
Matthews Emerging Asia Fund	81,591	432,972	514,563
Matthews Asia Innovators Fund*	—	25,836,171	25,836,171
Matthews China Fund	10,545,675	127,726,027	138,271,702
Matthews India Fund	1,967,432	13,471,979	15,439,411
Matthews Korea Fund	956,216	12,118,013	13,074,229
Matthews Asia Small Companies Fund	1,500,557	—	1,500,557
Matthews China Small Companies Fund	162,446	1,862,709	2,025,155

*	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

G.	INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

H.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.	CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: The U Series Funds are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFII’s approved investment quota, which is defined as the amount remitted into its special renminbi (RMB) cash account. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

J.	USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Each of the Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. In particular, each Fund may seek to take on currency exposure by using derivatives such as currency forwards, and the Matthews Asia Strategic Income Fund may also employ a currency overlay strategy in an effort to enhance returns and moderate volatility. Derivative financial instruments and transactions in which each Fund may engage include financial futures contracts and/or forward foreign currency exchange contracts. The currency overlay strategy involves long and short positions on one or more currencies. As a result, each Fund’s exposure to a currency could exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower. The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by a Fund and the price of financial futures contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) a Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

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Notes to Financial Statements (unaudited) (continued)

Financial Futures Contracts: Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Matthews Asia Strategic Income Fund does not offset financial assets and financial liabilities on forward foreign currency contacts in the statement of assets and liabilities as they are not subject to netting arrangements.

Derivative Financial Instruments Categorized by Risk Exposure:

As of June 30, 2016, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Matthews Asia Strategic Income Fund
	Asset Derivatives
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$173,128

Total		$173,128

For the period ended June 30, 2016, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statement of Operations Location	Matthews Asia Strategic Income Fund
Net Realized Gain (Loss)
Foreign currency contracts:
Foreign currency exchange contracts	Net realized gain (loss) on foreign currency related transactions	($80,924)

Net Change in Unrealized Appreciation (Depreciation)
Foreign currency contracts:
Foreign currency exchange contracts	Net change in unrealized appreciation/depreciation on foreign currency related translations	($123,446)

Notional amounts disclosed on the Matthews Asia Strategic Income Fund’s Schedule of Investments are indicative of the activity during the period which forward foreign currency contracts were held, January 1, 2016 - June 30, 2016.

4.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Six-Month Period Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND
Investor Class
Shares sold	598,248	$6,033,492	1,323,678	$13,608,885
Shares issued through reinvestment of distributions	82,540	844,847	156,283	1,568,876
Shares redeemed	(770,348)	(7,852,427)	(2,031,972)	(20,725,933)
Net increase (decrease)	(89,560)	($974,088)	(552,011)	($5,548,172)
Institutional Class
Shares sold	35,582	$357,384	514,725	$5,309,238
Shares issued through reinvestment of distributions	18,555	189,715	34,909	350,189
Shares redeemed	(99,158)	(1,008,812)	(205,825)	(2,100,037)
Net increase (decrease)	(45,021)	($461,713)	343,809	$3,559,390
MATTHEWS ASIA CREDIT OPPORTUNITIES FUND*
Investor Class
Shares sold	764,269	$7,638,284
Shares issued through reinvestment of distributions	4,100	41,038
Shares redeemed	(395)	(3,956)
Net increase (decrease)	767,974	$7,675,366
Institutional Class
Shares sold	501,000	$5,010,000
Shares issued through reinvestment of distributions	3,013	30,130
Shares redeemed	—	—
Net increase (decrease)	504,013	$5,040,130
*InvestorClass and Institutional Class commencement of operations on April 29, 2016.

142	MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
MATTHEWS ASIAN GROWTH AND INCOME FUND
Investor Class
Shares sold	11,916,369	$190,539,226	25,916,582	$466,448,198
Shares issued through reinvestment of distributions	984,249	16,495,895	9,143,700	150,474,022
Shares redeemed	(20,789,848)	(333,025,151)	(76,976,258)	(1,349,111,339)
Net increase (decrease)	(7,889,230)	($125,990,030)	(41,915,976)	($732,189,119)
Institutional Class
Shares sold	11,283,997	$180,805,808	11,883,290	$212,136,578
Shares issued through reinvestment of distributions	532,869	8,920,235	3,858,797	63,544,851
Shares redeemed	(7,371,674)	(119,233,104)	(30,034,472)	(523,307,730)
Net increase (decrease)	4,445,192	$70,492,939	(14,292,385)	($247,626,301)
MATTHEWS ASIA DIVIDEND FUND
Investor Class
Shares sold	12,033,434	$184,268,777	35,125,000	$570,435,753
Shares issued through reinvestment of distributions	1,882,815	29,931,575	5,242,086	83,243,373
Shares redeemed	(25,895,865)	(389,185,020)	(51,950,453)	(827,708,599)
Net increase (decrease)	(11,979,616)	($174,984,668)	(11,583,367)	($174,029,473)
Institutional Class
Shares sold	12,900,307	$195,740,274	52,931,529	$860,637,014
Shares issued through reinvestment of distributions	1,024,429	16,277,516	2,615,057	41,384,032
Shares redeemed	(23,123,019)	(352,626,436)	(60,382,643)	(945,927,066)
Net increase (decrease)	(9,198,283)	($140,608,646)	(4,836,057)	($43,906,020)
MATTHEWS CHINA DIVIDEND FUND
Investor Class
Shares sold	1,343,010	$17,472,513	9,804,629	$151,536,779
Shares issued through reinvestment of distributions	164,081	2,152,731	724,059	10,466,697
Shares redeemed	(2,748,462)	(35,354,826)	(7,269,925)	(106,195,533)
Net increase (decrease)	(1,241,371)	($15,729,582)	3,258,763	$55,807,943
Institutional Class
Shares sold	1,294,998	$17,444,024	1,122,001	$16,210,502
Shares issued through reinvestment of distributions	23,578	309,349	78,571	1,153,826
Shares redeemed	(990,753)	(12,209,556)	(2,376,571)	(35,363,363)
Net increase (decrease)	327,823	$5,543,817	(1,175,999)	($17,999,035)
MATTHEWS ASIA VALUE FUND*
Investor Class
Shares sold	48,029	$466,791	161,193	$1,602,501
Shares issued through reinvestment of distributions	—	—	179	1,748
Shares redeemed	(25,061)	(246,207)	(34)	(333)
Net increase (decrease)	22,968	$220,584	161,338	$1,603,916
Institutional Class
Shares sold	—	$—	14,500	$145,000
Shares issued through reinvestment of distributions	—	—	60	581
Shares redeemed	—	—	—	—
Net increase (decrease)	—	$—	14,560	$145,581
MATTHEWS ASIA FOCUS FUND
Investor Class
Shares sold	19,122	$173,245	250,574	$2,466,477
Shares issued through reinvestment of distributions	—	—	8,502	74,221
Shares redeemed	(115,160)	(1,041,587)	(411,977)	(3,802,344)
Net increase (decrease)	(96,038)	($868,342)	(152,901)	($1,261,646)
Institutional Class
Shares sold	3,584	$30,000	85,035	$790,900
Shares issued through reinvestment of distributions	—	—	11,279	98,578
Shares redeemed	(24,472)	(210,584)	(152,717)	(1,345,220)
Net increase (decrease)	(20,888)	($180,584)	(56,403)	($455,742)
*InvestorClass and Institutional Class commencement of operations on November 30, 2015.

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
MATTHEWS ASIA GROWTH FUND
Investor Class
Shares sold	1,228,006	$25,268,032	10,116,539	$220,731,758
Shares issued through reinvestment of distributions	—	—	—	—
Shares redeemed	(4,425,555)	(90,876,866)	(11,770,308)	(246,526,119)
Net increase (decrease)	(3,197,549)	($65,608,834)	(1,653,769)	($25,794,361)
Institutional Class
Shares sold	1,651,134	$34,238,620	5,203,260	$112,251,892
Shares issued through reinvestment of distributions	—	—	—	—
Shares redeemed	(4,081,342)	(82,690,730)	(6,990,514)	(146,485,176)
Net increase (decrease)	(2,430,208)	($48,452,110)	(1,787,254)	($34,233,284)
MATTHEWS PACIFIC TIGER FUND
Investor Class
Shares sold	7,052,018	$161,597,333	18,629,799	$505,974,505
Shares issued through reinvestment of distributions	—	—	11,411,932	263,383,421
Shares redeemed	(14,871,794)	(339,669,343)	(29,132,577)	(758,670,355)
Net increase (decrease)	(7,819,776)	($178,072,010)	909,154	$10,687,571
Institutional Class
Shares sold	34,167,107	$787,598,185	66,516,041	$1,778,275,629
Shares issued through reinvestment of distributions	—	—	11,636,136	268,329,315
Shares redeemed	(25,256,277)	(575,401,969)	(99,756,044)	(2,521,022,303)
Net increase (decrease)	8,910,830	$212,196,216	(21,603,867)	($474,417,359)
MATTHEWS ASIA ESG FUND*
Investor Class
Shares sold	322,209	$2,779,145	482,804	$4,562,170
Shares issued through reinvestment of distributions	—	—	1,806	16,466
Shares redeemed	(57,871)	(494,942)	(132,628)	(1,222,043)
Net increase (decrease)	264,338	$2,284,203	351,982	$3,356,593
Institutional Class
Shares sold	140,373	$1,209,925	186,254	$1,805,130
Shares issued through reinvestment of distributions	—	—	2,307	20,899
Shares redeemed	—	—	(4,586)	(41,516)
Net increase (decrease)	140,373	$1,209,925	183,975	$1,784,513
MATTHEWS EMERGING ASIA FUND
Investor Class
Shares sold	777,284	$8,926,203	3,222,545	$37,424,394
Shares issued through reinvestment of distributions	—	—	29,906	334,053
Shares redeemed	(5,051,817)	(55,056,945)	(2,594,387)	(29,676,907)
Net increase (decrease)	(4,274,533)	($46,130,742)	658,064	$8,081,540
Institutional Class
Shares sold	2,100,266	$24,061,120	4,382,373	$50,726,364
Shares issued through reinvestment of distributions	—	—	16,011	179,162
Shares redeemed	(765,227)	(8,626,169)	(1,342,327)	(15,050,048)
Net increase (decrease)	1,335,039	$15,434,951	3,056,057	$35,855,478
MATTHEWS ASIA INNOVATORS FUND**
Investor Class
Shares sold	267,853	$3,054,781	2,583,487	$36,194,231
Shares issued through reinvestment of distributions	—	—	1,321,498	16,095,853
Shares redeemed	(1,646,579)	(18,583,902)	(2,600,415)	(35,098,196)
Net increase (decrease)	(1,378,726)	($15,529,121)	1,304,570	$17,191,888
Institutional Class
Shares sold	271,585	$2,991,721	248,176	$3,444,526
Shares issued through reinvestment of distributions	—	—	320,936	3,915,412
Shares redeemed	(5,554)	(64,763)	(2,079,401)	(31,121,491)
Net increase (decrease)	266,031	$2,926,958	(1,510,289)	($23,761,553)

*	Investor Class and Institutional Class commencement of operations on April 30, 2015.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

144	MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
MATTHEWS CHINA FUND
Investor Class
Shares sold	1,177,583	$18,702,208	5,141,080	$120,488,105
Shares issued through reinvestment of distributions	—	—	6,355,104	116,616,158
Shares redeemed	(5,533,607)	(87,981,059)	(17,118,626)	(385,888,737)
Net increase (decrease)	(4,356,024)	($69,278,851)	(5,622,442)	($148,784,474)
Institutional Class
Shares sold	494,139	$7,689,004	628,563	$14,774,529
Shares issued through reinvestment of distributions	—	—	234,182	4,290,241
Shares redeemed	(197,544)	(3,161,572)	(1,990,574)	(45,026,079)
Net increase (decrease)	296,595	$4,527,432	(1,127,829)	($25,961,309)
MATTHEWS INDIA FUND
Investor Class
Shares sold	4,744,427	$119,530,074	30,620,097	$867,318,320
Shares issued through reinvestment of distributions	—	—	408,995	10,507,217
Shares redeemed	(7,628,090)	(191,390,982)	(24,282,755)	(667,371,469)
Net increase (decrease)	(2,883,663)	($71,860,908)	6,746,337	$210,454,068
Institutional Class
Shares sold	6,010,885	$151,883,874	9,976,872	$279,880,654
Shares issued through reinvestment of distributions	—	—	23,353	601,584
Shares redeemed	(874,212)	(22,248,316)	(768,413)	(21,157,535)
Net increase (decrease)	5,136,673	$129,635,558	9,231,812	$259,324,703
MATTHEWS JAPAN FUND
Investor Class
Shares sold	61,140,805	$1,114,544,977	53,437,657	$989,896,404
Shares issued through reinvestment of distributions	—	—	—	—
Shares redeemed	(24,192,395)	(452,860,577)	(13,073,985)	(233,136,140)
Net increase (decrease)	36,948,410	$661,684,400	40,363,672	$756,760,264
Institutional Class
Shares sold	31,154,048	$576,400,554	25,203,856	$462,758,856
Shares issued through reinvestment of distributions	—	—	—	—
Shares redeemed	(4,168,110)	(75,516,652)	(2,491,900)	(44,833,156)
Net increase (decrease)	26,985,938	$500,883,902	22,711,956	$417,925,700
MATTHEWS KOREA FUND
Investor Class
Shares sold	1,405,840	$8,350,668	7,063,187	$45,732,771
Shares issued through reinvestment of distributions	—	—	1,247,048	7,432,409
Shares redeemed	(3,633,546)	(21,489,637)	(6,893,554)	(42,613,047)
Net increase (decrease)	(2,227,706)	($13,138,969)	1,416,681	$10,552,133
Institutional Class
Shares sold	3,014,795	$18,078,017	1,949,647	$12,656,326
Shares issued through reinvestment of distributions	—	—	33,764	202,244
Shares redeemed	(7,815,125)	(47,049,054)	(8,378,869)	(48,454,588)
Net increase (decrease)	(4,800,330)	($28,971,037)	(6,395,458)	($35,596,018)

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
MATTHEWS ASIA SMALL COMPANIES FUND
Investor Class
Shares sold	935,049	$17,345,828	8,497,848	$182,977,362
Shares issued through reinvestment of distributions	—	—	23,288	441,546
Shares redeemed	(3,349,941)	(62,505,240)	(16,455,313)	(348,268,552)
Net increase (decrease)	(2,414,892)	($45,159,412)	(7,934,177)	($164,849,644)
Institutional Class
Shares sold	985,348	$17,948,951	11,287,130	$246,873,661
Shares issued through reinvestment of distributions	—	—	47,417	898,076
Shares redeemed	(1,991,074)	(36,158,710)	(3,476,347)	(67,815,813)
Net increase (decrease)	(1,005,726)	($18,209,759)	7,858,200	$179,955,924
MATTHEWS CHINA SMALL COMPANIES FUND
Investor Class
Shares sold	155,325	$1,245,759	766,278	$7,633,873
Shares issued through reinvestment of distributions	—	—	202,804	1,752,230
Shares redeemed	(378,020)	(3,098,500)	(911,884)	(8,642,334)
Net increase (decrease)	(222,695)	($1,852,741)	57,198	$743,769

Currently, a 2.00% redemption fee will be assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is imposed to discourage market timing and short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that you purchased your shares, and first redeem the shares that you have held the longest.

The Covered Funds may grant an exemption from the redemption fee when the Covered Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Covered Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds’ prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund pays Matthews an annual fee of 0.65% of such Fund’s annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

146	MATTHEWS ASIA FUNDS

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective April 29, 2016 for all Funds, except Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, and Matthews China Small Companies Fund, this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than Institutional Class and class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.25%. For Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund this level is 0.90% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class expenses for the Investor Class. Because certain expenses of the Investor Class may be higher that the Institutional Class and class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. For Matthews China Small Companies Fund this level is 1.50% for the Investor Class. Prior to May 1, 2014 for Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund, this level was 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Growth Fund and Matthews Pacific Tiger Fund, this level was 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, this level was 1.50%. For Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund, Matthews agreed to waive fees and reimburse expenses to each Fund if its expense ratio exceeded 1.25%, 1.75%, and 2.00%, respectively, for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. In turn, if a Fund’s expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. For each Fund other than the Matthews Asia Value Fund and the Matthews Asia Credit Opportunities Fund, this agreement will continue through at least April 30, 2017 and may be extended for additional periods not exceeding one year. This agreement will continue through April 30, 2018 for the Matthews Asia Value Fund and the Matthews Asia Credit Opportunities Fund, and may be extended for additional periods not exceeding one year.

On June 30, 2016, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2016	2017	2018	2019
Matthews Asia Strategic Income Fund	$41,268	$79,504	$113,621	$37,218
Matthews Asia Credit Opportunities Fund*	—	—	—	11,363
Matthews China Fund	—	—	—	1,868
Matthews Asia Value Fund	—	—	41,278	78,075
Matthews Asia Focus Fund	87,951	62,897	87,252	32,502
Matthews Asia Innovators Fund**	—	—	—	6,612
Matthews Asia ESG Fund	—	—	183,986	73,031
Matthews Emerging Asia Fund	85,828	152,283	452,048	220,456
Matthews Asia Small Companies Fund	—	15,270	113,037	83,760
Matthews China Small Companies Fund	7,801	63,212	133,327	48,816

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

Investment advisory fees charged, waived fees and reimbursed additional expenses for the six-month period ended June 30, 2016, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ (Reimbursement)
Matthews Asia Strategic Income Fund	$201,344	($37,218)	$164,126
Matthews Asia Credit Opportunities Fund*	12,844	(11,363)	1,481
Matthews Asian Growth and Income Fund	9,493,005	—	9,493,005
Matthews Asia Dividend Fund	15,129,583	(78,720)	15,050,863
Matthews China Dividend Fund	507,135	—	507,135
Matthews Asia Value Fund	6,010	(78,075)	(72,065)
Matthews Asia Focus Fund	36,061	(32,502)	3,559
Matthews Asia Growth Fund	2,270,246	—	2,270,246
Matthews Pacific Tiger Fund	21,358,088	(220,772)	21,137,316
Matthews Asia ESG Fund	21,642	(73,031)	(51,389)
Matthews Emerging Asia Fund	706,895	(220,456)	486,439
Matthews Asia Innovators Fund**	485,711	(6,612)	479,099
Matthews China Fund	1,957,298	(1,868)	1,955,430
Matthews India Fund	4,791,556	—	4,791,556
Matthews Japan Fund	9,062,397	(2,893)	9,059,504
Matthews Korea Fund	660,970	—	660,970
Matthews Asia Small Companies Fund	2,735,151	(83,760)	2,651,391
Matthews China Small Companies Fund	96,081	(48,816)	47,265

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

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Notes to Financial Statements (unaudited) (continued)

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $508,500 in aggregate for regular compensation during the six-month period ended June 30, 2016.

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2016, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$44,747	$—	$44,747
Matthews Asia Credit Opportunities Fund*	2,826	—	2,826
Matthews Asian Growth and Income Fund	2,061,834	—	2,061,834
Matthews Asia Dividend Fund	3,286,060	(78,720)	3,207,340
Matthews China Dividend Fund	110,187	—	110,187
Matthews Asia Value Fund	1,305	—	1,305
Matthews Asia Focus Fund	7,834	—	7,834
Matthews Asia Growth Fund	493,247	—	493,247
Matthews Pacific Tiger Fund	4,638,917	(220,772)	4,418,145
Matthews Asia ESG Fund	4,694	—	4,694
Matthews Emerging Asia Fund	102,214	—	102,214
Matthews Asia Innovators Fund**	105,523	—	105,523
Matthews China Fund	425,387	—	425,387
Matthews India Fund	1,040,318	—	1,040,318
Matthews Japan Fund	1,965,613	(2,893)	1,962,720
Matthews Korea Fund	143,553	—	143,553
Matthews Asia Small Companies Fund	395,233	—	395,233
Matthews China Small Companies Fund	13,885	—	13,885

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the statements of assets and liabilities as well as the statements of operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

148	MATTHEWS ASIA FUNDS

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2016 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$2,485
Matthews Asia Credit Opportunities Fund*	158
Matthews Asian Growth and Income Fund	114,491
Matthews Asia Dividend Fund	222,102
Matthews China Dividend Fund	6,118
Matthews Asia Value Fund	73
Matthews Asia Focus Fund	435
Matthews Asia Growth Fund	27,386
Matthews Pacific Tiger Fund	257,604
Matthews Asia ESG Fund	261
Matthews Emerging Asia Fund	5,673
Matthews Asia Innovators Fund**	5,859
Matthews China Fund	60,904
Matthews India Fund	57,794
Matthews Japan Fund	109,244
Matthews Korea Fund	7,972
Matthews Asia Small Companies Fund	21,943
Matthews China Small Companies Fund	771

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

Brown Brothers Harriman & Co. serves as the Funds’ custodian. Foreside Funds Distributors LLC, serves as the Funds’ distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

Cross trades for the six-month period ended June 30, 2016, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Matthews International Capital Management, LLC serves as investment advisor. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

As of June 30, 2016, Matthews and its affiliates held 1,406,753 shares of the Matthews Asia Strategic Income Fund, representing approximately 23% of that Fund’s outstanding shares.

As of June 30, 2016, Matthews and its affiliates held 1,166,906 shares of the Matthews Asia Credit Opportunities Fund, representing approximately 92% of that Fund’s outstanding shares.

As of June 30, 2016, Matthews and its affiliates held 98,656 shares of the Matthews Asia Value Fund, representing approximately 50% of that Fund’s outstanding shares.

As of June 30, 2016, Matthews and its affiliates held 168,605 shares of the Matthews Asia Focus Fund, representing approximately 14% of that Fund’s outstanding shares.

As of June 30, 2016, Matthews and its affiliates held 337,109 shares of the Matthews Asia ESG Fund, representing approximately 36% of that Fund’s outstanding shares.

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Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2016 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$22,832,765	$21,508,339
Matthews Asia Credit Opportunities Fund*	—	—	11,615,393	—
Matthews Asian Growth and Income Fund	—	—	203,848,345	363,072,347
Matthews Asia Dividend Fund	19,131,159	7,433,018	498,175,816	830,836,411
Matthews China Dividend Fund	—	—	47,072,533	62,707,293
Matthews Asia Value Fund	—	—	499,205	161,974
Matthews Asia Focus Fund	—	—	762,302	1,660,719
Matthews Asia Growth Fund	—	—	43,861,049	153,013,436
Matthews Pacific Tiger Fund	83,687,081	12,595,716	30,812,896	279,525,327
Matthews Asia ESG Fund	—	—	2,974,393	321,559
Matthews Emerging Asia Fund	1,834,739	—	18,133,114	55,363,965
Matthews Asia Innovators Fund**	—	—	64,210,283	74,293,756
Matthews China Fund	—	—	293,965,908	356,445,887
Matthews India Fund	1,089,880	1,583,334	90,012,811	78,812,835
Matthews Japan Fund	27,758,580	8,552,643	1,549,413,077	424,262,471
Matthews Korea Fund	—	—	29,059,293	59,767,413
Matthews Asia Small Companies Fund	—	—	106,235,444	167,330,456
Matthews China Small Companies Fund	—	—	4,824,771	7,245,666

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

150	MATTHEWS ASIA FUNDS

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2016, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2016 is as follows:

	Shares Held at Dec. 31, 2015	Shares Purchased		Shares Sold	Shares Held at June 30, 2016	Value at June 30, 2016	Dividend Income Jan. 1, 2016– June 30, 2016	Net Realized Gain (Loss) Jan. 1, 2016– June 30, 2016

MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Anritsu Corp.	7,564,500	782,200		437,200	7,909,500	$45,642,823	$800,476	($2,402,522)
Ascendas India Trust	53,470,700	—		—	53,470,700	39,405,020	1,077,298	—
Breville Group, Ltd.	10,644,019	—		—	10,644,019	60,033,974	1,147,658	—
CapitaLand Retail China Trust, REIT	43,232,400	—		—	43,232,400	48,256,068	1,617,870	—
China Machinery Engineering Corp. H Shares	53,811,000	2,781,000		—	56,592,000	37,005,060	—	—
Greatview Aseptic Packaging Co., Ltd.†	109,030,000	—		87,117,000	21,913,000	—	—	—
Minth Group, Ltd.	59,535,000	—		—	59,535,000	192,231,571	4,199,865	—
Sercomm Corp.	11,111,000	1,569,000		503,000	12,177,000	27,329,251	—	22,640
Spotless Group Holdings, Ltd.	48,823,125	9,587,962		—	58,411,087	49,433,995	1,560,995	—
Yuexiu Transport Infrastructure, Ltd.	109,322,000	—		5,930,000	103,392,000	66,705,866	2,252,045	495,381

Total Affiliates						$566,043,628	$12,656,207	($1,884,501)

MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,154,297	—		—	6,154,297	$90,836,833	$—	$—
Fuyao Glass Industry Group Co., Ltd. H Shares	31,836,000	3,000,000		—	34,836,000	81,071,770	3,599,251	—
Green Cross Corp.	846,872	—		70,000	776,872	127,832,970	—	3,794,822
Hyflux, Ltd.†	43,084,530	—		7,893,800	35,190,730	—	—	—
Synnex Technology International Corp.	98,191,354	—		—	98,191,354	106,531,796	—	—
Tata Power Co., Ltd.	165,620,436	—		—	165,620,436	180,343,321	—	—

Total Affiliates						$586,616,690	$3,599,251	$3,794,822

MATTHEWS EMERGING ASIA FUND
Name of Issuer:
National Seed JSC	554,535	425,050		—	979,585	$4,391,970	$—	$—

Total Affiliates						$4,391,970	$—	$—

MATTHEWS INDIA FUND
Name of Issuer:
eClerx Services, Ltd.	3,135,581	53,094		75,624	3,113,051	$66,778,698	$—	$384,650
VST Industries, Ltd.	1,215,704	—		—	1,215,704	30,694,195	—	—

Total Affiliates						$97,472,893	$—	$384,650

MATTHEWS JAPAN FUND
Name of Issuer:
AIT Corp.†	1,130,300	—		1,103,700	26,600	$—	$—	$—
Broadleaf Co., Ltd.	753,800	1,408,200		—	2,162,000	19,925,737	331,289	—
Daiken Medical Co., Ltd.	1,755,200	—		—	1,755,200	13,349,807	125,371	—
Doshisha Co., Ltd.	1,643,200	449,600		—	2,092,800	40,205,827	399,286	—
eGuarantee, Inc.	841,800	63,000		104,800	800,000	25,442,790	244,152	1,527,506
MORESCO Corp.†	774,500	—		456,300	318,200	—	—	—
Infomart Corp	—	3,737,500		—	3,737,500	34,224,891	193,084	—
N Field Co., Ltd.	1,006,400	—		1,006,400	—	—	—	—
Financial Products Group Co	3,258,800	2,020,400		312,300	4,966,900	51,275,622	—	2,458,203
Sac’s Bar Holdings, Inc.	1,480,350	330,000		—	1,810,350	17,710,741	387,932	—
TechnoPro Holdings, Inc.	1,380,700	931,300		—	2,312,000	71,991,926	1,245,423	—
Trancom Co., Ltd.	429,400	147,000		28,900	547,500	36,137,592	176,984	887,193
W-Scope Corp.	—	2,081,400	‡	81,800	1,999,600	47,302,919	—	1,776,100

Total Affiliates						$357,567,852	$3,103,521	$6,649,002

MATTHEWS ASIA SMALL COMPANIES FUND
Name of Issuer:
FineTek Co., Ltd.†	3,192,920	—		1,329,980	1,862,940	$—	$—	$—

Total Affiliates						$—	$—	$—

†	Issuer was not an affiliated company as of June 30, 2016.
‡	Includes stock split during the period.

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Notes to Financial Statements (unaudited) (continued)

8.	INCOME TAX INFORMATION INCOME AND WITHHOLDING TAXES

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2015. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under current tax law, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2015.

Late Year Losses*
Matthews Asia Strategic Income Fund	$179,842
Matthews Asian Growth and Income Fund	366,546
Matthews Asia Dividend Fund	32,923,665
Matthews China Dividend Fund	87,749
Matthews China Fund	2,902,517

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

As of December 31, 2015, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

			Amount With No Expiration*
LOSSES DEFERRED EXPIRING IN:	2016	2017	Short-term Losses	Long-term Losses	Total
Matthews Asia Strategic Income Fund	$—	$—	$1,535,532	$—	$1,535,532
Matthews Asia Focus Fund	—	—	128,568	508,677	637,245
Matthews Asia Growth Fund	—	19,506,205	—	—	19,506,205
Matthews Asia ESG Fund	—	—	29,988	—	29,988
Matthews Emerging Asia Fund	—	—	—	883,817	883,817
Matthews Japan Fund	20,727,478	44,032,426	—	—	64,759,904
Matthews Asia Small Companies Fund	—	—	12,769,786	—	12,769,786

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

152	MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (unaudited)

The Matthews Asia Credit Opportunities Fund (the “Fund”), which is a new series of the Trust, has retained Matthews International Capital Management, LLC (“Matthews”) to manage its assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Fund, including the Independent Trustees. Following an initial term with respect to the Fund upon its commencement of operations, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At an in-person meeting held on February 23-24, 2016, the Board, including the Independent Trustees of the Trust, approved the Advisory Agreement, with respect to the Fund, for an initial term through August 31, 2017.

The Independent Trustees reviewed and discussed the information provided by Matthews at that and prior meetings. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreement with respect to the Fund.

T	The nature, extent and quality of the services to be provided by Matthews under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at Matthews who would be responsible for providing services to the Fund and would be responsible for the daily management of the Fund’s portfolio. The Trustees noted that Matthews has continued to expand its professional staff at both senior and junior levels over the past several years, and has enjoyed relative stability of its senior executive and portfolio management. The Trustees noted Matthews’ on-going commitment to governance, compliance, risk and valuation practices. The Trustees viewed Matthews as well positioned to provide high quality services to the Fund under various market conditions, as demonstrated by the past volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times. The Trustees concluded that Matthews has the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are expected to be satisfactory and reliable.

T	The investment performance of Matthews. The Trustees are familiar with the short-term and long-term performance of other series of the Trust on both an absolute basis and in comparison to peer funds and benchmark indices. This is a new Fund without any prior performance. The Trustees also emphasized longer-term performance goals, which they believe are more important than short isolated periods for purposes of evaluating Matthews’ success in meeting Fund and shareholder objectives. The Trustees concluded that Matthews has the potential to generate acceptable long-term performance for the Fund.
T	The extent to which Matthews realizes economies of scale as the Fund grows larger and whether Fund investors benefit from any economies of scale. Because the Fund is new, it is not expected to recognize economies of scale for some time. The Trustees expect to monitor the Fund’s growth and evaluate economies of scale at future renewals of the Advisory Agreement in effect at that time. They expect that the Fund will benefit from existing economies of scale because of the family pricing of certain series of the Trust, including the Fund, including recently negotiated breakpoints. Additional fee reductions were adopted under the Administration and Shareholder Services Agreement for all series of the Trust for each increment of $5 billion of additional assets over $25 billion, with the lowest fee rate on assets over $45 billion. As a result, the Trustees remain satisfied about the extent to which economies of scale would be shared with the Fund and its shareholders.

T	The costs of the services to be provided by Matthews and others. The Trustees considered the proposed advisory fees and the expected total fees and expenses of the Fund in comparison to the advisory fees and other fees and expenses of other funds in the Trust, noting that the Fund does not have a fully suitable peer group for its specialty strategy. The Trustees noted the expense limitation that would apply to this Fund, and that the administrative fee would be based on the combined family pricing for the Trust. Also, the total expense ratio to be paid by investors in the Fund, which is most representative of an investor’s net experience, would be reasonable.

T	The profits to be realized by Matthews and its affiliates from the relationships with the Fund. The Trustees recognized that, as a new fund with expense limitations in place, it is unlikely that the Fund will generate profits for Matthews initially and may not do so until the Fund has experienced some significant growth. The Trustees also considered that the additional benefits expected to be derived by Matthews from its relationship with the Fund are limited solely to research benefits received in exchange for “soft dollars.”

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangement would be fair and reasonable to the Fund in light of the services that Matthews is expected to provide, and that the Fund’s shareholders are expected to receive reasonable value in return for the advisory fees paid. For these reasons, the approval of the Advisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Fund or by Matthews upon 60 days’ prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

matthewsasia.com | 800.789.ASIA	153

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES Matthews Asia Funds P.O. Box 9791 Providence, RI 02940 800.789.ASIA LEGAL COUNSEL Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

SAR-0616-262M

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 6, 2016

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	September 6, 2016

*	Print the name and title of each signing officer under his or her signature.